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INDEX TO FINANCIAL STATEMENTS

As filed with the Securities and Exchange Commission on February 24, 2014

Securities Act File No. 333-191871

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2
TO
FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

TriplePoint Venture Growth BDC Corp.
(Exact Name of Registrant as Specified in Charter)

c/o TriplePoint Capital LLC
2755 Sand Hill Road, Suite 150, Menlo Park, California 94025
(Address of Principal Executive Offices)

(650) 854-2090
(Registrant's Telephone Number, Including Area Code)

James P. Labe
Chief Executive Officer and Chairman of the Board
2755 Sand Hill Road, Suite 150, Menlo Park, California 94025
(Name and Address of Agent for Service)

COPIES TO:
Andrew S. Epstein, Esq. Clifford R. Cone, Esq. Clifford Chance US LLP 31 West 52nd Street New York, NY 10019 Tel: (212) 878-8000 Fax: (212) 878-8375	Steven B. Boehm, Esq. John J. Mahon, Esq. Sutherland Asbill & Brennan LLP 700 Sixth Street, NW, Suite 700 Washington, DC 20001 Tel: (202) 383-0100 Fax: (202) 637-3593

Approximate date of proposed public offering:
As soon as practicable after the effective date of this registration statement.

        If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

        It is proposed that this filing will become effective (check appropriate box):

        ☐    when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee

Common Stock, $0.01 par value per share	$143,750,000	$18,515(3)

(1)
Includes the underwriters' option to purchase additional shares.

(2)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

(3)
A filing fee of $16,100 was previously paid with the registration of $125,000,000 of the registrant's common stock in connection with the filing of this registration statement on October 23, 2013.

        The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated February 24, 2014

PRELIMINARY PROSPECTUS

         8,333,333 SHARES

Common stock

         TriplePoint Venture Growth BDC Corp. is an externally managed, closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940, as amended. We also intend to elect to be treated, and intend to qualify annually thereafter, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes, beginning with our taxable year ending December 31, 2014. We were formed to expand the venture growth stage business segment of TriplePoint Capital LLC's investment platform. We refer to TriplePoint Capital LLC as our "Sponsor." Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending to venture growth stage companies focused in technology, life sciences and other high growth industries backed by our Sponsor's select group of leading venture capital investors.

         Our investment activities will be managed by TPVG Advisers LLC, or our "Adviser," which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a subsidiary of our Sponsor. Concurrently with this offering, we expect to sell to certain purchasers, including members of our Adviser's senior investment team and other persons and/or entities associated with our Sponsor, 257,332 shares of our common stock in a private placement at a purchase price per share equal to the price per share of our initial public offering.

         This is the initial public offering of our shares of common stock. All of the 8,333,333 shares of common stock offered by this prospectus are being sold by us.

         We currently expect that the initial public offering price per share will be $15.00 per share. Our common stock has been approved for listing on the New York Stock Exchange under the symbol "TPVG," subject to official notice of issuance. Assuming an initial offering price per share of $15.00, purchasers of shares of common stock in this offering will experience immediate dilution of approximately $0.64 per share. See "Dilution." Our shares of common stock have no history of public trading. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. See "Regulation—Emerging Growth Company."

         We are an "emerging growth company" under the Jumpstart Our Business Startups Act of 2012, as amended, and will be subject to reduced public company reporting requirements.

         Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in "Risk Factors" beginning on page 28 of this prospectus.

         This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the "SEC." The SEC also maintains a website at http://www.sec.gov that contains such information. This information will also be available free of charge by contacting us at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Investor Relations, or by calling us collect at (650) 854-2090 or on our website at http://www.tpvg.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.

	Per share	Total

Public offering price	$	$

Sales load payable by us (underwriting discounts and commissions)(1)	$	$

Proceeds to us, before expenses(2)	$	$

(1)
The total sales load for this offering is $                , or $       per share. Our Adviser has agreed to pay to the underwriters 50% of the total sales load in an amount equal to $        million.

(2)
We estimate that we will incur offering expenses of $1.75 million in connection with this offering and the Concurrent Private Placement. Our Adviser has agreed to pay our organization and certain other expenses and any offering expenses that exceed $1.75 million. There will be additional items of value paid in connection with this offering that are viewed by the Financial Industry Regulatory Authority, Inc. as underwriting compensation. Payment of this additional underwriting compensation will reduce the proceeds to us, before expenses. See "Underwriting."

         We have granted the underwriters a 30-day option to purchase up to an additional 1,250,000 shares of our common stock at the public offering price, less the sales load. If the underwriters exercise this option in full, the total sales load payable by us will be approximately $        million and the total proceeds to us, before expenses, will be approximately $          million.

         Neither the SEC nor any state securities commission has approved or disapproved of these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The underwriters expect to deliver the shares to purchasers on or before                , 2014.

Morgan Stanley	Wells Fargo Securities	Goldman, Sachs & Co.	Credit Suisse	UBS Investment Bank

The date of this prospectus is            , 2014

        You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes to the extent required by law.

        Through and including            , 2014 (25 days after the date of the prospectus), U.S. federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers' obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

i

 PROSPECTUS SUMMARY

        This prospectus summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under "Risk Factors" and the other information included in this prospectus carefully.

        Except as otherwise indicated in this prospectus, the terms:

  •
  "we," "us" and "our" refer to TriplePoint Venture Growth BDC Corp., a Maryland corporation, and our wholly owned subsidiaries;

  •
  "Adviser" refers to TPVG Advisers LLC, a Delaware limited liability company, our investment adviser and a subsidiary of our Sponsor;

  •
  "Administrator" refers to TPVG Administrator LLC, a Delaware limited liability company, our administrator and a subsidiary of our Adviser;

  •
  "Sponsor" refers to TriplePoint Capital LLC, a Delaware limited liability company;

  •
  "Financing Subsidiary" refers to TPVG Variable Funding Company LLC, a Delaware limited liability company and our wholly owned subsidiary; and

  •
  "VG1" refers to TPC Venture Growth Partners 1 LLC, a Delaware limited liability company and a wholly owned subsidiary of our Sponsor.

        Unless otherwise indicated, all information included in this prospectus (i) regarding our expected initial portfolio is as of the date of this preliminary prospectus; (ii) assumes the common stock to be sold in this offering is to be sold at $15.00 per share; (iii) assumes the sale in a concurrent private placement to certain purchasers, including members of our Adviser's senior investment team and other persons and/or entities associated with our Sponsor, at the initial public offering price per share, without payment of any underwriting discount or commission, of 257,332 shares of our common stock; and (iv) assumes no exercise by the underwriters of their option to purchase up to an additional 1,250,000 shares of our common stock. To the extent any unfunded obligation described herein (including under any non-binding term sheet or letter of intent that we have assumed from our Sponsor) is funded following such date, there will be changes to the fair value of such investment and the aggregate fair value of our expected initial portfolio.

Overview

        We are an externally managed, closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company, or "BDC," under the Investment Company Act of 1940, as amended, or the "1940 Act." We also intend to elect to be treated, and intend to qualify annually thereafter, as a regulated investment company, or "RIC," under Subchapter M of the Internal Revenue Code of 1986, as amended, or the "Code," for U.S. federal income tax purposes beginning with our taxable year ending December 31, 2014. We are an "emerging growth company" under the Jumpstart Our Business Startups Act of 2012, as amended, or the "JOBS Act." For so long as we remain an emerging growth company under the JOBS Act, we will be subject to reduced public company reporting requirements.

        We were formed to expand the venture growth stage business segment of TriplePoint Capital LLC's investment platform and will be the primary vehicle through which our Sponsor focuses its venture growth stage business. Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending with warrants to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by our Sponsor's select group of leading venture capital investors.

        We categorize venture capital-backed companies into the following five lifecycle stages of development: seed, early, later, venture growth and public. For additional information on how we define each market stage, see "Business—Market Opportunity." We will originate and invest primarily in venture growth stage companies. Companies at the venture growth stage have distinct characteristics differentiating them from venture capital-backed companies at other stages in their development lifecycle. For example, the venture growth stage companies that we expect to target generally will have completed development of their primary technology and products, meaningful customer sales, experienced management teams, proprietary intellectual property, significant enterprise values and strong capital bases relative to our investments. Additionally, we believe that the credit performance of our venture growth stage companies and the returns associated with lending to these companies will be enhanced through our Adviser's focus on originating investments primarily backed by our Sponsor's select group of leading venture capital investors. We believe these venture capital investors generally (i) have strong brand recognition and track records, respected reputations and experienced professionals, (ii) have superior selection processes and access to quality investment opportunities; (iii) identify and back experienced entrepreneurs with high potential for success; (iv) invest in companies with innovative and proprietary technology that will expand existing or create new market segments; (v) provide specialized knowledge, expertise and assistance in building and growing these companies into industry leading enterprises; (vi) support their companies through continued economic support or by assisting them in raising additional capital from new equity investors; (vii) encourage their companies to opportunistically and prudently utilize debt financing; and (viii) generate strong returns through sales and initial public offerings of the companies in which they invest. In addition, we believe our Sponsor's select group of leading venture capital investors is able to raise additional funds to invest in new companies which should result in more future debt financing opportunities for us.

        We will originate and invest primarily in loans that have a secured collateral position and are used by venture growth stage companies to finance their continued expansion and growth, or "growth capital loans," equipment-secured debt financings, or "equipment financings," and, on a select basis, revolving loans, collectively "secured loans," together with, in many cases, attached equity "kickers" in the form of warrants, and direct equity investments. We expect to underwrite our investments seeking an unlevered yield-to-maturity on our growth capital loans and equipment financings generally ranging from 10% to 18% and on our revolving loans generally ranging from 1% above the applicable prime rate to 10%, in each case, with potential for higher returns in the event we are able to exercise warrants and realize gains or sell our related equity investments at a profit. We also generally expect to underwrite our secured loans seeking a loan-to-enterprise value of less than 25%. We expect to make investments that our Adviser's senior investment team believes have a low probability of loss due to our expertise and the revenue profile, product validation, customer commitments, intellectual property, financial condition and enterprise value of the potential opportunity. We believe these investments will provide us with a stable, fixed-income revenue stream along with the potential for equity-related gains on a risk-adjusted basis. We believe that the venture growth stage debt market presents a compelling growth channel for us because it has high barriers to entry and is underserved by both traditional lenders and existing debt financing providers to venture capital-backed companies given the brand, reputation and market acceptance, industry relationships, venture lending and leasing expertise, specialized skills, track record, and other factors required to lend to companies backed by leading venture capital investors. Additionally, we believe our investments will be distinct compared with the investments made by more traditional lenders because our investments provide us the ability to invest alongside leading venture capital investors in companies focused in technology, life sciences and other high growth industries. We also believe that our investments are distinct compared to the investments made by existing debt financing providers to venture capital-backed companies given our primary focus on venture growth stage companies backed by our Sponsor's select group of leading venture capital investors.

        Shortly prior to the time we elect to be regulated as a BDC, we intend to acquire from our Sponsor and VG1 a select portfolio of investments in venture growth stage companies originated through our Sponsor consisting of funded debt and direct equity investments, future funding obligations and warrants associated with both the funded debt investments and future funding obligations. We refer to this portfolio of investments as our "Initial Portfolio." The valuation of our Initial Portfolio will be conducted by our board of directors, or our "Board," in consultation with our Adviser. See "Discussion of Management's Expected Operating Plans—Critical Accounting Policies—Valuation of Investments." All of our funded debt investments have our Sponsor's top two internal risk ratings of Clear (1) or White (2). For information regarding our Adviser's internal risk-rating methodology, see "Business—Investment Monitoring and Portfolio Management." We have engaged an independent third-party valuation firm to assist us in determining the fair value of the investments that comprise our Initial Portfolio.

Our Sponsor

        Our Sponsor, TriplePoint Capital LLC, is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. Our Sponsor is located on Sand Hill Road in Silicon Valley and has a primary focus in technology, life sciences and other high growth industries. Our Sponsor's portfolio of venture capital-backed companies included and/or includes widely recognized and industry-leading companies, including, among others, Facebook, YouTube, Bloom Energy, Chegg, Cyan, Etsy, Gilt Groupe, Oncomed, One Kings Lane, Proteolix, Ring Central, Ruckus Wireless, Segway, Shazam, Splunk, Square and Workday. For information regarding our Sponsor, see "Business—Our Sponsor, Senior Investment Team, Adviser and Administrator—Our Sponsor."

        Since the launch of its investment platform in 2006 through December 31, 2013, our Sponsor has successfully raised approximately $1.25 billion of capital commitments from institutional investors, which may be increased to approximately $1.75 billion at the option of one of our Sponsor's existing institutional investors. To supplement these capital commitments, our Sponsor has secured approximately $1.4 billion of cumulative warehouse-based and other multi-year credit facilities from international banking firms over the same period.

        Our Sponsor utilizes a unique, relationship-based lending strategy which primarily targets companies funded by a select group of leading venture capital investors. Our Sponsor refers to this approach as the "TriplePoint Lifespan Approach." Key elements of the TriplePoint Lifespan Approach include:

  •
  establishing debt financing relationships with select venture capital-backed companies across all five lifecycle stages of development;

  •
  working with our Sponsor's select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms;

  •
  developing debt financing relationships as early as possible in a venture capital-backed company's lifecycle in order to have a real-time understanding of the company's capital needs and be in a strategic position to evaluate and capitalize on additional investment opportunities as the company matures;

  •
  diligently monitoring the progress and ongoing creditworthiness of a borrower; and

  •
  serving as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service.

        Our Adviser has entered into a staffing agreement with our Sponsor, or the "Staffing Agreement," under which our Sponsor will agree to make its investment and portfolio management and monitoring teams available to our Adviser.

Senior Investment Team

        Our Adviser's senior investment team is led by our Sponsor's co-founders, James P. Labe and Sajal K. Srivastava, who are highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company's lifecycle, and have developed long-standing relationships with, and have an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner. Our Adviser's co-founders have worked together for more than 14 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high growth industries as well as in venture capital, private equity and credit. Our Adviser's senior investment team has an average of more than 14 years of relevant experience and an extensive network of industry contacts and venture capital relationships. Since the launch of our Sponsor's global investment platform in 2006 through December 31, 2013, our Adviser's senior investment team has committed and funded approximately $2.3 billion and $1.5 billion, respectively, of capital to more than 355 companies, generating more than $415.3 million of cumulative total investment income and $81.4 million of cumulative net realized warrant and equity gains (excluding potential gains relating to $18.3 million of publicly traded securities held as of December 31, 2013) while incurring less than $42.1 million of cumulative net realized credit losses. Of the $2.3 billion of committed capital, approximately $776.7 million of debt financing was committed to 40 venture growth stage companies and of the $1.5 billion of funded capital, approximately $470.3 million of debt financing was funded to 35 venture growth stage companies. Our Sponsor has not realized any credit losses with respect to its venture growth stage loans. There can be no assurance that our Initial Portfolio or assets otherwise obtained by us in the future will perform as our Sponsor's assets have performed historically. See "Business—Our Sponsor, Senior Investment Team, Adviser and Administrator—Senior Investment Team."

Our Adviser

        Our investment activities will be managed by our Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the "Advisers Act," and is a subsidiary of our Sponsor. Our Adviser will be responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and diligencing our investments and monitoring our investment portfolio on an ongoing basis. Our Adviser was organized in August 2013 and, pursuant to an investment advisory agreement we have entered into with our Adviser, or the "Investment Advisory Agreement," we will pay our Adviser a base management fee and an incentive fee for its services. For information regarding our Adviser, see "Fees and Expenses," "Management Agreements—Investment Advisory Agreement" and "Related Party Transactions and Certain Relationships—Investment Advisory Agreement."

Our Administrator

        Our administrative functions will be provided by our Administrator. Our Administrator will be responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. We have entered into an administration agreement with our Administrator, or the "Administration Agreement," under which we will pay our Administrator an amount equal to our allocable portion (subject to the review of our Board) of our Administrator's overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. For information regarding our Administrator, see "Fees and Expenses," "Management Agreements—Administration Agreement" and "Related Party Transactions and Certain Relationships—Administration Agreement."

Formation Transactions

        Shortly prior to the time we elect to be regulated as a BDC, we intend to acquire our Initial Portfolio for approximately $102.5 million in cash based on the February 3, 2014 valuation set forth under "—Our Initial Portfolio" comprised of approximately $98.6 million for the fair value of the debt investments plus approximately $4.9 million for the fair value of the equity and warrant investments, less approximately $1.0 million for the fair value of the unfunded obligations, which amount will be adjusted at the time of our acquisition of our Initial Portfolio for the assets that are acquired subsequent to February 3, 2014 as described under "—Recent Developments" and the changes in fair value of any of the funded and unfunded obligations that are being assumed by us, as well as any earnings, interest, fees or other income received or accrued on the investments in our Initial Portfolio. We expect to use borrowings under a $200 million short-term credit facility, or the "Bridge Facility," with Deutsche Bank AG, New York Branch, or "Deutsche Bank" to acquire our Initial Portfolio. For information regarding our Initial Portfolio and recent developments, see "Business—Our Initial Portfolio" and "Business—Recent Developments." Upon completion of this offering, we expect to repay the Bridge Facility in full with all of the net proceeds from this offering, the approximately $3.9 million of net proceeds we expect to receive in connection with the sale of our common stock to certain purchasers, including members of our Adviser's senior investment team and other persons and/or entities associated with our Sponsor, in a concurrent private placement transaction at a purchase price per share equal to the price per share of our initial public offering, or the "Concurrent Private Placement," and, to the extent necessary, borrowings under a $150 million revolving credit facility, or the "Credit Facility," we have entered into with Deutsche Bank, acting as administrative agent and a lender, and KeyBank National Association, EverBank Commercial Finance, Inc. and AloStar Bank of Commerce, as other lenders, which will become effective concurrent with the completion of this offering. For additional information regarding the structure and terms of the Credit Facility, see "Discussion of Management's Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Credit Facility."

        The following chart illustrates our expected ownership structure and expected relationship with our Sponsor, Adviser and Administrator upon completion of this offering, the Concurrent Private Placement and the formation transactions:

*
Includes 1,668 shares of our common stock purchased by Messrs. Labe and Srivastava in connection with our initial capitalization at $15.00 per share.

Our Initial Portfolio

        Shortly prior to the time we elect to be regulated as a BDC, we intend to acquire from our Sponsor and VG1 a select portfolio of investments in venture growth stage companies originated through our Sponsor consisting of funded debt and direct equity investments, future funding obligations and warrants associated with both the funded debt investments and future funding obligations. Our

Initial Portfolio includes 23 secured loans with an aggregate outstanding principal amount of approximately $119.2 million with a weighted average loan-to-enterprise value of approximately 5.8%, two direct equity investments and warrants to purchase shares in 15 portfolio companies, which includes the investments listed below and the investments described under "—Recent Developments." The valuation of our Initial Portfolio will be conducted by our Board in consultation with our Adviser. All of our funded debt investments have our Sponsor's top two internal risk ratings of Clear (1) or White (2). For information regarding our Adviser's internal risk-rating methodology, see "Business—Investment Monitoring and Portfolio Management." We have engaged an independent third-party valuation firm to assist us in determining the fair value of the investments that comprise our Initial Portfolio. For additional information on our Initial Portfolio, see "Business—Our Initial Portfolio."

        The following table shows certain information regarding the secured loans in our expected Initial Portfolio as of February 3, 2014:

Venture Growth Stage Company(1)(2)	Industry	Type of Investment(3)(4)(5)	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments(6)
Aerohive Networks, Inc.	Wireless Communications Equipment	Growth Capital Loan (9.75% interest rate, 6.00% EOT payment)	$2,500,000	$2,488,752	$2,500,000	12/31/2015
		Growth Capital Loan (10.75% interest rate, 6.75% EOT payment)	7,500,000	7,435,473	7,500,000	12/31/2017

Aerohive Networks, Inc. Total				9,924,225	10,000,000

AirStrip Technologies, Inc.	Medical Software and Information Services	Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	5,000,000	5,018,800	5,025,000	10/31/2016
Birchbox, Inc.	E-Commerce—Personal Goods	Growth Capital Loan (10.75% interest rate, 8.00% EOT payment)	2,000,000	1,953,614	1,950,000	5/31/2017
		Growth Capital Loan (10.75% interest rate, 8.00% EOT payment)	3,000,000	2,912,358	2,925,000	6/30/2017

Birchbox, Inc. Total				4,865,972	4,875,000

Coraid, Inc.	Data Storage	Growth Capital Loan (10.00% interest rate, 6.00% EOT payment)	5,000,000	4,912,218	4,925,000	12/31/2016
Harvest Power, Inc.	Biofuels/Biomass	Growth Capital Loan (12.00% interest rate, 9.00% EOT payment)	20,000,000	20,040,911	20,200,000	11/30/2016
Hayneedle, Inc.	E-Commerce—Household Goods	Growth Capital Loan (12.50% interest rate, 12.00% EOT payment)	15,000,000	14,751,108	14,737,500	8/31/2017
		Growth Capital Loan (12.75% interest rate, 16.00% EOT payment)	5,000,000	4,876,240	4,862,500	12/31/2017

Hayneedle, Inc. Total				19,627,348	19,600,000

Lattice Engines, Inc.	Business Applications Software	Growth Capital Loan (8.50% interest rate, 8.00% EOT payment)	5,000,000	5,007,272	5,025,000	12/31/2016

Venture Growth Stage Company(1)(2)	Industry	Type of Investment(3)(4)(5)	Outstanding Principal	Cost	Fair Value	Maturity Date
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	$1,000,000	$1,010,188	$1,012,500	6/30/2016
		Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	2,000,000	2,014,421	2,020,000	7/31/2016
		Growth Capital Loan (12.00% interest rate, 10.50% EOT payment)	2,000,000	1,989,081	1,990,000	8/31/2017
		Growth Capital Loan (12.00% interest rate, 11.00% EOT payment)	5,000,000	4,936,824	4,937,500	11/30/2017
		Equipment Financing(7)(8) (7.50% interest rate, 15.00% EOT payment)	890,348	884,029	908,946	8/31/2016
		Equipment Financing(7) (7.50% interest rate, 15.00% EOT payment)	298,162	296,919	303,308	10/31/2016

ModCloth, Inc. Total				11,131,462	11,172,254

Virtual Instruments, Inc.	Network Systems Management Software	Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000,000	4,918,289	4,925,000	12/31/2016
		Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000,000	4,905,381	4,900,000	1/31/2017

Virtual Instruments, Inc. Total				9,823,670	9,825,000

Xirrus, Inc.	Wireless Communications Equipment	Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	3,000,000	2,986,783	3,000,000	6/30/2016
		Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	5,000,000	4,972,843	5,000,000	12/31/2016

Xirrus, Inc. Total				7,959,626	8,000,000

Total Debt Investments			$99,188,510	$98,311,504	$98,647,254

        The following table shows certain information regarding the equity and warrant investments in our expected Initial Portfolio as of February 3, 2014:

Venture Growth Stage Company(1)(2)	Industry	Type of Investment(3)	Shares	Cost	Fair Value
Warrant Investments(9)
Aerohive Networks, Inc.	Wireless Communications Equipment	Preferred Stock Warrants	84,983	$102,892	$152,843
AirStrip Technologies, Inc.	Medical Software and Information Services	Preferred Stock Warrants	20,708	83,743	74,547
Birchbox, Inc.	E-Commerce—Personal Goods	Preferred Stock Warrants	49,829	487,144	566,449
Coraid, Inc.	Data Storage	Preferred Stock Warrants	157,710	317,138	316,511
Harvest Power, Inc.	Biofuels/Biomass	Common Stock Warrants	67,935	82,881	77,446
Hayneedle, Inc.	E-Commerce—Household Goods	Common Stock Warrants	400,000	576,000	468,000
InMobi, Pte Ltd(7)	Advertising / Marketing	Common Stock Warrants	35,000	26,250	27,300
Inspirato, LLC	Travel and Leisure	Preferred Stock Warrants	1,994	45,742	36,848
Lattice Engines, Inc.	Business Applications Software	Preferred Stock Warrants	127,957	16,937	25,898
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Common Stock Warrants	190,448	194,593	247,582
Nutanix, Inc.	Database Software	Preferred Stock Warrants	45,000	64,450	77,401
One Kings Lane, Inc.	E-Commerce—Household Goods	Preferred Stock Warrants	13,635	8,034	28,970
Virtual Instruments, Inc.	Network Systems Management Software	Preferred Stock Warrants	694,788	500,942	611,761
Xirrus, Inc.	Wireless Communications Equipment	Preferred Stock Warrants	1,329,004	82,045	197,709

Total Warrant Investments				$2,588,791	$2,909,265

Equity Investments
MongoDB, Inc.	Software Development Tools	Common Stock(10)	74,742	999,996	999,996
Nutanix, Inc.	Database Software	Preferred Stock(10)	137,202	999,997	999,997

Total Equity Investments				$1,999,993	$1,999,993

Total Portfolio Investments				$102,900,288	$103,556,512

(1)
All of our investments are in entities which are domiciled in the United States and/or have a principal place of business in the United States.

(2)
Unless otherwise noted, all of our assets are expected to be pledged as collateral as part of the Bridge Facility and as part of the Credit Facility.

(3)
No investment represents a 5% or greater interest in any outstanding class of voting security of the portfolio company.

(4)
Interest rate is the annual interest rate on the debt investment and does not include any original issue discount, the end-of-term payment or any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees.

(5)
Our end-of-term payments, or "EOT payment" for purposes of this chart, are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. We accrue interest during the life of the loan on the end-of-term payment but do not receive the cash income until it is actually paid. Therefore a portion of our incentive fee is based on income that we have not yet received in cash.

(6)
None of the portfolio companies have (i) been in payment default, (ii) extended the original maturity of its loan, (iii) converted from cash pay interest to PIK interest or (iv) entered into a material amendment to its loan agreement related to deteriorating financial performance.

(7)
Investment is not a qualifying asset under Section 55(a) of the 1940 Act.

(8)
At the end of the term of this equipment financing, the obligor has the option to purchase the underlying assets at fair market value subject to a cap, return the equipment or continue to finance the assets. Our Adviser's senior investment team has estimated fair market value as a percentage of original cost for purposes of the end-of-term payment column value.

(9)
Warrants are associated with funded debt instruments as well as certain commitments to provide future funding against certain assigned debt financing contracts.

(10)
Not expected to be pledged as collateral as part of the Credit Facility.

        The following table shows the debt commitment and corresponding funded amounts and unfunded obligations in our expected Initial Portfolio as of February 3, 2014:

Venture Growth Stage Company	Debt Commitment Amount	Funded Amount	Unfunded Obligation(1)
Aerohive Networks, Inc.	$20,000,000	$10,000,000	$10,000,000
AirStrip Technologies, Inc.	15,000,000	5,000,000	10,000,000
Birchbox, Inc.	17,000,000	5,000,000	12,000,000
Coraid, Inc.	15,000,000	5,000,000	10,000,000
Harvest Power, Inc.	20,000,000	20,000,000	—
Hayneedle, Inc.	20,000,000	20,000,000	—
InMobi, Inc.(2)	25,000,000	—	25,000,000
Inspirato LLC	15,000,000	—	15,000,000
Lattice Engines, Inc.	10,000,000	5,000,000	5,000,000
ModCloth, Inc.	20,000,000	11,239,087	8,760,913
Nutanix, Inc.	20,000,000	—	20,000,000
One Kings Lane, Inc.	10,000,000	—	10,000,000
Virtual Instruments, Inc.	22,500,000	10,000,000	12,500,000
Xirrus, Inc.	13,000,000	8,000,000	5,000,000

Total	$242,500,000	$99,239,087	$143,260,913

(1)
The fair value of the unfunded obligation is equal to the fees and/or warrants received in connection with entering into the loan agreement, taking into account the remaining term of the agreement and the borrower's credit profile. As of February 3, 2014, the fair value for these unfunded obligations was approximately $1,014,128.

(2)
Investment is not a qualifying asset under Section 55(a) of the 1940 Act.

        We cannot assure you that any of these unfunded obligations will be drawn by the venture growth stage companies nor can we control when they may request such draws, if any.

Recent Developments

        Subsequent to February 3, 2014, the following growth capital loan commitments were entered into by our Sponsor and the following loans were funded by VG1. Our Sponsor and VG1 intend to sell or assign these commitments and sell these loans and warrants to us as part of our expected Initial Portfolio.

        On February 10, 2014, VG1 funded $5,000,000 of the growth capital loan commitment to ModCloth, Inc., with a note with a 12% cash interest rate, a 11.5% end-of-term payment and a maturity date of February 28, 2018, thereby reducing our Sponsor's total unfunded obligation to ModCloth, Inc. to $3,760,913. As part of the funding, our Sponsor received an additional 102,732 common stock warrants.

        On February 13, 2014, VG1 funded $5,000,000 of the growth capital loan commitment to Virtual Instruments, Inc., with a note with a 9.5% cash interest rate, a 9.25% end-of-term payment and a maturity date of February 28, 2017, thereby reducing our Sponsor's total unfunded obligation to Virtual Instruments, Inc. to $7,500,000.

        On February 18, 2014, our Sponsor entered into a $40,000,000 growth capital loan commitment with EndoChoice, Inc., a medical device and equipment company, and received 947,508 class A unit warrants. On February 18, 2014, VG1 funded $20,000,000 of the growth capital loan commitment with two notes, each with a 11.75% cash interest rate, an 8.00% end-of-term payment and a maturity date of February 28, 2017, thereby reducing our Sponsor's total unfunded obligation to EndoChoice, Inc. to $20,000,000. Our Sponsor intends to sell one $10,000,000 growth capital loan note and 315,836 of class A unit warrants to us as well as assign to us all of the remaining unfunded obligation and an additional 315,836 of class A unit warrants.

        As a result of the changes noted above, our Initial Portfolio consists of 23 secured loans with an aggregate outstanding principal amount of approximately $119.2 million with a weighted average loan-to-enterprise value of approximately 5.8%, two direct equity investments and warrants to purchase shares in 15 portfolio companies and remaining funding obligations of approximately $153.3 million.

        Following the changes noted above, the composition of the debt investments in our expected Initial Portfolio based upon outstanding principal balance is as follows:

By Loan Type	By Industry

Investment Strategy

Overview

        Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation. We intend to pursue our investment objective by relying on a core investment philosophy described as the "Four Rs." The Four Rs stand for:

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  Relationships—We seek to develop and maintain deep, longstanding and mutually beneficial relationships with our Sponsor's select group of leading venture capital investors, borrowers and entrepreneurs.

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  Reputation—We seek to preserve and extend the strong reputation of our Sponsor's brand and franchise as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service when interacting with venture capital investors, borrowers and entrepreneurs and when originating, structuring, underwriting and monitoring our investments.

  •
  References—We seek to make every venture capital investor, borrower and entrepreneur with whom we work a reference so that they not only work with us again but encourage others to work with us also. We believe that receiving referrals from our Sponsor's select group of leading venture capital investors, borrowers and entrepreneurs will be a critical part of our investment origination process and will differentiate us from other lenders.

  •
  Returns—We expect that by focusing on relationships, reputation and references, in addition to utilizing our specialized and established credit and monitoring process, we will generate attractive risk-adjusted returns over the long-term.

        We believe that our relationship-based approach to investing, which leverages our Adviser's senior investment team's expertise in developing strong relationships with venture capital investors and venture capital-backed companies, understanding the capital needs of a venture growth stage company, and structuring and customizing attractive financing solutions to meet the financing needs throughout a company's growth stage, will enable us to identify, attract and proactively capitalize on venture growth stage companies' debt needs as they grow and become successful enterprises.

Target Venture Growth Stage Companies

        We primarily expect to target investment opportunities in venture growth stage companies backed by venture capital investors. However, having backing from a venture capital investor does not guarantee financing from us. Prospective borrowers must further qualify based on our Adviser's rigorous and established investment selection and underwriting criteria and generally will have many of the following characteristics:

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  financing from a member of our Sponsor's select group of leading venture capital investors with whom our Sponsor has an established history of providing secured loans alongside equity investments made by these venture capital investors;

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  focused in technology, life sciences or other high growth industries and targeting an industry segment with a large and/or growing market opportunity;

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  completion of their primary technology and product development;

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  meaningful customer sales, commitments or orders and have generated or we believe are reasonably expected to generate within the current fiscal year or on an annualized run rate at least $20 million in revenues and a strong outlook for continued and/or potentially rapid revenue growth;

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  a leadership position in its market (or the potential to establish a leadership position) with potential and/or defensible barriers to entry;

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  an experienced and relatively complete senior management team with a successful track record;

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  support from existing venture capital investors in the form of meaningful invested equity capital relative to our investment amount and/or reserved capital or willingness to invest additional capital as needed;

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  strong likelihood of raising additional equity capital or achieving an exit in the form of an IPO or sale based on our determination;

  •
  differentiated products, unique technology, proprietary intellectual property, and/or positive clinical results that may have intrinsic value on a stand-alone and/or liquidation basis;

  •
  meaningful enterprise value relative to the size of our investment as indicated by a recent equity round valuation or as determined by a third-party with, in our Adviser's senior investment team's opinion, the potential for upside;

  •
  a balanced current financial condition typically with 12 months or more of operating cash runway based on its projected cash burn and/or a path to profitability typically over a three to five year period from the date of our investment; and

  •
  upcoming strategic and potential enterprise valuation-accreting business milestones that our investment can help provide operating cash runway for the company to achieve.

        For many venture capital-backed companies, we believe that the venture growth stage is generally the point in their lifecycle at which they begin operational and financial preparations for a liquidity event, such as an initial public offering or private sale. For detailed information regarding the characteristics of venture growth stage companies we are targeting, see "Business—Market Opportunity—Stages of Venture Capital-backed Companies and the Appeal of Venture Growth Stage Companies." We believe these investments will provide us with a stable, fixed-income revenue stream along with the potential for equity-related gains on a risk-adjusted basis. We may invest opportunistically in venture capital-backed companies at other lifecycle stages of development when our Adviser's senior investment team believes that they present an attractive investment opportunity for us, subject to our compliance with applicable requirements under the 1940 Act.

        We believe that the profiles of the venture growth stage companies that we target mitigate our risk because we expect these companies typically have several options to repay our debt financing through:

  •
  cash flow either from achieving the strong and rapid revenue and profitability plans targeted at the time of our underwriting or in a downside risk scenario from reducing growth and associated operating expenses;

  •
  receiving additional cash from new equity investors based on the progress and development made by the company and their outlook for growth or in a downside risk scenario from existing equity investors to avoid them from otherwise losing all of their invested capital given our ability to foreclose on our collateral;

  •
  receiving acquisition offers from strategic or other financial investors or undertaking an initial public offering, given the stage of development of their underlying technology and products and their financial profile; or

  •
  in a worst case scenario, liquidating underlying assets including any proceeds from the sale of equipment, inventory, accounts receivable and/or intellectual property.

Invest with our Sponsor's Select Group of Leading Venture Capital Investors

        We generally expect to (i) benefit from the relationships developed by our Sponsor as part of its TriplePoint Lifespan Approach and (ii) target investment opportunities backed by a select group of leading venture capital investors with whom our Adviser's senior investment team has an established history of providing secured loans alongside equity investments made by these venture capital investors. We believe these well-recognized firms have consistently generated strong returns through superior selection processes and access to experienced entrepreneurs and quality investment opportunities based upon their strong reputations and track records, specialized knowledge and experienced investment professionals. As a result of this strategy, we will be able to focus and narrow our investment sourcing efforts to those investment opportunities backed by these leading venture capital investors with established track records targeting investments in Silicon Valley, Boston, Chicago, Los Angeles, New York City, Northern Virginia, San Diego, Seattle, the United Kingdom, Israel and other geographic areas of venture capital investments. We expect these relationships to serve as an important source of investment opportunity referrals for us. We will work with our select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong venture capital investor support, large market opportunities, innovative technology or intellectual property, potential for meaningful warrant and/or equity returns and sufficient cash reserves to complement a potential debt financing opportunity. These leading firms manage over $110 billion of capital and continue to raise additional funds to meet the growing investment opportunities for venture capital-backed companies. Since January 1, 2009, these leading firms have made over 3,400 venture capital investments, according to data provided to us by Dow Jones VentureSource.

Focus in Technology, Life Sciences and other High Growth Industries

        We generally expect to target technology, life sciences and other high growth industries and further specialize in subsectors within each of these industries including:

  •
  Technology—areas of focus include: big data, cloud computing, communications, consumer, data storage, electronics, energy efficiency, hardware, information services, internet and media, networking, semiconductors, software, software as a service, wireless communications and other technology related subsectors;

  •
  Life Sciences—areas of focus include: biotechnology, diagnostic testing and bioinformatics, drug delivery, drug discovery, healthcare information systems, healthcare services, medical, surgical and therapeutic devices, pharmaceuticals and other life science related subsectors; and

  •
  Other High Growth Industries—areas of focus vary depending upon our Adviser's investment strategy.

        Our Adviser will seek to invest in those subsectors where our Adviser sees opportunities for innovation, globalization, demand and other drivers of change create significant business opportunities for venture growth stage companies with cutting edge technology, differentiated value propositions and sustainable competitive advantages. As a result, we believe that companies in these subsectors are more likely to attract significant investment from venture capital investors, private equity firms or strategic partners and are a more attractive candidate for a liquidity event than a company in a non-high growth industry.

Offer Creative Financing Solutions with Attractive Risk-Adjusted Pricing

        Debt financings for venture growth stage companies are extremely diverse with use of proceeds, repayment structures and value propositions varying considerably among different company types. Our debt financings are customized based on a host of factors, including our review, assessment and analysis of each company's management team, business outlook, underlying technology, support from its venture capital investors, products or services, current and future financial profile, intended use of our proceeds and anticipated payback structure, timing of a liquidity event and return potential. The diversity of debt financing possibilities requires prospective lenders to demonstrate a high degree of venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge, specialization, willingness to provide customized products and flexibility. We believe the members of our Adviser's senior investment team are uniquely situated given their extensive industry background, track record, knowledge and lending experience in the technology, life sciences and other high growth industries, as well as venture capital, private equity and credit, to analyze, structure and underwrite such debt financings. We believe that we have the ability to appropriately price the investment opportunities we originate based upon the debt structures we employ and the individual risk profiles of our borrowers to generate attractive risk-adjusted returns for us and our stockholders.

Generate Equity Upside over Time through Warrant and Equity Investments

        In connection with our secured loans, we generally expect to receive warrants to acquire preferred or common stock in a venture growth stage company with an exercise price typically equal to the same price per share paid by the company's venture capital investors in its last round of equity financing or a recent valuation of the venture growth stage company as determined by a third-party. We expect warrant coverage generally to range from 2% to 10% of the committed loan amount. The warrants we generally expect to obtain typically include a "cashless exercise" provision to allow us to exercise these rights without any additional cash investment. We also expect to generally receive the opportunity to invest equity directly in our venture growth stage companies. We believe that making equity investments and receiving warrants in venture growth stage companies with exit events on the horizon, such as an initial public offering or private sale, increases the likelihood of equity appreciation and enhanced investment returns. As a venture growth stage company's enterprise value changes we expect to recognize unrealized gains or losses from the fair value changes in our warrants and equity investments and in conjunction with either a sale of the company or in connection with or following an initial public offering, we expect to achieve additional investment returns and realized gains from the exercise of these warrants and the sale of the underlying stock.

Utilize a Disciplined Investment Process

        Our Adviser's senior investment team intends to build upon the more than 25 years of experience and expertise of Mr. Labe, one of our Sponsor's co-founders, and the track record developed by Messrs. Labe and Srivastava at our Sponsor since its inception for reviewing prospective borrowers and potential financings, structuring those financings and subsequently monitoring those that are pursued and made, through which our Adviser's senior investment team has succeeded in making profitable investments and minimizing credit losses. Additionally, we believe that the credit performance of our venture growth stage companies and the returns associated with lending to these companies will be enhanced through our Adviser's focus on originating investments primarily backed by our Sponsor's select group of leading venture capital investors and having an understanding of their outlook and/or support of our prospective and existing borrowers.

Employ Active Portfolio Management Processes

        Our Adviser will utilize an extensive internal credit tracking and monitoring approach to regularly follow a venture growth stage company's actual financial performance and achievement of business-related milestones to ensure that the internal risk rating assigned to each venture growth stage company investment is appropriate. This process has been refined and validated by Messrs. Labe and Srivastava, our Sponsor's co-founders, and the track record developed by our Sponsor since its inception and is based, in part, on its expertise, familiarity and deep understanding of the risk associated with investing in various stages of a venture capital-backed company's lifespan. The analysis focuses on both quantitative metrics, such as cash balance and cash burn, and our Adviser's qualitative assessment in various areas, such as the outlook for the borrower's industry segment, progress of product development, overall adherence to the business plan, financial condition, future growth potential and ability to raise additional equity capital. Our Adviser will maintain dialogue and contact with our borrowers' management teams to discuss, among other topics, business progress, cash flow, financial condition and capital structure issues. Our Adviser will also typically engage in dialogue with the venture capital investors in our borrowers to understand and assess the company's progress and development and the venture capital investor's outlook and/or level of support for our borrower and in conjunction with the Four Rs, our core investment philosophy, will determine the appropriate course of action for borrowers on our Credit Watch List.

Market Opportunity

        We believe that the current and near-term market environment is favorable for us to pursue an investment strategy focused primarily in venture growth stage companies in technology, life sciences and other high growth industries, with a primary focus on companies that have received investment capital from our Sponsor's select group of leading venture capital investors. Our Sponsor has an established history of investing in companies in which these leading venture capital investors have previously invested.

        Stages of Venture Capital-backed Companies and the Appeal of Venture Growth Stage Companies.    We categorize venture capital-backed companies into the following five lifecycle stages of development: seed, early, later, venture growth and public. For additional information on how we define each market stage, see "Business—Market Opportunity."

        Attractive Financing Source for Venture Growth Stage Companies and Their Venture Capital Investors.    By using debt financing, a venture growth stage company can (i) diversify its funding sources; (ii) augment its existing capital base and operating capital; (iii) scale its business operations and accelerate growth; (iv) fund administrative expenses ahead of anticipated corresponding revenue; (v) expand its product offerings through internal development or acquisitions; (vi) lower the upfront costs of capital expenditures; (vii) build and/or expand its leadership positions within its markets;

(viii) accelerate and/or smooth out the timing of cash collections; and (ix) delay and/or postpone the need for its next round of equity financing, in each case, extending its cash available to fund operations without incurring substantial equity dilution for its existing venture capital investors and management team during a critical time in its lifecycle when it is attempting to meaningfully build enterprise value.

        Large and Growing Market for Debt Financing to Venture Capital-Backed Companies.    Historically, venture capital-backed companies, including venture growth stage companies, have used a combination of equity and debt financing to keep their overall cost of capital low and to increase capital availability. Venture lending and leasing is a large and growing market driven primarily by venture capital investment activity. According to the National Venture Capital Association, from January 1, 2009 through December 31, 2013, U.S. venture capital firms have raised nearly $85 billion. During the same time period, U.S. venture capital firms invested more than $130 billion of capital, which provides significant debt financing opportunities for us.

        Venture Capital Support Helps to Reduce Downside Risk.    In many cases, venture capital-backed companies raise debt in conjunction with, or immediately after, a substantial venture capital investment in the company. This equity investment supports the secured loan by providing a source of cash to help service the company's debt obligations in addition to potential cash flow from revenues. In addition, because the loan ranks senior in priority of payment to the equity investment, the company must repay that loan before the venture capital investor realizes a return on its equity investment. If the company subsequently becomes distressed, its venture capital investor will likely have an incentive to assist it in avoiding a payment default, which could lead to foreclosure on the secured assets.

        Longer Timing from Initial Investment to Exit Through an Initial Public Offering or Private Sale.    As initial public offering and private sale activity continues to rebound from the recession lows, venture capital-backed companies continue to raise more capital across their lifecycles. In the current market environment, we believe that successful venture growth stage candidates for initial public offerings and private sale exits increasingly require more time to achieve revenue targets, product validation and profitability. These longer timeframes put additional strain on venture capital-backed company balance sheets, leading to the need for additional financing in order to meet the desired exit opportunity criteria. For example, according to the National Venture Capital Association's 2013 Yearbook, in 1998, the average age of a U.S. venture capital-backed company prior to its initial public offering was approximately three years; that number has steadily increased to eight years in 2012, thus increasing the need for additional funding. We expect venture growth stage companies and their venture capital investors will continue to consider debt financing as an attractive source of capital because it augments the capital provided by venture capital investors. Additionally, we believe debt financing provides both venture growth stage companies and their venture capital investors with opportunities to diversify their capital sources, supports a higher valuation through internal growth and provides capital needed to grow during an extended period prior to a liquidity event.

        Highly Fragmented, Underserved Market with High Barriers to Entry.    The market for debt financing for venture growth stage companies is less developed given the nontraditional financial profile of borrowers, the nature of their collateral and their unique cash flow characteristics. Debt financing for venture growth stage companies is particularly heterogeneous—the types, structures and sizes of debt financings often vary significantly depending on a particular company's industry and its current or near-term level of development. The availability of debt financing for venture capital-backed companies is further limited by factors such as the brand, reputation and market acceptance, industry relationships, track record, and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies.

Competitive Strengths

Experienced Senior Investment Team

        Our Adviser's senior investment team is highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company's lifecycle and has developed long-standing relationships with, and has an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner. Since the launch of our Sponsor's global investment platform in 2006 through December 31, 2013, our Adviser's senior investment team has committed and funded approximately $2.3 billion and $1.5 billion, respectively, of capital to more than 355 companies, generating more than $415.3 million of cumulative total investment income and $81.4 million of cumulative net realized warrant and equity gains (excluding potential gains relating to $18.3 million of publicly traded securities held as of December 31, 2013) while incurring less than $42.1 million of cumulative net realized credit losses. Of the $2.3 billion of committed capital, approximately $776.7 million of debt financing was committed to 40 venture growth stage companies and of the $1.5 billion of funded capital, approximately $470.3 million of debt financing was funded to 35 venture growth stage companies. Our Sponsor has not realized any credit losses with respect to its venture growth stage loans. There can be no assurance that our Initial Portfolio or assets otherwise obtained by us in the future will perform as our Sponsor's assets have performed historically. Our Adviser's co-founders have worked together for more than 14 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high growth industries as well as in venture capital, private equity and credit. Our Adviser's senior investment team has an average of more than 14 years of relevant experience and an extensive network of industry contacts and venture capital relationships. James P. Labe, our Chief Executive Officer and Chairman of the Board, is a pioneer of the venture capital lending and leasing segment of the commercial finance industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 25 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. In addition, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he structured, negotiated and managed over $200 million of transactions and also managed the diligence and credit analysis team and has led and overseen our Sponsor's investment analysis, account servicing, portfolio monitoring, legal and finance groups since its inception.

Established Platform with Strong Direct Origination Capabilities

        Our Sponsor is a widely recognized leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan, including venture growth stage companies. We were organized by our Sponsor to expand its investment platform and serve as its publicly traded vehicle primarily focused in the venture growth stage of a venture capital-backed company's lifecycle in order to serve the large and growing needs of these companies given their unique risk-return profile. We expect that we will (i) benefit from the relationships developed by our Sponsor as part of its TriplePoint Lifespan Approach and (ii) typically source investment opportunities with our Sponsor's select group of leading venture capital investors or directly from prospective venture growth stage companies who are seeking debt financing and are attracted by our Sponsor's reputation and extensive track record in the venture growth stage debt market. Additional origination sources for our Adviser include its senior investment team's extensive network of individuals associated with current and former venture growth stage companies, financial advisers, commercial and investment banks, accounting firms, and law firms.

Brand Name Reputation with a Long-Term Investment Outlook

        We expect to benefit from the brand name reputation, established track record, significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment and other monitoring capabilities of our Adviser's senior investment team. We believe that the Four Rs, our Sponsor's core investment philosophy, enables us to continue to grow our brand name reputation and differentiate us from our competitors as it is reflective of our long-term approach to our business. By taking a long-term approach to our business, we expect to be highly selective in the transactions we pursue, work with proven and successful venture capital investors, take a disciplined and thorough approach to analyzing, structuring and underwriting our investment opportunities such that they are mutually beneficial to us and our customers, and to proactively monitor our investments. We believe that existing customers, prospective customers and venture capital investors will appreciate and value our reputation and our long-term outlook when selecting a debt financing partner resulting in beneficial deal flow and potential for better long-term investment returns, while further enhancing our brand, relationships and competitive differentiation.

Differentiated Focus

        We believe there are a limited number of lenders that focus on providing debt financing to venture growth stage companies due to the brand, reputation and market acceptance, industry relationships, track record, and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies. Additionally, many existing debt providers to venture capital-backed companies target specific high growth industry segments, such as life sciences, instead of our general high growth industry approach, while others target specific stages of development, such as lending to companies that are in the seed, early or later stages of development rather than companies in the venture growth stage. In addition, we believe that most existing non-traditional debt providers do not regularly or actively participate in venture growth stage lending due to their reluctance to underwrite the large financings required by venture growth stage companies, as well as the desire of these providers to structure deals with significantly higher equity upside through warrants than would be possible in the venture growth stage lending market. We believe that our focus primarily on venture growth stage companies will enable us to generate current income with a lower risk of loss, along with the potential for equity-related gains, due to the revenue profile, product validation, customer traction, intellectual property, enterprise value, financial condition and equity capital base of the companies we expect to target.

Strong Relationship-Based Approach with Leading Venture Capital Investors

        Our Adviser will utilize a relationship-based lending strategy which primarily targets investment opportunities backed by our Sponsor's select group of leading venture capital investors with established track records targeting investments in Silicon Valley, Boston, Chicago, Los Angeles, New York City, Northern Virginia, San Diego, Seattle, the United Kingdom, Israel and other geographic areas of venture capital investments. We believe these investors have consistently generated strong returns through superior selection processes and access to experienced entrepreneurs and quality investment opportunities based upon strong reputations, specialized knowledge and experienced investment professionals. We believe our Sponsor's select group of leading venture capital investors is able to raise additional funds to invest in new companies which will drive greater additional future debt financing opportunities for us. According to data provided to us by Dow Jones VentureSource, these leading investors manage over $110 billion of capital and have made over 3,400 investments since January 1, 2009. Our Adviser's senior investment team, with an established history as a creative, flexible and dependable financing partner, will work with venture capital investors to (i) identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong venture capital investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms and (ii) diligently monitor the progress and creditworthiness of our borrowers as well as have an understanding of their support of our borrowers.

Summary Risk Factors

        An investment in our common stock is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in shares of our common stock. In addition, see "Risk Factors" beginning on page 28 of this prospectus to read about factors you should consider before deciding to invest in shares of our common stock. For additional information regarding conflicts of interest that may arise out of the investment advisory activities of our Sponsor and our Adviser, also see "Related Party Transactions and Certain Relationships—Policies and Procedures for Managing Conflicts; Co-investment Opportunities."

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  Neither we nor our Adviser has ever operated or advised a BDC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

  •
  We are dependent upon our executive officers and our Adviser's senior investment team and members of its Investment Committee, in particular, Messrs. Labe and Srivastava, for our future success and upon our Adviser's access to such individuals pursuant to the Staffing Agreement. If our Adviser were to lose such access, our ability to achieve our investment objective could be significantly harmed.

  •
  Our business model depends, in part, upon our Sponsor's relationships with a select group of leading venture capital investors. Any inability of our Sponsor to maintain or develop these relationships, or the failure of these relationships to result in referrals of investment opportunities for us, could materially and adversely affect our business.

  •
  Our ability to enter into transactions with our affiliates and to make investments in venture growth stage companies along with our affiliates will be restricted by the 1940 Act which may limit the scope of investment opportunities available to us.

  •
  We will be subject to corporate-level income tax and may default under the Credit Facility if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

  •
  We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

  •
  Because we intend to use debt to finance certain of our investments, if market interest rates were to increase, our cost of capital could increase, which could reduce our net income. In addition, if the Credit Facility were to become unavailable, it could have a materially adverse effect on our business, financial condition and results of operations.

  •
  Adverse developments in the credit markets may impair our ability to enter into any other future borrowing facility.

  •
  If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

  •
  Our investment portfolio will be recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

  •
  Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

  •
  Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

  •
  Our Adviser or our Administrator can resign upon 60 days' notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could materially and adversely affect our financial condition, results of operations and cash flows.

  •
  If we are unable to manage our growth, our results of operations could suffer.

  •
  Our incentive fee may induce our Adviser to pursue speculative investments and to use leverage when it may be unwise to do so.

  •
  Our Adviser's liability is limited under the Investment Advisory Agreement and we have agreed to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

  •
  Our investments are concentrated in technology, life sciences and other high growth industries, including clean technology, some of which are subject to extensive government regulation which exposes us to the risk of significant loss if any of these industry sectors experiences a downturn.

  •
  Our financial condition, results of operations and cash flows would be negatively affected if a significant portfolio investment fails to perform as expected.

  •
  If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

  •
  Prior to this offering, there has been no public market for our common stock and we cannot assure you that the market price of shares of our common stock will not decline following this offering.

  •
  Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

Operating and Regulatory Structure

        Upon completion of this offering, we will be an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act and will use leverage but will be required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200%. See "Regulation." We will have long-term liabilities related to any future credit facilities.

        We also intend to elect to be treated, and intend to qualify annually, as a RIC under the Code, commencing with our taxable year ending on December 31, 2014. See "Material U.S. Federal Income Tax Considerations." As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements.

Corporate Information

        Our executive offices are located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. We maintain a website located at http://www.tpvg.com. Information on our website is not incorporated into or a part of this prospectus.

 THE OFFERING

Common stock offered by us	8,333,333 shares (or 9,583,333 shares if the underwriters exercise their option to purchase additional shares in full).
Concurrent Private Placement

257,332 shares of our common stock to certain purchasers, including members of our Adviser's senior investment team and other persons and/or entities associated with our Sponsor, at a purchase price per share equal to the price per share of our initial public offering.

Common stock to be outstanding after this offering and the Concurrent Private Placement

8,592,333 shares (or shares 9,842,333 if the underwriters exercise their option to purchase additional shares in full), which includes 257,332 shares issued in the Concurrent Private Placement and 1,668 shares issued to Messrs. Labe and Srivastava in connection with our initial capitalization.

Use of proceeds

We estimate that the net proceeds we will receive from the sale of 8,333,333 shares of our common stock in this offering and 257,332 shares in the Concurrent Private Placement will be approximately $123.4 million (or approximately $141.6 million if the underwriters exercise their option to purchase additional shares in full), after deducting the underwriting discounts and commissions payable by us and the offering expenses of $1.75 million payable by us. Our Adviser has agreed to pay to the underwriters 50% of the underwriting discounts and commissions in an amount equal to approximately $3.75 million (or approximately $4.3 million if the underwriters exercise their option to purchase additional shares in full). Our Adviser has also agreed to pay our organization and certain other expenses and any offering expenses that exceed $1.75 million.

We intend to use all of the net proceeds of this offering, the Concurrent Private Placement and, to the extent necessary, borrowings under the Credit Facility to repay in full the outstanding indebtedness under the Bridge Facility. For a detailed description of the Bridge Facility, see "Discussion of Management's Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Bridge Facility." The Bridge Facility is expected to have a maturity date of not more than seven business days after the pricing date of this offering and will terminate upon our full repayment of the outstanding borrowings thereunder. Borrowings under the Bridge Facility are expected to bear interest at (i) the 30-day LIBOR (as of February 21, 2014, the 30-day LIBOR was 0.16%) or, if LIBOR is unavailable, the higher of Deutsche Bank's commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin of 1.0%.

We will invest the remaining net proceeds, if any, primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of investments we intend to target. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.
Investment Advisory Agreement

We have entered into the Investment Advisory Agreement with our Adviser under which we will pay our Adviser a fee for its services. This fee will consist of two components: a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 1.75% of our average adjusted gross assets, including assets purchased with borrowed funds. The base management fee will be payable quarterly in arrears. For a further description of the base management fee, see "Management Agreements—Base Management Fee."

The incentive fee, which provides our Adviser with a share of the income that it generates for us, will consist of two components–investment income and capital gains–which are largely independent of each other, with the result that one component may be payable even if the other is not. Under the investment income component we will pay our Adviser each quarter 20.0% of the amount by which our pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 2.0% (which is 8.0% annualized) of our net assets at the end of the immediately preceding calendar quarter, subject to a "catch-up" provision pursuant to which our Adviser receives all of such income in excess of the 2.0% level but less than 2.5% and subject to a total return requirement. The effect of the "catch-up" provision is that, subject to the total return provision discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our Adviser will receive 20.0% of our pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of our election to be regulated as a BDC exceeds the cumulative incentive fees accrued and/or paid since the effective date of our election to be regulated as a BDC. In other words, any investment income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the "catch-up" provision and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of our election to be regulated as a BDC minus (y) the cumulative incentive fees accrued and/or paid since the effective date of our election to be regulated as a BDC. For the foregoing purpose, the "cumulative net increase in net assets resulting from operations" is the sum of our pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation since the effective date of our election to be regulated as a BDC.

Under the capital gains component of the incentive fee, we will pay our Adviser at the end of each calendar year 20.0% of our aggregate cumulative realized capital gains from inception through the end of that year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. For the foregoing purpose, our "aggregate cumulative realized capital gains" will not include any unrealized appreciation. It should be noted that we will accrue an incentive fee for accounting purposes taking into account any unrealized appreciation in accordance with generally accepted accounting principles in the United States of America, or "GAAP." The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

See "Management Agreements—Investment Advisory Agreement—Base Management Fee" and "Management Agreement—Investment Advisory Agreement—Incentive Fee."
New York Stock Exchange, or "NYSE," symbol	"TPVG"
Trading at a discount

Shares of closed-end investment companies, including BDCs, frequently trade in the secondary market at a discount to their net asset values. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have prior stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade below net asset value. See "Risk Factors."

Distributions

To the extent that we have funds available, we intend to make quarterly distributions to our stockholders. Our stockholder distributions, if any, will be determined by our Board. Any distribution to our stockholders will be declared out of assets legally available for distribution. Our board of directors intends to authorize a quarterly distribution of approximately $0.30 to $0.34 per share for the quarterly period ending March 31, 2014, which amount will be proportionately reduced to reflect the number of days remaining in the quarter following completion of this offering. This distribution is contingent upon the completion of this offering and the acquisition of our Initial Portfolio during the first calendar quarter of 2014, and the actual amount of the distribution, if any, is subject to authorization by our board of directors and there is no assurance it will equal $0.30 to $0.34 per share. We anticipate that this distribution will be paid from income primarily generated by interest and dividend income earned on our Initial Portfolio and any additional investments we make subsequent to the closing of this offering. We will not be able to determine whether any specific distribution will be treated as made out of our taxable earnings or as a return of capital until after the end of our taxable year. The amount treated as a tax-free return of capital will reduce a stockholder's adjusted basis in his or her common stock, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her common stock.

Taxation

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our taxable year ending December 31, 2014. As a RIC, we generally do not pay corporate-level U.S. federal income taxes on any net ordinary income or net capital gains that we timely distribute to our stockholders as dividends. To maintain our qualification as a RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and net realized short-term capital gains, if any, in excess of our net realized long-term capital losses. See "Distributions."

Leverage

We expect to use borrowed funds in order to make additional investments. We expect to use this practice, which is known as "leverage," when the terms and conditions are favorable to long-term investing and well aligned with our investment strategy and portfolio composition in an effort to increase returns to our stockholders, but this strategy involves significant risks. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such borrowing. The amount of leverage that we employ will depend on our Adviser's and our Board's assessment of market and other factors at the time of any proposed borrowing.

We intend to enter into the Bridge Facility prior to the purchase of our Initial Portfolio. The Bridge Facility is expected to provide for borrowings up to $200 million and will be repaid with all of the net proceeds of this offering, the Concurrent Private Placement and, to the extent necessary, borrowings under the Credit Facility. The Bridge Facility is expected to have a maturity date of not more than seven business days after the pricing date of this offering and will terminate upon our full repayment of the outstanding borrowings thereunder.

In addition, we have entered into the Credit Facility, which will become effective concurrent with the completion of this offering. Borrowings under the Credit Facility will bear interest at the sum of (i) the commercial paper rate for certain specified lenders and 30-day LIBOR for other lenders or, if LIBOR is unavailable, the higher of Deutsche Bank's commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin ranging from 3.5% to 4.5%. The revolving period under the Credit Facility expires in 2016. In connection with entering into the Credit Facility, we owe the lenders and administrative agent certain upfront and structuring fees. For a detailed description of these fees, see "Discussion of Management's Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Credit Facility." Our common stockholders will bear the costs associated with the Credit Facility, or to finance new investments, including increased investment advisory fees payable to our Adviser, as a result of such financings. See "Discussion of Management's Expected Operating Plans" for additional information about the Bridge Facility and the structure and terms of the Credit Facility.
Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our stockholders, which is an "opt out" dividend reinvestment plan. Under this plan, if we declare a cash distribution to our stockholders, the amount of such distribution will be automatically reinvested in additional shares of our common stock unless a stockholder specifically "opts out" of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, but will not receive any corresponding cash distributions with which to pay any applicable taxes. See "Dividend Reinvestment Plan."

Lock-Up Agreement

We, our Adviser, our Administrator, our directors and officers and each purchaser in the Concurrent Private Placement have agreed with the underwriters, subject to certain exceptions, not to issue, sell, dispose of or hedge any of our common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 180 days, or 365 days in the case of our Adviser, after the date of this prospectus, except with the prior written consent of Morgan Stanley & Co. LLC and Wells Fargo Securities,  LLC. See "Underwriting—Lock-up Agreements."

Administration Agreement

We have entered into the Administration Agreement with our Administrator. Our Administrator will be responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Pursuant to the Administration Agreement, we will pay our Administrator an amount equal to our allocable portion (subject to the review of our Board) of our Administrator's overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. See "Management Agreements—Administration Agreement."

Staffing Agreement

Our Adviser has entered into the Staffing Agreement with our Sponsor. Pursuant to the Staffing Agreement, our Sponsor will agree to make its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement will (i) provide us with access to deal flow generated by our Sponsor in the ordinary course of its business; (ii) provide us with access to our Sponsor's ten investment employees, including its senior investment team led by Messrs. Labe and Srivastava, and our Sponsor's 16 non-investment professionals; and (iii) commit certain key senior members of our Sponsor's Investment Committee to serve as members of our Adviser's Investment Committee. Our Sponsor will be obligated under the Staffing Agreement to allocate investment opportunities among its affiliates fairly and equitably over time in accordance with its allocation policy. Our Adviser will be responsible for determining if we will participate in deal flow generated by our Sponsor. For a description of the Staffing Agreement. See "Management Agreements—Staffing Agreement."

License arrangements

We have entered into a license agreement with our Sponsor, or the "License Agreement," under which our Sponsor has agreed to grant us a non-exclusive, royalty-free license to use the name "TriplePoint" and the TriplePoint logo. For a description of the License Agreement, see "Management Agreements—License Agreement."

Custodian and transfer agent

U.S. Bank, N.A. will serve as our custodian, and American Stock Transfer & Trust Company, LLC will serve as our transfer and dividend paying agent and registrar. See "Custodian, Transfer and Dividend Paying Agent and Registrar."

Anti-takeover provisions

Our charter and bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. Such provisions may discourage outside parties from seeking control or seeking to change the composition of our Board, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

Our charter authorizes us to issue additional shares of common stock. Our Board also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified shares. Our Board may, without any action by our stockholders, amend our charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have the authority to issue. See "Description of Capital Stock."

Available information

We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part. This registration statement contains additional information about us and the shares of our common stock being offered by this prospectus. After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room at 100 F. Street, N.E., Washington, D.C. 20549 and on the SEC's website at http://www.sec.gov. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

We also maintain a website at http://www.tpvg.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Investor Relations.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. If we issue fewer shares of common stock, all other things being equal, these expenses would increase as a percentage of net assets attributable to common stock. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "us" or that "we" will pay fees or expenses, common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses:
Sales load payable by us (as a percentage of offering price)	3.00	%(1)
Offering expenses (as a percentage of offering price)	1.40	%(2)
Dividend reinvestment plan expenses	None	(3)

Total Stockholder Transaction Expenses (as a percentage of offering price)	4.40%

Annual Expenses (as percentage of net assets attributable to common stock)(4):
Base management fee payable under the Investment Advisory Agreement	2.63	%(5)
Incentive fee payable under the Investment Advisory Agreement (20% of net investment income and realized capital gains)	—	%(6)
Interest payments on borrowed funds	3.20	%(7)
Other expenses	2.67	%(8)

Total annual expenses	8.50%

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have $150 million of leverage at the end of the year and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$129	$283	$426	$743

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. This example also includes estimated organizational expenses associated with this offering and the Concurrent Private Placement of approximately $1.0 million. Further, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by (a) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board or (b) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value.

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

(1)
The underwriting discount and commission with respect to shares of our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering. The sales load due to the underwriters is 6.0% of the offering price. Our Adviser has agreed to pay to the underwriters 50% of the sales load in an amount equal to approximately $3.75 million (or approximately $4.3 million if the underwriters exercise their option to purchase additional shares in full).

(2)
Amount reflects estimated offering expenses associated with this offering and the Concurrent Private Placement of $1.75 million. Our Adviser has agreed to pay our organization and certain other expenses and any offering expenses that exceed $1.75 million.

(3)
The expenses of the dividend reinvestment plan are included in "Other expenses." See "Dividend Reinvestment Plan."

(4)
Assumes that we do not sell any additional shares of our common stock during the 12 months following the completion of this offering and that we borrow funds equal to approximately 33.3% of our average total assets over the same period (average borrowing of $61.7 million out of average total assets of $185.1 million).

(5)
Our base management fee, payable quarterly in arrears, is at an annual rate of 1.75% of our average adjusted gross assets, including assets purchased with borrowed amounts and other forms of leverage.

(6)
We may have income that results in the payment of an incentive fee to our Adviser in the first year after completion of this offering. However, the incentive fee payable to our Adviser is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed an incentive fee of 0% in this table. The incentive fee consists of two components, investment income and capital gains, which are largely independent of each other, with the result that one component may be payable even if the other is not.

  Under the investment income component we will pay our Adviser each quarter 20.0% of the amount by which our pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 2.0% (which is 8.0% annualized) of our net assets at the end of the immediately preceding calendar quarter, subject to a "catch-up" provision pursuant to which our Adviser receives all of such income in excess of the 2.0% level but less than 2.5% and subject to a total return requirement. The effect of the "catch-up" provision is that, subject to the total return provision discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our Adviser will receive 20.0% of our pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of our election to be regulated as a BDC exceeds the cumulative incentive fees accrued and/or paid since the effective date of our election to be regulated as a BDC. In other words, any investment income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the "catch-up" provision and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of our election to be regulated as a BDC minus (y) the cumulative incentive fees accrued and/or paid since the effective date of our election to be regulated as a BDC. For the foregoing purpose, the "cumulative net increase in net assets resulting from operations" is the sum of our pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation since the effective date of our election to be regulated as a BDC.

  Under the capital gains component of the incentive fee, we will pay our Adviser at the end of each calendar year 20.0% of our aggregate cumulative realized capital gains from inception through the end of that year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. For the foregoing purpose, our "aggregate cumulative realized capital gains" will not include any unrealized appreciation. It should be noted that we will accrue an incentive fee for accounting purposes taking into account any unrealized appreciation in accordance with GAAP. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

(7)
We expect to borrow funds to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with any outstanding indebtedness are indirectly borne by our common stockholders. The table assumes: (a) that we borrow an amount equal to approximately 33.3% of our average total assets over the 12-month period following the completion of this offering (average borrowing of $61.7 million out of average total assets of $185.1 million) and (b) that the total interest expense, including the allocation of associated upfront and structuring fees, expenses and costs, is $4.0 million. For information regarding the terms of our Credit Facility, see "Discussion of Management's Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Credit Facility." We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act. We do not, however, anticipate issuing preferred stock during the first 12 months following our initial public offering.

(8)
"Other expenses" ($3.3 million) are based upon estimates of our first full year of operations, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our Administrator. See "Management Agreements—Administration Agreement."

RISK FACTORS

        Investing in shares of our common stock involves a number of significant risks. Before you invest, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in shares of our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline and you may lose all or part of your investment.

Relating to our Business and Structure

Neither we nor our Adviser has ever operated or advised a BDC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

        We were formed in June 2013 and have no operating history as a BDC, and our Adviser was formed in August 2013 and has no experience advising a BDC. As a result, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. As a BDC, we will be subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. In addition, our Adviser will be subject to the regulatory requirements applicable to investment advisers under the Advisory Act. Neither we nor our Adviser has any prior experience operating or advising under this regulatory framework, and we may incur substantial additional costs, and expend significant time or other resources, to do so.

We are dependent upon our executive officers and our Adviser's senior investment team and members of its Investment Committee, in particular, Messrs. Labe and Srivastava, for our future success and upon our Adviser's access to such individuals pursuant to the Staffing Agreement. If our Adviser were to lose such access, our ability to achieve our investment objective could be significantly harmed.

        Our Adviser has entered into the Staffing Agreement with our Sponsor. Pursuant to the Staffing Agreement, our Sponsor will agree to make its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement will (i) provide us with access to deal flow generated by our Sponsor in the ordinary course of its business; (ii) provide us with access to our Sponsor's ten investment professionals, including its senior investment team led by Messrs. Labe and Srivastava, and our Sponsor's 16 non-investment employees; and (iii) commit certain key senior members of our Sponsor's Investment Committee to serve as members of our Adviser's Investment Committee. Our Sponsor will be obligated under the Staffing Agreement to allocate investment opportunities among its affiliates fairly and equitably over time in accordance with its allocation policy. We will depend on the diligence, skill and network of business contacts of our Adviser's senior investment team and our executive officers to achieve our investment objective. We cannot assure you that our Sponsor will fulfill its obligations under the Staffing Agreement or its allocation policy. Further, the Staffing Agreement may be terminated with 60 days' prior written notice, and we cannot assure you that the Staffing Agreement will not be terminated by our Sponsor or that our Adviser will continue to have access to the professionals and Investment Committee of our Sponsor or its information and deal flow. The loss of any such access would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Our business model depends, in part, upon our Sponsor's relationships with a select group of leading venture capital investors. Any inability of our Sponsor to maintain or develop these relationships, or the failure of these relationships to result in referrals of investment opportunities for us, could materially and adversely affect our business.

        We depend, in part, upon our Sponsor to maintain industry relationships, including with a select group of leading venture capital investors, and we expect to utilize these relationships to source and identify potential investment opportunities, although this group of leading venture capital investors, which may be modified from time to time, is not obligated to provide us with referrals for investment opportunities. If our Sponsor fails to maintain or develop such relationships, or if we fall out of favor with such venture capital investors, it could decrease our access to these investors or their support and we may not be able to grow our investment portfolio. We can offer no assurance that these relationships will result in any investment opportunities for us in the future. In addition, any harm to the reputation of our Sponsor and/or its select group of leading venture capital investors or their relationships could decrease our deal flow and the outlook of our investments which could have a material adverse effect on our financial condition, results of operations and cash flows.

Our success will depend on the ability of our Sponsor and our Adviser to attract and retain qualified personnel in a competitive environment.

        Our growth will require that our Sponsor and our Adviser retain and attract new investment and administrative personnel in a competitive market. Their ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, their and our reputations and their ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with whom they compete for experienced personnel, including investment funds, will have greater resources than they will have.

We may not replicate the historical results achieved by our Sponsor or members of its senior investment team.

        We expect our focus in making investments will differ from that of our Sponsor. For example, while our Sponsor's portfolio consists primarily of providing financing to venture capital-backed companies across all stages of their development, including the venture growth stage, we intend to pursue an investment strategy that is focused primarily on the venture growth stage. The profile and underwriting characteristics of an early stage venture capital-backed company are very different from those of a later stage venture capital-backed company and/or those of a venture growth stage company. Furthermore, within venture growth stage companies, the uses, structures and value propositions of debt financing vary considerably among companies and industries and require a high degree of venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge, specialization and flexibility from a lender. As a result, we cannot assure you that we will replicate the historical results achieved by our Sponsor or members of its senior investment team and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods.

The nature of our approach to our business may lead to volatility and variability from period to period with respect to new originations. Our financial condition and results of operations will depend upon our ability to effectively manage credit, deploy capital and grow our business.

        Our ability to achieve our investment objective will depend on our Adviser's ability to manage our business and to grow our investments and earnings. This will depend on our Adviser's ability to identify, invest in and monitor companies that meet our underwriting criteria. Furthermore, our Adviser may choose to slow or accelerate new business originations depending on market conditions, rate of investment of our Sponsor's select group of leading venture capital investors, our Adviser's knowledge, expertise and experience, and other market dynamics. The achievement of our investment objective on a cost-effective basis will depend upon our Adviser's execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Accomplishing this result on a cost-effective basis is largely a function of our Adviser's origination capabilities, management of the investment process, ability to provide efficient services and access to financing sources on acceptable terms. Our Adviser's senior investment team will also have substantial responsibilities in connection with the management of our Sponsor's investment vehicles and business segments. These activities may distract them from servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our financial condition, results of operations and cash flows.

Our ability to enter into transactions with our affiliates and to make investments in venture growth stage companies along with our affiliates will be restricted by the 1940 Act which may limit the scope of investment opportunities available to us.

        We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act. In addition, any venture growth stage company in which we or our Sponsor or its affiliates own 5% or more of its outstanding voting securities will be our affiliate for purposes of the 1940 Act. We are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors and, in certain cases, the SEC. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include concurrent investments in the same company, without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to any person that controls us or who owns more than 25% of our voting securities or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from (i) buying or selling any security (other than any security of which we are the issuer) from or to any company that is advised or managed by our Sponsor or our Adviser or any of their affiliates or in which our Sponsor or our Adviser or any of their affiliates also hold an interest or (ii) modifying any security that we hold in a company in which our Sponsor or our Adviser or any of their affiliates also hold an interest without the prior approval of the SEC, which may limit our ability to take any action with respect to an existing investment or potential investment regardless of whether we conclude that the action may be in the best interest of our stockholders.

        In the future, we may co-invest with investment funds, accounts and vehicles managed by our Sponsor where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price and generally in accordance with existing and future guidance from the SEC staff. However, we, our Sponsor and our Adviser intend to file an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our Sponsor in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and investment vehicles managed by our Sponsor where terms other than price are negotiated.

        In addition, within our Initial Portfolio, there are five portfolio companies with debt investments acquired from our Sponsor and VG1 which are managed by our Sponsor and in which our Sponsor, VG1 or other affiliates of our Sponsor has retained an interest. To the extent that our investments in these portfolio companies need to be restructured or that we choose to exit these investments (other than at maturity) in the future, our ability to do so may be limited if such restructuring or exit also involves our Sponsor, VG1 or other affiliates of our Sponsor because such a transaction could be considered a joint transaction prohibited by the 1940 Act in the absence of our receipt of relief from the SEC in connection with such transaction. For example, if our Sponsor were required to approve a restructuring of an investment by our Sponsor, VG1 or other affiliates of our Sponsor and/or us and our Sponsor, VG1 or other affiliates of our Sponsor were deemed to be our affiliate, such involvement by our Sponsor as adviser to VG1 or its other affiliates in the restructuring transaction may constitute a prohibited joint transaction under the 1940 Act.

We operate in a highly competitive market for investment opportunities and we may not be able to compete effectively.

        Our competitors may include both equity and debt focused public and private funds, other BDCs, investment banks, venture-oriented banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. One or more of our competitors may have or develop relationships with our Sponsor's select group of leading venture capital investors. We may also be limited in our ability to make an investment pursuant to the restrictions under the 1940 Act to the extent one or more of our affiliates has an existing investment with such obligor. Additionally, many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which expose them to a wider variety of investments. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our qualification as a RIC.

        The competitive pressures we face may have a material adverse effect on our financial condition, results of operations and cash flows. We do not intend to compete primarily on the financing terms we offer and believe that some competitors make loans with rates that are comparable or lower than our rates. We may lose some investment opportunities if we do not match our competitors' pricing, terms and structure. However, if we match our competitors' pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

We will be subject to corporate-level income tax and may default under the Credit Facility if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

        To qualify as a RIC under Subchapter M of the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC generally is satisfied if we distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses, if any, to our stockholders on an annual basis. Because we intend to incur debt, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private companies, any such dispositions may be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate income taxes could substantially reduce our net assets, the amount of funds available for distributions to our stockholders and the amount of funds available for new investments.

We may need to raise additional capital to grow. If additional capital is not available or not available on favorable terms, our ability to grow will be impaired.

        We may need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. In addition, there may be fewer lenders familiar with, or willing to provide credit to, firms in our industry. The availability of debt from lenders may be more limited than it is for firms that are not in our industry due to the credit profile of our targeted borrowers or the structure and risk profile of our unrated loans. As a result, we may have difficulty raising additional capital in order to fund our loans and grow our business.

        In order to maintain our qualification as a RIC, we will be required to distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses, if any, to our stockholders. As a result, these earnings will not be available to fund new investments. As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. This limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous for us to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings.

        In addition, shares of closed-end investment companies have recently traded at discounts to their net asset values. If our common stock trades below its net asset value, we will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities and our net asset value could decline.

        A reduction in the availability of new capital or an inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have a material and adverse effect on our financial condition, results of operations and cash flows.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

        For U.S. federal income tax purposes, in certain circumstances, we may be required to recognize taxable income prior to when we receive cash, such as the accrual of end-of-term payments, payment-in-kind, or "PIK," interest payments and/or original issue discount, or "OID." Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. OID decreases our loan balance by an amount equal to the cost basis of the upfront warrants received and certain capitalized fees we receive in connection with our loan and is recognized by us as non-cash income over the life of the secured loan. We expect our secured loans to generally include an end-of-term payment and/or PIK interest payment. Such payments, which could be significant relative to our overall investment activities, will be included in income before we receive any corresponding cash payment. We will also be required to include in income certain other amounts that we will not receive in cash, including OID.

        Since, in these cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses, if any, to maintain our qualification as a RIC and to avoid a 4% U.S. federal excise tax on certain of our undistributed income. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain sufficient cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

You may not receive distributions or our distributions may not grow over time.

        We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be materially and adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. All distributions will be made at the discretion of our Board and will depend on our earnings, financial condition, maintenance of RIC status, compliance with applicable BDC, SBA regulations (if applicable) and such other factors as our Board may deem relevant from time to time. We cannot assure you that we will make distributions to our stockholders in the future.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

        We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous to us in order to repay a portion of our indebtedness. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock or warrants, options or rights to acquire our common stock, at a price below then-current net asset value per share of our common stock if our Board determines that such sale is in our best interests, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease and you may experience dilution.

We intend to finance certain of our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

        We intend to finance certain of our investments with borrowed money when we expect the return on our investment to exceed the cost of borrowing. The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in shares of our common stock. Lenders will have fixed dollar claims on our assets that are superior to the claims of our common stockholders and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets or the assets of a subsidiary under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of the Credit Facility and any borrowing facility or other debt instrument we may enter into in the future, we will likely be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses, potentially triggering mandatory debt payments or asset contributions under the Credit Facility or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions with respect to our common stock. Our ability to service any debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

        As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings (other than potential leverage in future Small Business Investment Company, or "SBIC," subsidiaries, should we receive an SBIC license(s), subject to exemptive relief) and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is otherwise disadvantageous for us to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Adviser's and our Board's assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual results may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(13.0)%	(8.0)%	(3.0)%	2.0%	7.0%

(1)
Assumes $123.6 million in total assets, $10.2 million in debt outstanding and an average cost of funds of 3.66%. Actual interest payments may be different.

        Based on an assumed outstanding indebtedness of $10.2 million and an assumed average cost of funds of 3.66%, our investment portfolio must experience an annual return of at least 0.3% to cover annual interest payments on such indebtedness.

        In addition, debt facilities we may enter into in the future, including the Credit Facility, may impose financial and operating covenants that restrict our business activities, including limitations that hinder our ability to finance additional loans and investments or to make the distributions required to maintain our qualification as a RIC under the Code.

We may default under the Credit Facility or any future indebtedness or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our financial condition, results of operations and cash flows.

        In the event we default under the Credit Facility or any future indebtedness or are unable to amend, repay or refinance any such future indebtedness on commercially reasonable terms, or at all, our business could be materially and adversely affected as we may be forced to sell all or a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the Credit Facility or any future indebtedness, any of which would have a material adverse effect on our financial condition, results of operations and cash flows. In addition, following any such default, the administrative agent under the Credit Facility could assume control of the disposition of any or all of our assets or restrict our utilization of any indebtedness, including the selection of such assets to be disposed and the timing of such disposition, including decisions with respect to our warrants, which would have a material adverse effect on our business, financial condition, results of operations and cash flows. Events of default under the Credit Facility include, among other things, (i) a payment default; (ii) a change of control; (iii) bankruptcy; (iv) a covenant default; (v) our failure to maintain compliance with RIC provisions at all times; and (vi) our failure to appoint a backup collateral manager reasonably acceptable to the lenders within 120 days of the Credit Facility's effectiveness.

Because we intend to use debt to finance certain of our investments, if market interest rates were to increase, our cost of capital could increase, which could reduce our net income. In addition, if the Credit Facility were to become unavailable, it could have a materially adverse effect on our business, financial condition and results of operations.

        Because we intend to borrow money to finance certain of our investments, including under the Credit Facility, our net income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net income. In addition, if the Credit Facility were to become unavailable to us and attractive alternative financing sources were not available, it could have a materially adverse effect on our business, financial condition and results of operations.

        In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to our secured loans. Accordingly, an increase in interest rates may result in an increase of our income and, as a result, an increase in the incentive fee payable to our Adviser.

Provisions in the Credit Facility or any future indebtedness may limit our discretion in operating our business.

        The Credit Facility will be, and any future indebtedness may be, backed by all or a portion of our assets on which the lenders may have a security interest. We may pledge up to 100% of our assets or the assets of our Financing Subsidiary and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a security agreement and evidenced by the filing of financing statements by the agent for the lenders. Any restrictive provision or negative covenant in the Credit Facility, including diversification and eligibility requirements, or any of our future indebtedness may limit our operating discretion, which could have a material adverse effect on our financial condition, results of operations and cash flows. A failure to comply with the restrictive provisions or negative covenants in the Credit Facility or any of our future indebtedness may result in an event of default and/or restrict our ability to control the disposition of our assets and our utilization of any indebtedness. See "Discussion of

Management's Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Credit Facility."

Adverse developments in the credit markets may impair our ability to enter into any other future borrowing facility.

        During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited refinancing and loan modification transactions and reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. If these conditions recur, it may be difficult for us to enter into a new borrowing facility, obtain other financing to finance the growth of our investments or refinance any outstanding indebtedness on acceptable economic terms or at all.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

        As a BDC, we may not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See "Regulation."

        We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms or at all. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our financial condition, results of operations and cash flows.

        If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act, which would significantly decrease our operating flexibility.

Our investment portfolio will be recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

        We expect that most of our investments will take the form of secured loans, warrants and direct equity that are not publicly traded. The fair value of loans and other investments that are not publicly traded may not be readily determinable, and we will value these investments at fair value as determined in good faith by our Board. We expect most, if not all, of our investments (other than cash and cash equivalents) will be classified as Level 3 under Statement of Financial Accounting Standards 157, Fair Value Measurement, or "SFAS 157" (ASC Topic 820). This means that our valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. We expect that inputs into the determination of the fair value of our investments will require significant management judgment or estimation. We expect to retain the services of one or more independent service providers to review the valuation of these loans and other investments. The types of factors that our Board may take into account in determining the fair value of our investments generally include, as appropriate, such factors as yield, maturity and measures of credit quality, the enterprise value of the company, the nature and realizable value of any collateral, the company's ability to make payments and its earnings and discounted cash flow, our assessment of the support of their venture capital investors, the markets in which the company does business, comparisons to similar publicly traded companies and other relevant factors. Because such valuations, and particularly valuations of private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and other investments existed. Our net asset value could be materially and adversely affected if our determinations regarding the fair value of our loans and other investments were materially higher than the values that we ultimately realize upon the disposal of such loans and other investments.

We may experience fluctuations in our quarterly operating results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including our originations and underwriting processes, the interest rate payable on the secured loans we acquire, any prepayment made on our secured loans, the timing and amount of any warrant or equity returns, the timing of any draw downs requested by our borrowers, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are an emerging growth company under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

        We are and we will remain an emerging growth company as defined in the JOBS Act for up to five years or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.0 billion, (ii) December 31 of the fiscal year that we become a "large accelerated filer" as defined in Rule 12b-2 under the Securities and Exchange Act of 1934, as amended, or the "Exchange Act," which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period. For so long as we remain an emerging growth company we are eligible to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not "emerging growth companies" including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, as amended, or the "Sarbanes-Oxley Act," reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. In addition, we have irrevocably opted-out of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended, or the "Securities Act," for complying with new or revised accounting standards. As a result, we will comply with new or revised accounting standards on the same time frames as other public companies that are not "emerging growth companies." We cannot predict if investors will find our common stock less attractive because we will rely on some or all of these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

        Because of the exemptions from various reporting requirements provided to us as an emerging growth company under the JOBS Act and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

        Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

        We will be required to disclose changes made in our internal controls and procedures on a quarterly basis and our management will be required to assess the effectiveness of these controls annually. However, for as long as we are an emerging growth company under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management's assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        We will be subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our financial condition, results of operations and cash flows.

        Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus to other types of investments in which our Adviser's senior investment team may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our financial condition, results of operations and cash flows.

Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

        Our Board has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could materially and adversely affect our business and impair our ability to make distributions to our stockholders.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control or the removal of our directors. We are subject to the Maryland Business Combination Act, or the "Business Combination Act," the application of which is subject to and may not conflict with any applicable requirements of the 1940 Act. Our Board has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our Board does not approve a business combination, the Business Combination Act may discourage third-parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act, or the "Control Share Acquisition Act," acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third-party to obtain control of us and increase the difficulty of consummating such an offer. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Acquisition Act would, if implemented, violate Section 18(i) of the 1940 Act.

        We have also adopted other measures that may make it difficult for a third-party to obtain control of us, including provisions of our charter classifying our Board in three classes serving staggered three-year terms, and provisions of our charter authorizing our Board to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our Adviser or our Administrator can resign upon 60 days' notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could materially and adversely affect our financial condition, results of operations and cash flows.

        Our Adviser has the right under the Investment Advisory Agreement to resign at any time upon 60 days' written notice, whether we have found a replacement or not. Similarly, our Administrator has the right under the Administration Agreement to resign at any time upon 60 days' written notice, whether we have found a replacement or not. In addition, our Administrator has entered into a sub-administration agreement with Vastardis Fund Services LLC to provide certain sub-administrative services to us on behalf of our Administrator. If our Adviser, our Administrator or our sub-administrator were to resign, we may not be able to find a new investment adviser, administrator or sub-administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, results of operations and cash flows as well as our ability to pay distributions to our stockholders are likely to be materially and adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Adviser, our Administrator and our sub-administrator. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may materially and adversely affect our financial condition, results of operations and cash flows.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

        Our business is highly dependent on the communications and information systems of our Adviser. In addition, certain of these systems are provided to our Adviser by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

We incur significant costs as a result of being a publicly traded company.

        As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

If we are unable to manage our growth, our results of operations could suffer.

        Rapid growth of our portfolio would require expanded portfolio monitoring, increased personnel, expanded operational and financial systems and new and expanded control procedures. Our Adviser may be unable to attract sufficient qualified personnel or successfully manage expanded operations. As our portfolio expands, we may periodically experience constraints that would adversely affect our Adviser's ability to identify and capitalize on investment opportunities, conduct a thorough and efficient diligence and credit analysis, close financing transactions in a timely fashion and/or effectively monitor our portfolio companies. Failure to manage growth effectively could materially and adversely affect our financial condition, results of operations and cash flows.

Relating to our Conflicts of Interest

There are potential conflicts of interest that could negatively affect our investment returns.

        Our investment strategy includes investments in secured loans to companies, together with, in many cases, attached equity "kickers" in the form of warrants, and direct equity investments. Our Sponsor also manages, and in the future may manage, other investment funds, accounts or vehicles that invest or may invest in these companies. For example, VG1 is an existing investment vehicle managed by our Sponsor that invests in debt financing with warrants and equity investments in venture growth stage companies. Although we will be the primary vehicle through which our Sponsor focuses its venture growth stage business, subject to its allocation policy and applicable law, other vehicles sponsored or managed by our Adviser's senior investment team may also invest in venture growth stage companies or may have prior investments outstanding to our borrowers. As a result, members of our Adviser's senior investment team and the Investment Committee, in their roles at our Sponsor, may face conflicts in the allocation of investment opportunities among us and other investment vehicles managed by our Sponsor with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with our Sponsor's allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles managed by our Adviser's senior investment team, such investment will be apportioned by our Adviser's senior investment team in accordance with (1) our Adviser's internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us.

Our Adviser may be subject to conflicts of interest with respect to taking actions regarding many investments in which our Sponsor or its affiliates also have an interest.

        Although our Adviser has adopted a compliance program which includes conflicts of interest policies and procedures, that are designed to mitigate the potential actual or perceived conflicts between us, on the one hand, and our Sponsor and its affiliates, on the other hand, it may not eliminate all potential conflicts. Our Sponsor and its affiliates may have previously made investments in secured loans, together with, in many cases, attached equity "kickers" in the form of warrants, and direct equity investments in some of the same venture growth stage companies in which we expect to invest. In certain of these circumstances, we may have rights and privileges that give us priority over others associated with the issuer, such as our Sponsor or its affiliates. These rights, if exercised, could have a detrimental impact on the value of the investment made by our Sponsor or its affiliates in the issuer, and as a result our Adviser may be inhibited in taking such action, even if it is in the best interests of our stockholders. In addition, our Adviser may be subject to a conflict in seeking to make an investment in an issuer in which our Sponsor or its affiliates have already invested, and we may still choose to make such investment, where permissible, subject to the approval of a majority of our directors who have no financial interest in the investment and a majority of our independent directors. In such a scenario, our Adviser may be influenced to make an investment or take actions in order to protect the interests of our Sponsor or its affiliates in the issuer. For additional information regarding conflicts of interest that may arise out of the investment advisory activities of our Sponsor and our Adviser, see "Related Party Transactions and Certain Relationships—Policies and Procedures for Managing Conflicts; Co-investment Opportunities."

        In the future, we may also co-invest with investment funds, accounts and vehicles managed by our Sponsor where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price and generally in accordance with existing and future guidance from the SEC staff. However, we, our Sponsor and our Adviser intend to file an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our Sponsor in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and investment vehicles managed by our Sponsor where terms other than price are negotiated.

        In addition, within our Initial Portfolio, there are five portfolio companies with debt investments acquired from our Sponsor and VG1 which are managed by our Sponsor and in which our Sponsor, VG1 or other affiliates of our Sponsor has retained an interest. To the extent that our investments in these portfolio companies need to be restructured or that we choose to exit these investments (other than at maturity) in the future, our ability to do so may be limited if such restructuring or exit also involves our Sponsor, VG1 or other affiliates of our Sponsor because such a transaction could be considered a joint transaction prohibited by the 1940 Act in the absence of our receipt of relief from the SEC in connection with such transaction. For example, if our Sponsor were required to approve a restructuring of an investment by our Sponsor, VG1 or other affiliates of our Sponsor and/or us and our Sponsor, VG1 or other affiliates of our Sponsor were deemed to be our affiliate, such involvement by our Sponsor as adviser to VG1 or its other affiliates in the restructuring transaction may constitute a prohibited joint transaction under the 1940 Act.

The base management and incentive fee structure we have with our Adviser may create incentives that are not fully aligned with the interests of our stockholders.

        In the course of our investing activities, we will pay a base management fee and an incentive fee to our Adviser. The Investment Advisory Agreement that we have entered into with our Adviser provides that these fees will be based on the value of our adjusted gross assets. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on the value of our total assets, our Adviser will benefit when we incur debt or use leverage. This fee structure may encourage our Adviser to cause us to borrow money to finance additional investments. Our Board is charged with protecting our interests by monitoring how our Adviser addresses these and other conflicts of interest associated with its management services and compensation. While our Board is not expected to review or approve each investment decision, borrowing or incurrence of leverage, our independent directors will periodically review our Adviser's services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, our Adviser may from time to time have interests that differ from those of our stockholders, giving rise to a conflict. For additional information, see "Management—Our Board and Its Leadership Structure."

Our incentive fee may induce our Adviser to pursue speculative investments and to use leverage when it may be unwise to do so.

        The incentive fee payable by us to our Adviser may create an incentive for our Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our Adviser is determined, which is calculated separately in two components as a percentage of the interest and other investment income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage our Adviser to use leverage or take additional risk to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering, or of securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock. In addition, our Adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on investment income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, our Adviser may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities or to advance or delay realizing a gain in order to enhance its incentive fee. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain of our debt investments and may accordingly result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

We may pay our Adviser an incentive fee on certain investments that include a deferred interest feature.

        We expect to underwrite our loans to generally include an end-of-term payment, a PIK interest payment and/or OID. Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. The portion of our end-of-term payments which equal the difference between our yield-to-maturity and the stated interest rate on the loan are recognized as non-cash income or OID until they are paid. Under these investments, we accrue interest during the life of the loan on the end-of-term payment and/or PIK interest payment but do not receive the cash income from the investment until the end of the term. However, our pre-incentive fee net investment income, which is used to calculate the income portion of our incentive fee, includes accrued interest. Thus, a portion of this incentive fee is based on income that we have not yet received in cash, such as an end-of-term payment and/or a PIK interest payment.

The valuation process for certain of our investments may create a conflict of interest.

        We expect that for many of our investments no market-based price quotations will be available. As a result, our Board will determine the fair value of these secured loans, warrants and equity investments in good faith as described above in "—Relating to our Business and Structure—Our investment portfolio will be recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments." In connection with that determination, our Adviser's senior investment team is expected to provide our Board with valuation recommendations based upon the most recent and available information, including industry outlook, capitalization, financial statements and projected financial results of each portfolio company. Other than de minimis investments of less than 1% of our gross assets (up to an aggregate of 10% of our gross assets), the valuation for each investment will be reviewed by an independent valuation firm annually and the ultimate determination of fair value will be made by our Board, including our interested directors, and not by such independent valuation firm. The Board, however, may request at its discretion to have such de minimis investments valued by an independent valuation firm. In addition, Messrs. Labe and Srivastava, each an interested member of our Board, have a material pecuniary interest in our Adviser. The participation of our Adviser's senior investment team in our valuation process, and the pecuniary interest in our Adviser by certain members of our Board, could result in a conflict of interest as our Adviser's base management fee is based, in part, on the value of our average adjusted gross assets, and our incentive fee will be based, in part, on realized gains and realized and unrealized losses.

There are conflicts related to our arrangements with our Sponsor and our Administrator.

        We have entered into the License Agreement with our Sponsor under which our Sponsor has agreed to grant us a non-exclusive, royalty-free license to use the name "TriplePoint" and the TriplePoint logo. See "Management Agreements—License Agreement." In addition, we have entered into the Administration Agreement with our Administrator pursuant to which we are required to pay our Administrator an amount equal to our allocable portion of our Administrator's overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. This will create conflicts of interest that our Board will monitor. For example, under the terms of the License Agreement, we will be unable to preclude our Sponsor from licensing or transferring the ownership of the "TriplePoint" name to third-parties, some of whom may compete against us. Consequently, we will be unable to prevent any damage to goodwill that may occur as a result of the activities of our Sponsor or others. Furthermore, in the event the License Agreement is terminated, we will be required to change our name and cease using "TriplePoint" as part of our name. Any of these events could disrupt our recognition in the market place, damage any goodwill we may have generated and otherwise harm our business.

The Investment Advisory Agreement was not negotiated at arm's length and may not be as favorable to us as if it had been negotiated with an unaffiliated third-party.

        Pursuant to the terms of the Investment Advisory Agreement, our Adviser will be responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and performing diligence of our investments and monitoring our investment portfolio on an ongoing basis. The Investment Advisory Agreement was negotiated between related parties. Consequently, its terms, including fees payable to our Adviser, may not be as favorable to us as if it had been negotiated with an unaffiliated third-party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under the Investment Advisory Agreement because of our desire to maintain our ongoing relationship with our Adviser.

Our Adviser's liability is limited under the Investment Advisory Agreement and we have agreed to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

        Under the Investment Advisory Agreement, our Adviser has not assumed any responsibility to us other than to render the services called for under that agreement. It will not be responsible for any action of our Board in following or declining to follow our Adviser's advice or recommendations. Under the Investment Advisory Agreement, our Adviser and its professionals and any person controlling or controlled by our Adviser will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary's stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that our Adviser owes to us under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify our Adviser and its professionals from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person's duties under the Investment Advisory Agreement.

Risks Related to our Investments

Our investments are concentrated in technology, life sciences and other high growth industries, including clean technology, some of which are subject to extensive government regulation which exposes us to the risk of significant loss if any of these industry sectors experiences a downturn.

        A consequence of our investment strategy is that our investment returns will be materially and adversely affected if the companies or the industries we target perform poorly. Beyond the asset diversification requirements to which we will be subject as a RIC and any concentration limitations we agree to as part of the Credit Facility or any future indebtedness, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one company and our investments could be concentrated in relatively few industries.

        Our investments may be subject to extensive regulation by U.S. and foreign federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns. Furthermore, if any of our portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.

        Our portfolio is composed of investments exclusively in the technology, life sciences and other high growth industries, including clean technology. As a result, a downturn in any of these industries and particularly those in which we are heavily concentrated could materially and adversely affect our financial condition, results of operations and cash flows.

Our financial condition, results of operations and cash flows would be negatively affected if a significant portfolio investment fails to perform as expected.

        Our total investment in an individual company may be significant. As a result, if a significant investment fails to perform as expected, our financial condition, results of operations and cash flows could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies.

Our investment strategy includes a primary focus on venture growth stage companies, which are subject to many risks, including dependence on the need to raise additional capital, volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs, periodic downturns, below investment grade ratings, which could cause you to lose all or part of your investment in us.

        We will invest primarily in venture growth stage companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors' actions and market conditions, as well as to general economic downturns, compared to more mature companies. The revenues, income (or losses), and projected financial performance and valuations of venture growth stage companies can and often do fluctuate suddenly and dramatically. For these reasons, investments in our portfolio companies, if rated by one or more ratings agency, would typically be rated below "investment grade," which refers to securities rated by ratings agencies below the four highest rating categories. Our target venture growth stage companies are geographically concentrated and are therefore highly susceptible to materially negative local political, natural and economic events. In addition, high growth industries are generally characterized by abrupt business cycles and intense competition. Overcapacity in high growth industries, together with cyclical economic downturns, may result in substantial decreases in the value of many venture growth stage companies and/or their ability to meet their current and projected financial performance to service our debt. Furthermore, venture growth stage companies also typically rely on venture capital and private equity investors, or initial public offerings, or sales for additional capital.

        Venture capital firms in turn rely on their limited partners to pay in capital over time in order to fund their ongoing and future investment activities. To the extent that venture capital firms' limited partners are unable or choose not to fulfill their ongoing funding obligations, the venture capital firms may be unable to continue operationally and/or financially supporting the ongoing operations of our portfolio companies which could materially and adversely impact our financing arrangement with the portfolio company.

        These companies, their industries and the outlook for their industries are all subject to change which could adversely impact their ability to execute to their business plans and generate cash flow or raise additional capital which would serve as the basis for repayment of our loans. Therefore, our venture growth stage companies may face considerably more risk of loss than do companies at other stages of development.

Some of our portfolio companies may need additional capital, which may not be readily available.

        Venture growth stage companies may require additional equity financing if their cash flow from operating activities is insufficient to satisfy their continuing growth, working capital and other requirements. Each round of venture financing is typically intended to provide a venture capital-backed company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our venture growth stage companies will seek additional capital. It is possible that one or more of our venture growth stage companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns, the fair value of our portfolio and our ability to restructure our investments. Some of these companies may be unable to obtain sufficient financing from private investors, public or private capital markets or traditional lenders. This may have a significant impact if the companies are unable to obtain certain federal, state or foreign agency approval for their products or the marketing thereof, of if regulatory review processes extend longer than anticipated and the companies need continued funding for their operations during these times. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

Our existing and/or future portfolio companies may not draw on any of our unfunded obligations or may draw our outstanding unfunded obligations at a time when our capital is not readily available.

        Some or all of our portfolio companies may not draw on any of our outstanding or future unfunded obligations. For example, as part of the acquisition of our Initial Portfolio, we expect to acquire certain of our Sponsor's unfunded obligations to venture growth stage companies. These funding obligations include 13 borrowers with remaining funding obligations of approximately $153.3 million. We cannot assure you that any of these unfunded or any future obligations will be drawn by the venture growth stage companies. We also expect to assume from our Sponsor non-binding term sheets that have been entered into with two venture growth stage companies for an aggregate value of approximately $25 million. We cannot assure you that we will close on all or any of these or any future investment opportunities or that these opportunities will successfully pass through our investment selection and diligence process or that we will be awarded such opportunities. Failing to close on these or any future investment opportunities could prevent us from increasing our investments, growing our business and making new loan originations which could materially and adversely impact our financial condition, result of operations and cash flows. In addition, we intend to use cash flow from normal and early principal repayments, indebtedness and the proceeds from this offering to fund our outstanding unfunded obligations. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

Unlike traditional lenders, we offer a flexible payment and covenant structure to our portfolio companies and may choose not to take advantage of certain opportunities due to our long-term investment philosophy to develop and maintain deep and longstanding relationships with our Sponsor's select group of leading venture capital investors, borrowers and entrepreneurs and to preserve our reputation.

        As part of the Four Rs, our core investment philosophy, we seek to develop and maintain deep and longstanding relationships with our Sponsor's select group of leading venture capital investors, borrowers and entrepreneurs and to preserve our reputation. Accordingly, our debt-financing products will generally offer borrowers a flexible payment and covenant structure which may not provide us with the same level of protection as more restrictive conditions that traditional lenders typically impose on borrowers. Furthermore, there may be situations with borrowers on our Credit Watch List where we believe that a member of our Sponsor's select group of venture capital investors intends to, expresses their intent to, or provides subject to milestones or contingencies, continued support, assistance and/or financial commitment to the borrower and our Adviser, based on such representation, may determine to modify or waive a provision or term of our existing loan which we would otherwise be entitled to enforce. The terms of any such modification or waiver may not be as favorable to us as we could have required, or had the right to require, and we may choose to enforce less vigorously our rights and remedies under our loans than traditional lenders due to our investment philosophy to preserve our reputation and maintain a strong relationship with the applicable venture capital investor or borrower based on their representations made to us.

Worldwide economic conditions, economic recessions or downturns, as well as political and economic conditions, could impair our venture growth stage companies and harm our operating results.

        The business and operating results of our venture growth stage companies may be impacted by worldwide economic conditions. Although the U.S. economy has in recent quarters shown signs of recovery from the global recession, the strength and duration of any economic recovery will be impacted by worldwide economic growth. Any conflict or uncertainty, including due to natural disasters, public health concerns, political unrest or safety concerns, could harm their financial condition and results of operations and cash flows. In addition, if the government of any country in which products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm the business of our venture growth stage companies.

        Many of the venture growth stage companies in which we expect to make investments are likely to be susceptible to economic slowdowns or recessions and may be unable to repay our secured loans during such periods. Adverse economic conditions may decrease the value of collateral securing some of our secured loans. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and materially and adversely impact our financial condition, result of operations and cash flows.

If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed. If our portfolio companies are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.

        Our future success and competitive position depend in part upon the ability of our venture growth stage companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral securing our loans. Venture growth stage companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Venture growth stage companies may have also failed to properly obtain intellectual property ownership that, under intellectual property laws, by default resides with the personnel who created the intellectual property. Consequently, venture growth stage companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a venture growth stage company is found to infringe upon or misappropriate a third-party's patent or other proprietary rights, that company could be required to pay damages to such third-party, alter its own products or processes, obtain a license from the third-party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the company's ability to service our debt obligation and the value of any equity securities that we own, as well as any collateral securing our obligation.

Our relationship with certain portfolio companies may expose us to our portfolio companies' trade secrets and confidential information which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions.

        Our relationship with some of our portfolio companies may expose us to our portfolio companies' trade secrets and confidential information (including transactional data and personal data about their employees and clients) which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions. Unauthorized access or disclosure of such information may occur, resulting in theft, loss or other misappropriation. Any theft, loss, improper use, such as insider trading or other misappropriation of confidential information could have a material adverse impact on our competitive positions, our relationship with our portfolio companies and our reputation and could subject us to regulatory inquiries, enforcement and fines, civil litigation and possible financial liability or costs.

Our financial condition, results of operations and cash flows could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge or lack of a security interest on the intellectual property of our venture growth stage companies.

        In some cases, we collateralize our loans with a secured collateral position in a venture growth stage company's assets, which may include a negative pledge or, to a lesser extent, no security on their intellectual property. In the case of a negative pledge, the venture growth stage company cannot encumber or pledge their intellectual property without our permission. In the event of a default on a loan, the intellectual property of the venture growth stage company will most likely be liquidated to provide proceeds to pay the creditors of the company. There can be no assurance that our security interest, if any, in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court or that there will not be others with senior or pari passu credit interests.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

        We believe that our borrowers generally will be able to repay our loans from their available capital, future capital-raising transactions or current and/or future cash flow from operations. However, to attempt to mitigate credit risks, we will typically take a secured collateral position. There is a risk that the collateral securing our secured loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, may be liquidated at a price lower than what we consider to be fair value and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a borrower to raise additional capital.

        In certain circumstances, other creditors have claims in priority to our senior lien. Although for certain borrowers, we will be the only form of secured debt (other than potentially specific equipment financing), other borrowers may also have other senior secured debt, such as revolving loans and/or term loans, in priority to our senior lien. In underwriting our loans, we generally only consider growth capital loans for prospective borrowers with sufficient collateral that covers the value of our loan as well as the revolving and/or term loans that may be in priority to our senior lien; however, there may be instances in which we have incorrectly estimated the current or future potential value of the underlying collateral or the underlying collateral value has decreased, in which case our ability to recover our investment may be materially and adversely affected. Approximately 25.2% of the debt investments in our Initial Portfolio, based on the aggregate outstanding principal balance, consist of growth capital loans where the borrower has a term loan facility, with or without an accompanying revolving loan, in priority to our senior lien.

        In addition, a substantial portion of the assets securing our investment may be in the form of intellectual property, inventory and equipment and, to a lesser extent, cash and accounts receivable.

Intellectual property that is securing our loan could lose value if, among other things, the borrower's rights to the intellectual property are challenged or if the borrower's license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

        Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the borrower fails to adequately maintain or repair the equipment. The residual value of the equipment at the time we would take possession may not be sufficient to satisfy the outstanding debt and we could experience a loss on the disposition of the equipment. Any one or more of the preceding factors could materially impair our ability to recover our investment in a foreclosure.

Our portfolio companies may have limited operating histories and financial resources.

        We expect that our portfolio will consist of investments in companies that have relatively limited operating histories. Generally, very little public information exists about these companies, and we are required to rely on the ability of our Adviser to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These companies may be particularly vulnerable to U.S. and foreign economic downturns such as the recent recession and may have limited access to capital. These businesses also frequently have less diverse product lines and a smaller market presence than larger competitors and may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical, operational and marketing resources, and typically depend upon the expertise and experience of a single individual executive or a small management team. Our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company's development. The loss of one or more key managers can hinder or delay a company's implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively affect our investment returns.

        In addition, our existing and future portfolio companies may compete with each other for investment or business opportunities and the success of one could negatively impact the other. Furthermore, some of our portfolio companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may materially and adversely affect the return on, or the recovery of, our investment. As a result, we may lose our entire investment in any or all of our portfolio companies.

We expect to make debt investments in venture growth stage companies that generally do not have sufficient cash resources to repay our loan in full at the time of its origination.

        We intend to invest primarily in venture growth stage companies that generally do not have sufficient cash-on-hand to satisfy our loan in full at the time we originate the loan. Following our investment, these companies may be unable to successfully scale operations and increase revenue as we had anticipated at the time we made the investment. In certain circumstances, these companies may not be able to generate meaningful customer sales, commitments or orders due to unfavorable market conditions. As a result, the company may not generate sufficient cash flow to service our loan and/or the company's venture capital investors may no longer provide the company with meaningful invested equity capital to provide a debt financing cushion to our loan. As a consequence, the company may

(i) request us to restructure our loan resulting in the delay of principal repayment, the reduction of fees and/or future interest rates and/or the possible loss of principal or (ii) experience bankruptcy, liquidation or similar financial distress. We may be unable to accommodate any such restructuring request due to the eligibility requirements under the Credit Facility. The bankruptcy, liquidation and/or recovery process has a number of significant inherent risks for us as a creditor. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by one of our portfolio companies may adversely and permanently affect our investment in that company. If the proceeding is converted to liquidation, the liquidation value of the company may not equal the fair value that was believed to exist at the time of our investment. The duration of a bankruptcy, liquidation and/or recovery proceeding is also difficult to predict, and a creditor's return on investment can be materially and adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the obligations we own may be lost by increases in the number and amount of claims or by different treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

There may be circumstances when our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Even though we structure most of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business. Such risk of equitable subordination may be potentially heightened with respect to various portfolio investments that we may be deemed to control. See also "Portfolio Companies."

The lack of liquidity in our investments may materially and adversely affect our financial condition, results of operations and cash flows.

        The majority of our assets will be invested in illiquid loans and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

        To the extent that we invest in equity or equity-linked securities of privately-held companies, there can be no assurances that a trading market will develop for the securities that we wish to liquidate, or that the subject companies will permit their shares to be sold through such marketplaces. A lack of initial public offering opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities that continue to require private funding. This situation may adversely affect the amount of available funding for venture growth stage companies. A lack of initial public offering opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

        Even if a subject portfolio company completes an initial public offering, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after the initial public offering. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an initial public offering.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our funds available for distribution and could materially and adversely affect our ability to service our outstanding borrowings.

        As a BDC, we are required to carry our investments at fair value as determined in good faith by or under the direction of our Board. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our investment portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our funds available for distribution in future periods and could materially and adversely affect our ability to service our outstanding borrowings.

Following the acquisition of our Initial Portfolio, our stockholders will not have any input in our Adviser's investment decisions.

        Our future investments will be selected by our Adviser, subject to the approval of its Investment Committee. Our stockholders do not have input into our Adviser's investment decisions. As a result, our stockholders are unable to evaluate any of our future portfolio investments. These factors increase the uncertainty, and thus the risk, of investing in shares of our common stock.

Because we do not hold controlling equity interests in our portfolio companies, we will not be able to exercise control over our portfolio companies or prevent decisions by management that could decrease the value of our investment.

        We will not hold controlling equity positions in any of the portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are materially adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we expect to hold in our portfolio, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investment.

We may suffer a loss if a portfolio company defaults on a loan, including the entire or partial loss of the accrued PIK interest, the end-of-term payment and/or OID, such as warrants and facility fees due to us.

        Our debt-financing products will generally offer a flexible payment and covenant structure to our portfolio companies which may not provide the same level of protection to us as more restrictive conditions that traditional lenders typically impose on borrowers. For example, we expect our secured loans to generally include an end-of-term payment, PIK interest payment and/or OID, such as warrants and facility fees. If a portfolio company's fails to satisfy financial or operating covenants imposed by us or other lenders, the company may default on our loan which could potentially lead to termination of its loans and foreclosure on its assets. If a portfolio company defaults under our loan, this could trigger cross-defaults under other agreements and jeopardize such portfolio company's ability to meet its obligations under the loans or equity securities that we hold, including payment to us of the end-of-term payment, PIK interest payment and/or OID, such as warrants and facility fees. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our loans could materially and adversely impact our results of operations and ability to make stockholder distributions and result in a decline in the market price of our shares.

        We will be subject to the risk that the loans we make to our portfolio companies may be repaid prior to maturity. We expect that our investments will generally allow for repayment at any time subject to penalties in certain limited circumstances. When this occurs, we intend to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments will typically have substantially lower yields than the loan being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the loan that was repaid. As a result, our financial condition, results of operations and cash flows could be materially and adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to make, or the amount of, stockholder distributions with respect to our common stock, which could result in a decline in the market price of our shares.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        We intend to invest a portion of our capital in loans that have a secured collateral position. Our portfolio companies may have, or may be permitted to incur, other debt that is secured by and ranks equally with, or senior to, all or a portion of the collateral secured by the loans in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the loans in which we invest or are entitled to receive payment from the disposition of certain collateral or all collateral senior to us. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with loans in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the company.

        The senior liens on the collateral will secure the company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by senior liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the senior liens after payment in full of all obligations secured by other liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by other liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.

        The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the senior liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the senior liens:

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  the ability to cause the commencement of enforcement proceedings against the collateral;

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  the ability to control the conduct of such proceedings;

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  the approval of amendments to collateral documents;

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  releases of liens on the collateral;

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  waivers of past defaults under collateral documents; and

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  we may not have the ability to control or direct such actions, even if our rights, including our security interest in the collateral, are materially and adversely affected.

The disposition of our investments may result in contingent liabilities.

        We currently expect that a substantial majority of our investments will involve loans. In connection with the disposition of an investment in loans, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Our equity related investments are highly speculative, and we may not realize gains from these investments.

        When we make a secured loan, we will generally acquire warrants in the company. From time to time we may also acquire equity participation rights in connection with an investment which will allow us, at our option, to participate in current or future rounds of equity financing through direct capital investments in our portfolio companies. In addition, we may be required to accrue OID which decreases the balance on our secured loans by an amount equal to the value of the warrants we receive in connection with the applicable secured loan over its lifetime. To the extent we hold these equity related investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity related investments we receive and make may not appreciate in value or may decline in value. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business or public offering, or if the portfolio company defaults under its outstanding indebtedness, which could materially decrease the value of, or prevent us from being able to sell, the underlying equity related investment. As a result, we may not be able to realize gains from our equity related investments and any gains that we do realize on the disposition of any equity related investment may not be sufficient to offset any other losses or OID we experience or accrue.

Our investments in the life sciences industry are subject to extensive government regulation, litigation risk and certain other risks particular to that industry.

        We have invested and plan to continue investing in venture growth stage companies in the life sciences industry that are subject to extensive regulation by the Food and Drug Administration and, to a lesser extent, federal, state and other foreign agencies. If any of these companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. In addition, governmental budgetary constraints affecting the regulatory approval process, new laws, regulations or judicial interpretations of existing laws and regulations might materially and adversely affect a company in this industry. Venture growth stage companies in the life sciences industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Investments in secured loans to companies with foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investment strategy contemplates possibly making secured loans to companies with foreign operations. Investing in such companies may expose us to additional risks not typically associated with investing in U.S. companies or U.S. companies with no foreign operations. These risks include changes in exchange control regulations, intellectual property laws, political and social instability, limitations in our ability to perfect our security interests, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

We may expose ourselves to risks resulting from our expected use of interest rate hedging transactions.

        All of the loans in our expected Initial Portfolio will have a fixed interest rate. In the future we also expect that many of our future loans will have fixed interest rates. When we engage in interest rate hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as interest rate swaps, caps, collars and/or floors to seek to hedge against fluctuations in the relative values of our fixed-rate portfolio positions from changes in market interest rates. We believe that any hedging transactions that we enter into in the future will not be considered "qualifying assets" under the 1940 Act, which may limit our hedging strategy more than other companies that are not subject to the 1940 Act.

        Hedging transactions do not eliminate the risks associated with possible interest rate fluctuations on the value of our investments. These risks include: (i) the possibility that the market will move in a manner or direction that would have resulted in gain for us had an interest rate hedging transaction not been utilized, in which case our performance would have been better had we not engaged in the interest rate hedging transaction; (ii) the risk of imperfect correlation between the risk sought to be hedged and the interest rate hedging transaction used; (iii) potential illiquidity for the hedging instrument used, which may make it difficult for us to close-out or unwind an interest rate hedging transaction; and (iv) the possibility that the counterparty fails to honor its obligation. Furthermore, it may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the interest rate being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss.

Our failure to make protective or follow-on investments in our portfolio companies could impair the value of our portfolio.

        Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "protective" and/or "follow-on" investments, in order to attempt to preserve or enhance the value of our initial investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company, result in a diminished current value or impair the ability or likelihood for a full recovery of the value of our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments or the follow-on investment would affect our qualification as a RIC.

Risks Relating to This Offering

Prior to this offering, there has been no public market for our common stock and we cannot assure you that the market price of shares of our common stock will not decline following this offering.

        We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. We have been approved to have our common stock listed on the NYSE, subject to official notice of issuance, but we cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after our initial public offering. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock soon after this offering is completed.

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

        If our common stock is trading below its net asset value per share, we will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below net asset value, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

        All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan may be reinvested in newly-issued shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Investing in our common stock may involve an above average degree of risk.

        The investments we make in accordance with our investment strategy may result in a higher amount of risk and higher volatility or loss of principal than alternative investment options. Our investments in venture growth stage companies with secured loans, warrants and direct equity investments may be speculative and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

        The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  price and volume fluctuations in the overall stock market from time to time;

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  significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

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  any inability to deploy or invest our capital;

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  fluctuations in interest rates;

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  any inability to access the capital markets;

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  realized and unrealized losses in investments in our portfolio companies;

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  the financial performance of the industries in which we invest;

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  announcement of strategic developments, acquisitions, and other material events by us or our competitors or operating performance of companies comparable to us;

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  changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

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  perception or reputation of our Sponsor;

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  loss of our qualification as a RIC or BDC;

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  changes in earnings or variations in operating results;

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  changes in accounting guidelines governing valuation of our investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of, or loss of access to, our Adviser's senior investment team;

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  operating performance of companies comparable to us; and

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  general economic trends and other external factors.

        In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management's attention and resources from our business.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as "anticipates," "expects," "intends," "plans," "will," "may," "continue," "believes," "seeks," "estimates," "would," "could," "should," "targets," "projects," and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

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  our future operating results;

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  our business prospects and the prospects of our portfolio companies;

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  our relationships with third-parties including venture capital investors;

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  the impact and timing of our unfunded obligations;

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  the expected market for venture capital investments;

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  the performance of our Initial Portfolio and other investments that we may make in the future;

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  the impact of investments that we expect to make;

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  actual and potential conflicts of interest with our Sponsor and our Adviser and its senior investment team and Investment Committee;

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  our contractual arrangements and relationships with third-parties;

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  the dependence of our future success on the general economy and its impact on the industries in which we invest;

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  the ability of our portfolio companies to achieve their objectives;

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  our expected financings and investments;

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  the ability of our Adviser to attract, retain and have access to highly talented professionals, including our Adviser's senior investment team;

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  our ability to qualify and maintain our qualification as a RIC and as a BDC;

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  the adequacy of our cash resources and working capital; and

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  the timing of cash flows, if any, from the operations of our portfolio companies.

        These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

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  an economic downturn could impair our portfolio companies' ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

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  a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

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  interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

  •
  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" in this prospectus and in our filings with the SEC.

        Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E(6)(2)(B) of the Exchange Act.

 USE OF PROCEEDS

        We estimate that the net proceeds we will receive from the sale of 8,333,333 shares of our common stock in this offering and 257,332 shares in the Concurrent Private Placement will be approximately $123.4 million (or approximately $141.6 million if the underwriters exercise their option to purchase additional shares in full), after deducting the underwriting discounts and commissions payable by us and the offering expenses of $1.75 million payable by us. Our Adviser has agreed to pay to the underwriters 50% of the underwriting discounts and commissions in an amount equal to approximately $3.75 million (or approximately $4.3 million if the underwriters exercise their option to purchase additional shares in full). Our Adviser has also agreed to pay our organization and certain other expenses and any offering expenses that exceed $1.75 million.

        We intend to use all of the net proceeds of this offering, the Concurrent Private Placement and, to the extent necessary, borrowings under the Credit Facility to repay in full the outstanding indebtedness under the Bridge Facility. For a detailed description of the Bridge Facility, see "Discussion of Management's Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Bridge Facility." The Bridge Facility is expected to have a maturity date of not more than seven business days after the pricing date of this offering and will terminate upon our full repayment of the outstanding borrowings thereunder. Borrowings under the Bridge Facility are expected to bear interest at (i) the 30-day LIBOR (as of February 21, 2014, the 30-day LIBOR was 0.16%) or, if LIBOR is unavailable, the higher of Deutsche Bank's commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin of 1.0%.

        We will invest the remaining net proceeds, if any, primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of investments we intend to target. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

        To the extent we raise net proceeds insufficient to repay all amounts outstanding under the Bridge Facility, we expect to finance amounts under the Credit Facility to repay the Bridge Facility in full. For a description of the Credit Facility, see "Discussion of Management's Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Credit Facility."

 FORMATION TRANSACTIONS

        In order to use the net proceeds from this offering in a timely and efficient manner, shortly prior to the time we elect to be regulated as a BDC, we intend to acquire from our Sponsor and VG1 a select portfolio of investments in venture growth stage companies originated through our Sponsor consisting of funded debt and direct equity investments, future funding obligations and warrants associated with both the funded debt investments and future funding obligations. VG1 employed the same underwriting criteria in acquiring our Initial Portfolio as we expect to utilize in acquiring future assets and as described elsewhere in this prospectus. For additional information on our investment process, see "Business—Investment Strategy."

        Based upon discussions between our Sponsor, our Adviser's senior investment team and the independent members of our Board and the recommendation of our Board and our Adviser's senior investment team, our Initial Portfolio will be comprised of certain venture growth financing transactions originated by our Sponsor that we believe will provide us with a sound foundation for the start of our business. Our Adviser selected these investments for our Initial Portfolio based upon our defined investment objective, expected available capital following this offering, amount and type of unfunded obligations associated with each investment and the investment requirements set forth under the 1940 Act or otherwise imposed by applicable laws, rules, regulations or interpretations. Based on the structure of our Sponsor's venture growth financing transactions and the need to construct a well-balanced and properly diversified Initial Portfolio, we and our Sponsor and its affiliates have agreed that the transfer of the investments will occur in one of the following three ways: (i) our Sponsor and its affiliates will transfer all of the funded loans and all remaining unfunded obligations, if any, with respect to a specific portfolio company to us; (ii) our Sponsor and its affiliates will transfer the unfunded obligations to us but retain the funded loan with respect to a specific portfolio company; (iii) our Sponsor and its affiliates will transfer all of the remaining unfunded obligations, if any, and part of the funded loan with respect to a specific portfolio company to us; or (iv) our Sponsor and its affiliates will transfer part of the funded loan to us but retain all of the remaining unfunded obligations, if any, with respect to a specific portfolio company. For additional information on our Initial Portfolio, see "Portfolio Companies."

        Shortly prior to the time we elect to be regulated as a BDC, we intend to acquire our Initial Portfolio for $102.5 million in cash based on the February 3, 2014 valuation set forth under "Business—Our Initial Portfolio" which is comprised of approximately $98.6 million for the fair value of the debt investments plus approximately $4.9 million for the fair value of the equity and warrant investments, less approximately $1.0 million for the fair value of the unfunded obligations, which amount will be adjusted at the time of our acquisition of our Initial Portfolio for the assets that are acquired subsequent to February 3, 2014 as described under "Business—Recent Developments" and the changes in fair value of any of the funded and unfunded obligations that are being assumed by us, as well as any earnings, interest, fees or other income received or accrued on the investments in our Initial Portfolio, using borrowings under the Bridge Facility. To secure the Bridge Facility and certain rights and obligations under the portfolio acquisition agreement, the parties will enter into certain pledge and/or escrow arrangements pending completion of this offering. These arrangements will terminate upon completion of this offering. The Bridge Facility is expected to have a maturity date of not more than seven business days after the pricing date of this offering and will terminate upon our full repayment of the outstanding borrowings thereunder with the proceeds of this offering. Borrowings under the Bridge Facility are expected to bear interest at (i) the 30-day LIBOR (as of February 21, 2014, the 30-day LIBOR was 0.16%) or, if LIBOR is unavailable, the higher of Deutsche Bank's commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin of 1.0%. Upon completion of this offering, we expect to repay the Bridge Facility with all of the net proceeds from this offering, the approximately $3.9 million of net proceeds we expect to receive in connection with the Concurrent Private Placement and, to the extent necessary, borrowings under the Credit Facility.

        In addition, we have entered into the Credit Facility with Deutsche Bank, acting as administrative agent and a lender, which will become effective concurrent with the completion of this offering. Borrowings under the Credit Facility will bear interest at the sum of (i) the commercial paper rate for certain specified lenders and 30-day LIBOR for other lenders or, if LIBOR is unavailable, the higher of Deutsche Bank's commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin ranging from 3.5% to 4.5%. The revolving period under the Credit Facility expires in 2016.

        The following chart illustrates our expected ownership structure and expected relationship with our Sponsor, Adviser and Administrator upon completion of this offering, the Concurrent Private Placement and the formation transactions:

*
Includes 1,668 shares of our common stock purchased by Messrs. Labe and Srivastava in connection with our initial capitalization at $15.00 per share.

 DISTRIBUTIONS

        To the extent that we have funds available, we intend to make quarterly distributions to our stockholders. Our stockholder distributions, if any, will be determined by our Board. Any distribution to our stockholders will be declared out of assets legally available for distribution. Our board of directors intends to authorize a quarterly distribution of approximately $0.30 to $0.34 per share for the quarterly period ending March 31, 2014, which amount will be proportionately reduced to reflect the number of days remaining in the quarter following completion of this offering. This distribution is contingent upon the completion of this offering and the acquisition of our Initial Portfolio during the first calendar quarter of 2014, and the actual amount of the distribution, if any, is subject to authorization by our board of directors and there is no assurance it will equal $0.30 to $0.34 per share. We anticipate that this distribution will be paid from income primarily generated by interest and dividend income earned on our Initial Portfolio and any additional investments we make subsequent to the closing of this offering. We will not be able to determine whether any specific distribution will be treated as made out of our taxable earnings or as a return of capital until after the end of our taxable year. The amount treated as a tax-free return of capital will reduce a stockholder's adjusted basis in his or her common stock, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her common stock.

        We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our taxable year ending December 31, 2014. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of our net realized long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our ordinary income (not taking into account any capital gains or losses) for such calendar year; (b) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year; and (c) certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

        We currently intend to distribute net long-term capital gains if any, at least annually out of the assets legally available for such distributions. However, we may in the future decide to retain some or all of our long-term capital gains but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to such stockholder's tax basis in such stockholder's common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against such individual stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds such individual stockholder's liability for U.S. federal income tax. We cannot assure any stockholder that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we may be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

        Unless a stockholder elects to receive distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, such stockholder should contact such broker or financial intermediary regarding the election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to our Adviser. See "Dividend Reinvestment Plan."

 CAPITALIZATION

        The following table sets forth our capitalization as of December 31, 2013:

  •
  on an actual basis;

  •
  on a pro forma basis to give effect to (i) the acquisition of our Initial Portfolio; and (ii) our borrowings under the Bridge Facility in connection with the acquisition of our Initial Portfolio; and

  •
  on a pro forma, as adjusted, basis to give further effect to (i) the Concurrent Private Placement; (ii) the sale of 8,333,333 shares of our common stock in this offering at an assumed initial public offering price of $15.00 per share after deducting the underwriting discounts and commissions payable by us and the estimated offering expenses of $1.75 million and the use of the net proceeds as described in "Use of Proceeds"; (iii) the repayment in full of the Bridge Facility and; (iv) our draw down of approximately $10.2 million under the Credit Facility.

	As of December 31, 2013
	Actual	Pro Forma(1)	Pro Forma, as Adjusted(1)(2)
	(dollars in thousands, except for per share data)
Assets:
Cash and cash equivalents	$25	$25	$10,000
Investments, at fair value	—	123,557	123,557
Other assets	—	—	—

Total assets	$25	$123,582	$133,557

Liabilities:
Bridge Facility	—	$123,557	—
Credit Facility	—	—	10,172
Other liabilities(3)	—	—	—

Total liabilities	—	$123,557	$10,172

Stockholder's equity:
Common stock, par value $0.01 per share, 450,000,000 authorized, actual, pro forma and pro forma, as adjusted; 1,668 issued and outstanding, actual and pro forma; and 8,592,333 issued and outstanding, pro forma as adjusted	—	—	86
Preferred stock, par value $0.01 per share, 50,000,000 authorized and no shares issued and outstanding, actual, pro forma and pro forma, as adjusted	—	—	—
Paid-in capital in excess of par value	25	25	123,299
Accumulated loss	—	—	—

Total stockholders' equity	25	25	123,385

Total liabilities and stockholders' equity	$25	$123,582	$133,557

Net asset value per share	$15.00	$15.00	$14.36

(1)
The pro forma and the pro forma as adjusted columns are based on the fair values of the investments listed in our Initial Portfolio, as of February 3, 2014, and the cost of the investments described in "Summary—Recent Developments."

(2)
Does not include 1,250,000 shares issuable pursuant to the over-allotment option granted to the underwriters.

(3)
Our Sponsor has incurred all organization and offering costs on our behalf, which are estimated at approximately $725 and $1,458, respectively, through December 31, 2013. In the event that our initial public offering is completed, the offering costs will be reimbursed to our Sponsor by us subject to a cap of $1,750. Our Adviser has agreed to pay our organization and certain other expenses and any offering expenses that exceed $1,750.

 DILUTION

        The dilution to investors in this offering is represented by the difference between the offering price per share of our common stock and the pro forma net asset value per share of our common stock after this offering. Net asset value per share is determined by dividing our net asset value, which is our total assets less our total liabilities, by the number of outstanding shares of our common stock.

        Following the issuance of 1,668 shares of our common stock in connection with our initial capitalization, our net asset value was $25,020, or $15.00 per share, as of December 31, 2013. After giving effect to the acquisition of our Initial Portfolio, repayment of the Bridge Facility, the Concurrent Private Placement and the sale of 8,333,333 shares of our common stock in this offering at an assumed initial public offering price of $15.00 per share and after deducting the underwriting discounts and commissions payable by us and the estimated offering expenses of $1.75 million, our pro forma net asset value would be approximately $123.4 million, or $14.36 per share of common stock, representing an immediate decrease in net asset value of $0.64 per share, or 4.3%, to shares sold in this offering. The foregoing assumes no exercise of the underwriters' option to purchase additional shares. If the underwriters' option to purchase additional shares of our common stock is exercised in full, there would be an immediate decrease in net asset value of $0.62 per share, or 4.1%, to shares sold in this offering.

        The following table illustrates the dilution to the shares on a per share basis:

Assumed initial public offering price per share	$15.00
Net asset value per share after completion of our initial capitalization	15.00
Decrease in net asset value per share attributable to the Concurrent Private Placement and this offering	0.64
Pro forma net asset value per share upon completion of the Concurrent Private Placement and this offering	14.36

Dilution per share to stockholders participating in the Concurrent Private Placement and this offering (without exercise of the underwriters' option to purchase additional shares of our common stock)	0.64

        The following table sets forth information with respect to the shares prior to and following this offering (without exercise of the underwriters' option to purchase additional shares of our common stock and assuming an initial public offering price of $15.00 per share):

	Shares Purchased		Total Consideration
					Price Per Share
	Number	%	Amount	%
Shares issued in connection with the initial capitalization	1,668	*	$25,020	*	$15.00
Shares issued in connection with the Concurrent Private Placement	257,332	3.0%	3,859,980	3.0%	15.00
Shares sold in this offering	8,333,333	97.0%	124,999,995	97.0%	15.00

Total pro forma, as adjusted, shares outstanding	8,592,333	100.0%	$128,884,995	100.0%

*
Less than 0.1%.

        The pro forma net asset value per share upon completion of this offering (without exercise of the underwriters' option to purchase additional shares and assuming an initial public offering price of $15.00 per share) is calculated as follows:

Numerator:
Net asset value upon completion of our initial capitalization	$25,020
Assumed net proceeds from the Concurrent Private Placement and this offering	123,359,975

Total pro forma net assets	$123,384,995

Denominator:
Shares issued in connection with our initial capitalization	1,668
Shares included in the Concurrent Private Placement	257,332
Shares included in this offering	8,333,333

Total pro forma, as adjusted, shares outstanding	8,592,333

DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS

Overview

        We are an externally managed, closed-end, non-diversified management investment company that intends to elect to be regulated as a BDC under the 1940 Act. We also intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code for U.S. federal income tax purposes, beginning with our taxable year ending December 31, 2014. We were formed to expand the venture growth stage business segment of our Sponsor's global investment platform and will be the primary vehicle through which our Sponsor focuses its venture growth stage business.

        As a BDC, we will be required to comply with certain regulatory requirements. For instance, we will generally have to invest at least 70% of our total assets in "qualifying assets," including "eligible portfolio companies," cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. In addition, we will be subject to borrowing restrictions such that, with certain limited exceptions, our asset coverage, as defined in the 1940 Act, will be required to equal at least 200% after each borrowing. The amount of leverage that we employ will depend on our Adviser's and our Board's assessment of market and other factors at the time of any proposed borrowing. This offering will significantly increase our capital resources. See "Regulation."

        Shortly prior to the time we file our election to be regulated as a BDC, we intend to acquire our Initial Portfolio for $102.5 million in cash based on the February 3, 2014 valuation set forth under "Business—Our Initial Portfolio" which is comprised of approximately $98.6 million for the fair value of the debt investments plus approximately $4.9 million for the fair value of the equity and warrant investments, less approximately $1.0 million for the fair value of the unfunded obligations, which amount will be adjusted at the time of our acquisition of our Initial Portfolio for the assets that are acquired subsequent to February 3, 2014 as described under "Business—Recent Developments" and the change in fair value of any of the funded and unfunded obligations that are being assumed by us, as well as any earnings, interest, fees or other income received or accrued on the investments in our Initial Portfolio, using borrowings under Bridge Facility. The Bridge Facility is expected to provide for borrowings up to $200 million and will be repaid with all of the proceeds of our initial public offering the Concurrent Private Placement and, to the extent necessary, borrowings under the Credit Facility. The Bridge Facility is expected to have a maturity date of not more than seven business days after the pricing date of this offering and will terminate upon our full repayment of the outstanding borrowings thereunder with the proceeds of this offering and the approximately $3.9 million of net proceeds we expect to receive in connection with the Concurrent Private Placement. Borrowings under the Bridge Facility are expected to bear interest at (i) the 30-day LIBOR (as of February 21, 2014, the 30-day LIBOR was 0.16%) or, if LIBOR is unavailable, the higher of Deutsche Bank's commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin of 1.0%.

        In addition, we have entered into the Credit Facility with Deutsche Bank, acting as administrative agent and a lender, KeyBank National Association, Everbank Commercial Finance Inc. and AloStar Bank of Commerce, as other lenders, which will become effective concurrent with the completion of this offering. Borrowings under the Credit Facility will bear interest at the sum of (i) the commercial paper rate for certain specified lenders and 30-day LIBOR for other lenders or, if LIBOR is unavailable, the higher of Deutsche Bank's commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin ranging from 3.5% to 4.5%. The revolving period under the Credit Facility expires in 2016.

Income

        Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation. We intend to achieve our investment objective by investing primarily in (i) growth capital loans that have a secured collateral position and that are used by venture growth stage companies to finance their continued expansion and growth, (ii) equipment financings, which may be structured as loans or leases, that have a secured collateral position on specified mission-critical equipment, (iii) on a select basis, revolving loans that have a secured collateral position and that are used by venture growth stage companies to advance against inventory, components, accounts receivable, contractual or future billings, bookings, revenues, sales or cash payments and collections including proceeds from a sale, financing or equivalent and (iv) direct equity investments in venture growth stage companies. In connection with our growth capital loans, equipment financings and revolving loans, we generally expect to receive warrants that allow us to participate in any equity appreciation of our borrowers and enhance our overall investment returns. We expect our investments in growth capital loans will range from $5 million to $50 million, investments in equipment financings will range from $5 million to $25 million, and investments in revolving loans will range from $1 million to $25 million.

Expenses

        Our primary operating expenses will include the payment of fees to our Adviser under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. We will bear all other out-of-pocket costs and expenses of our operations and transactions, including:

  •
  the cost of calculating our net asset value, including the cost of any third-party valuation services;

  •
  the cost of effecting sales and repurchases of shares of our common stock and other securities;

  •
  fees payable to third-parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

  •
  custodian, transfer and dividend paying agent and registrar fees;

  •
  fees and expenses incurred in connection with obtaining debt financing, including our Credit Facility;

  •
  fees and expenses associated with origination efforts;

  •
  federal and state registration fees and any stock exchange listing fees;

  •
  U.S. federal, state and local taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  fidelity bond, directors' and officers' liability insurance and other insurance premiums;

  •
  direct costs, such as printing, mailing, long distance telephone and staff;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

  •
  other expenses incurred by our Adviser or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion (subject to the review of our Board) of overhead.

Our Initial Portfolio

        Shortly prior to the time we elect to be regulated as a BDC, we intend to acquire from our Sponsor and VG1 a select portfolio of investments in venture growth stage companies originated through our Sponsor consisting of funded debt and direct equity investments, future funding obligations and warrants associated with both the funded debt investments and future funding obligations. Our Initial Portfolio includes 23 secured loans with an aggregate outstanding principal amount of approximately $119.2 million with a weighted average loan-to-enterprise value of approximately 5.8%, two direct equity investments and warrants to purchase shares in 15 portfolio companies, which includes the investments listed below and the investments described under "Business—Recent Developments—Portfolio Updates." The valuation of our Initial Portfolio will be conducted by our Board in consultation with our Adviser. All of our funded debt investments have our Sponsor's top two internal risk ratings of Clear (1) or White (2). For information regarding our Adviser's internal risk-rating methodology, see "Business—Investment Monitoring and Portfolio Management." We have engaged an independent third-party valuation firm to assist us in determining the fair value of the investments that comprise our Initial Portfolio. For additional information on our Initial Portfolio, see "Business—Our Initial Portfolio." We believe that VG1 employed the same underwriting criteria in acquiring our Initial Portfolio as we expect to utilize in acquiring future assets and as described elsewhere in this prospectus. For additional information on our investment process, see "Business—Investment Strategy."

        The weighted average yield of our expected Initial Portfolio is 14.3%, of which approximately 11.1% is current cash interest, with a weighted average remaining term of 3.1 years.

Financial Condition, Liquidity and Capital Resources

        We expect to generate cash primarily from (i) the net proceeds of this offering and the Concurrent Private Placement, (ii) cash flows from our operations, (iii) any financing arrangements we may enter into in the future and (iv) any future offerings of our equity or debt securities. We may fund a portion of our investments through borrowings from banks and issuances of senior securities. In particular, we intend to enter into the Bridge Facility prior to the purchase of our Initial Portfolio. In addition, we have entered into the Credit Facility with Deutsche Bank, acting as administrative agent and a lender, which will become effective concurrent with the completion of this offering. Borrowings under the Credit Facility will bear interest at the sum of (i) the commercial paper rate for certain specified lenders and 30-day LIBOR for other lenders or, if LIBOR is unavailable, the higher of Deutsche Bank's commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin ranging from 3.5% to 4.5%. The revolving period under the Credit Facility expires in 2016.

        Our primary use of funds from the Credit Facility will be investments in portfolio companies, cash distributions to holders of our common stock and the payment of operating expenses. We intend to use all of the net proceeds from this offering, the Concurrent Private Placement and, to the extent necessary, borrowings under the Credit Facility to repay in full all of the outstanding borrowings under the Bridge Facility, which we expect to incur in connection with the purchase of our Initial Portfolio.

        In the future, we may also securitize a portion of our investments. If we undertake a securitization transaction, we will consolidate our allocable portion of the debt of any securitization subsidiary on our financial statements, and include such debt in our calculation of the asset coverage test, if and to the extent required pursuant to the guidance of the staff of the SEC.

        Our primary use of funds will be to make investments in eligible portfolio companies and to pay our operating expenses and make distributions to holders of our common stock. This amount does not take into account the exercise, if any, of the underwriters' option to purchase additional shares of our common stock. See "Use of Proceeds."

Bridge Facility

        We intend to enter into the Bridge Facility prior to the purchase of our Initial Portfolio. The Bridge Facility is expected to provide for borrowings up to $200 million and will be repaid with the proceeds of our initial public offering and the Concurrent Private Placement and, to the extent necessary, borrowings under the Credit Facility. The Bridge Facility is expected to have a maturity date of not more than seven business days after the pricing date of this offering and will terminate upon our full repayment of the outstanding borrowings thereunder with the proceeds of this offering. Borrowings under the Bridge Facility are expected to bear interest at (i) the 30-day LIBOR (as of February 21, 2014, the 30-day LIBOR was 0.16%) or, if LIBOR is unavailable, the higher of Deutsche Bank's commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin of 1.0%. The Bridge Facility will contain customary affirmative and negative covenants and events of default. We anticipate that our Adviser will pay Deutsche Bank upon execution of the Bridge Facility a structuring fee of $500,000, to be paid in 12 monthly installments, if we borrow over $70 million or $250,000 if we borrow under $70 million. Following the closing of the Bridge Facility of at least $70 million and the closing of this offering, our Adviser will pay Deutsche Bank a capital markets and advisory fee of $500,000 which shall be paid in four quarterly installments, which may be credited against future fees owed to Deutsche Bank at our option. The net proceeds from this offering and the approximately $3.9 million of net proceeds we expect to receive in connection with the Concurrent Private Placement and, to the extent necessary, borrowings under the Credit Facility will be used to pay off the outstanding balance under the Bridge Facility.

Credit Facility

        We, along with the Financing Subsidiary as borrower, have entered into the Credit Facility with Deutsche Bank, acting as administrative agent and a lender, and KeyBank National Association, Everbank Commercial Lender Finance, Inc. AloStar Bank of Commerce, as other lenders, which will become effective concurrent with the completion of this offering. The Financing Subsidiary is intended to be a special purpose, bankruptcy remote, subsidiary formed to acquire loans and other investments from us. Borrowings under the Credit Facility will bear interest at the sum of (i) the commercial paper rate for certain specified lenders and 30-day LIBOR for other lenders or, if LIBOR is unavailable, the higher of Deutsche Bank's commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin ranging from 3.5% to 4.5%. The Credit Facility will be secured only by the assets of the Financing Subsidiary. The Credit Facility will have a margin rate of 3.5% during its initial two-year revolving period and any extension of the revolving period, with a 4.5% margin rate during its one-year amortization period. We will be required to pay Deutsche Bank a syndication fee, to be paid in 12 monthly installments, of approximately 1% of the committed facility amount. We also will be required to pay Deutsche Bank a fee to act as administrative agent under the Credit Facility and to pay each lender (i) a commitment fee of 0.65% multiplied by such lender's commitment on the effective date, in 12 equal monthly installments and (ii) a fee of approximately 0.75% per annum of any unused borrowings under the Credit Facility, to be paid on a monthly basis. The Credit Facility contains affirmative and restrictive covenants, including but not limited to an advance rate limitation of approximately 55% of the applicable net loan balance of assets held by the Financing Subsidiary, maintenance of minimum net worth at an agreed level, a ratio of total assets to total indebtedness of not less than approximately 2.0:1.0, a key man clause relating to Messrs. Labe and Srivastava and eligibility requirements, including but not limited to geographic and industry concentration limitations and certain loan grade classifications. Furthermore, events of default under the Credit Facility include, among other things, (i) a payment default; (ii) a change of control; (iii) bankruptcy; (iv) a covenant default; (v) our failure to maintain compliance with RIC provisions at all times; and (vi) our failure to appoint a backup collateral manager reasonably acceptable to the lenders within 120 days of the Credit Facility's effectiveness, subject to certain remedial provisions.

        We plan to aggregate pools of funded loans in the Financing Subsidiary until a sufficiently large pool of funded loans is accumulated which can then be securitized. We expect that any loans included in a securitization facility will be securitized on a non-recourse basis with respect to the credit losses on the loans. There can be no assurance that we will be able to complete this securitization strategy, or that it will be successful.

Current Investment Pipeline

        As part of the acquisition of our Initial Portfolio, we expect to acquire certain of our Sponsor's unfunded obligations to venture growth stage companies. These funding obligations include 13 borrowers with remaining funding obligations of approximately $153.3 million. We may also receive additional warrants when these funding obligations are drawn. We cannot assure you that any of these unfunded obligations will be drawn by the venture growth stage companies.

        In addition, we expect to assume from our Sponsor non-binding term sheets that have been entered into with two venture growth stage companies for an aggregate value of approximately $25 million. These non-binding term sheets represent additional potential investment opportunities for us. We cannot assure you that we will close on all or any of these investment opportunities. Our Adviser's professionals are in various stages of reviewing and evaluating other debt financing opportunities with other prospective borrowers. We cannot assure you that these opportunities will successfully pass through our investment selection process, we will be awarded such opportunities or these investment opportunities will pass our diligence process.

Other Contractual Obligations

        We have entered into certain contracts under which we have material future commitments. We have entered into the Investment Advisory Agreement with our Adviser in accordance with the 1940 Act. Under the Investment Advisory Agreement, our Adviser will be responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and diligencing our investments and monitoring our investment portfolio on an ongoing basis. For these services, we will pay (i) a base management fee equal to a percentage of our average adjusted gross assets and (ii) an incentive fee based on our performance. See "Management Agreements—Investment Advisory Agreement—Base Management Fee; —Incentive Fee."

        We have also entered into the Administration Agreement with our Administrator. Under the Administration Agreement, our Administrator will be responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. We will reimburse our Adviser an amount equal to our allocable portion (subject to the review of our Board) of our Administrator's overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. Stockholder approval is not required to amend the Administration Agreement. See "Management Agreements—Administration Agreement."

        If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under the Investment Advisory Agreement and the Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.

Distributions

        We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our taxable year ending December 31, 2014. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of our net realized long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our ordinary income (not taking into account any capital gains or losses) for such calendar year; (b) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year; and (c) certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

        We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our stockholder distributions, if any, will be determined by our Board. Our board of directors intends to authorize a quarterly distribution of approximately $0.30 to $0.34 per share for the quarterly period ending March 31, 2014, which amount will be proportionately reduced to reflect the number of days remaining in the quarter following completion of this offering. This distribution is contingent upon the completion of this offering and the acquisition of our Initial Portfolio during the first calendar quarter of 2014, and the actual amount of the distribution, if any, is subject to authorization by our board of directors and there is no assurance it will equal $0.30 to $0.34 per share. We anticipate that this distribution will be paid from income primarily generated by interest and dividend income earned on our Initial Portfolio and any additional investments we make subsequent to the closing of this offering.

        We will not be able to determine whether any distribution will be treated as made out of our taxable earnings or as a return of capital until after the end of our taxable year. The amount treated as a tax-free return of capital will reduce a stockholder's adjusted basis in his or her common stock, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her common stock.

        We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

        To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.

        We have adopted an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders' cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically "opts out" of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Critical Accounting Policies

        This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with GAAP. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Investments

        We measure the value of our investments in at fair value accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or "ASC Topic 820," issued by the Financial Accounting Standards Board, or "FASB." Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

        Our Valuation Committee is also responsible for assisting our Board in valuing investments that are not publicly traded or for which current market values are not readily available. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, our Board, with the assistance of our Adviser and its senior investment team and independent valuation agents, is responsible for determining in good faith the fair value in accordance with the valuation policy approved by our Board. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. We consider a range of fair values based upon the valuation techniques utilized and select the value within that range that was most representative of fair value based on current market conditions as well as other factors our Adviser's senior investment team considers relevant. Our Board will make this fair value determination on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

        ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:

          Level 1—Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

          Level 2—Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

          Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

        Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

        With respect to investments for which market quotations are not readily available, our Board will undertake a multi-step valuation process each quarter, as described below:

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  Our quarterly valuation process will begin with each portfolio company or investment being initially valued by our Adviser's professionals that are responsible for the portfolio investment;

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  Preliminary valuation conclusions will then be documented and discussed with our Adviser's senior investment team;

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  Our Valuation Committee will then review these preliminary valuations;

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  At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm. However, our Board does not intend to have de minimis investments of less than 1.0% of our gross assets (up to an aggregate of 10% of our gross assets) independently reviewed; and

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  Our Board will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of our Adviser, the respective independent valuation firms and our Valuation Committee.

Investment Valuation Techniques

  Debt Investments

        The debt investments to be acquired by us are primarily loans made to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by leading venture capital investors. These investments are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indices for these type of debt instruments and thus our Adviser's senior investment team must estimate the fair value of these investment securities based on models utilizing unobservable inputs.

        To estimate the fair value of our debt investments, we compare the cost basis of the debt investment, which includes OID, to the resulting fair value determined using a discounted cash flow model, unless another model is more appropriate based on the circumstances at the measurement date. The discounted cash flow approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to our investments, in order to determine a comparable range of effective market interest rates for our investments. The range of interest rate spreads utilized is based on borrowers with similar credit profiles. All remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.

        This valuation process includes, among other things, evaluating the underlying investment performance, the portfolio company's current financial condition and ability to raise additional capital, as well as macro-economic events that may impact valuations. These events include, but are not limited to, current market yields and interest rate spreads of similar securities as of the measurement date. Significant increases (decreases) in these unobservable inputs would result in a significantly higher (lower) fair value measurement.

        Under certain circumstances, we may use an alternative technique to value the debt investments to be acquired by us that better reflects the fair value of the investment, such as the price paid or realized in a recently completed transaction or a binding offer received in an arms-length transaction, the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability or estimates of proceeds that would be received in a liquidation scenario.

  Warrants

        Fair value of the warrants will be primarily estimated using a Black Scholes option pricing model. Privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the following:

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  Underlying enterprise value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding. Valuation techniques to determine enterprise value include market multiple approaches, income approaches or approaches that utilize recent rounds of financing and the portfolio company's capital structure to determine enterprise value. Valuation techniques are also utilized to allocate the enterprise fair value of a portfolio company to the specific class of common or preferred stock exercisable in the warrant. Such techniques take into account the rights and preferences of the portfolio company's securities, expected exit scenarios, and volatility associated with such outcomes to allocate the fair value to the specific class of stock held in the portfolio. Such techniques include Option Pricing Models, or "OPM", including back solve techniques, Probability Weighted Expected Return Models, or "PWERM", and other techniques as determined to be appropriate.

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  Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on comparable publicly traded companies within indices similar in nature to the underlying company issuing the warrant. Significant increases (decreases) in this unobservable input will result in a significantly higher (lower) fair value.

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  The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant. Significant increases (decreases) in this unobservable input will result in a significantly higher (lower) fair value.

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  Other adjustments, including a marketability discount on private company warrants, are estimated based on our judgment about the general industry environment. Significant increases (decreases) in this unobservable input will result in a significantly lower (higher) fair value.

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  Historical portfolio experience on cancellations and exercises of warrants are utilized as the basis for determining the estimated life of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or initial public offerings, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Significant increases (decreases) in this unobservable input will result in a significantly higher (lower) fair value.

        Under certain circumstances we may use an alternative technique to value warrants that better reflects the warrants' fair values, such as an expected settlement of a warrant in the near term, a model that incorporates a put feature associated with the warrant, or the price paid or realized in a recently completed transaction or binding offer received in an arms-length transaction. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.

        These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Equity Investments

        The fair value of an equity investment in a privately held company is initially the face value of the amount invested. We adjust the fair value of equity investments in private companies upon the completion of a new third-party round of equity financing subsequent to our investment. We may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company's financial or operational performance. We may also reference comparable transactions and/or secondary market transactions to estimate fair value. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. These assets are recorded at fair value on a recurring basis. These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Security Transactions, Realized/Unrealized Gains or Losses, and Income Recognition

        Security transactions are recorded on a trade-date basis. We measure realized gains or losses from the repayment or sale of investments using the specific identification method. The amortized cost basis of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees. We report changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation (depreciation) on investments in the consolidated statement of operations.

        Interest income, adjusted for amortization of market premium and accretion of market discount, is recorded on an accrual basis to the extent that we expect to collect such amounts. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with our debt investments, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective interest method. Loan origination fees received in connection with the closing of investments are reported as unearned income which is included as amortized cost of the investment; the unearned income from such fees is accreted over the contractual life of the loan based on the effective interest method as interest income. Upon prepayment of a loan or debt security, any prepayment penalties, unamortized loan origination fees, and unamortized market discounts are recorded as interest income.

Management Fees

        We accrue for the base management fee and incentive fee. The accrual for incentive fee includes the recognition of incentive fee on unrealized capital gains, even though such incentive fee is neither earned nor payable to our Adviser until the gains are both realized and in excess of unrealized depreciation on investments.

Federal Income Taxes

        We intend to elect to be treated, and to qualify annually thereafter, as a RIC under the Code, beginning with our taxable year ending December 31, 2014. Generally, a RIC is not subject to federal income taxes on distributed income and gains if it distributes at least 90% of its net ordinary income and net short-term capital gains in excess of its net long-term capital losses, if any, to its stockholders. We intend to distribute sufficient dividends to maintain our RIC status each year and we do not anticipate paying any material federal income taxes in the future.

BUSINESS

Overview

        We are an externally managed, closed-end, non-diversified management investment company that intends to elect to be regulated as a BDC under the 1940 Act. We also intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code for U.S. federal income tax purposes, beginning with our taxable year ending December 31, 2014. We were formed to expand the venture growth stage business segment of our Sponsor's global investment platform and will be the primary vehicle through which our Sponsor focuses its venture growth stage business. Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending with warrants to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by our Sponsor's select group of leading venture capital investors.

        TriplePoint Capital LLC, our Sponsor, is widely recognized as a leading global financing provider, located on Sand Hill Road in Silicon Valley, and provides venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifecycle. Our Adviser's senior investment team, including our Sponsor's co-founders James P. Labe and Sajal K. Srivastava, are highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company's lifecycle, and have developed long-standing relationships with, and have an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner. Additionally, our Sponsor has a strong reputation and proven track record within its markets, significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment monitoring capabilities. We believe such relationships and capabilities will enable us to generate meaningful deal flow and investment opportunities.

        Since the launch of its investment platform in 2006 through December 31, 2013, our Sponsor has successfully raised approximately $1.25 billion of capital commitments from institutional investors, which may be increased to approximately $1.75 billion at the option of one of our Sponsor's existing institutional investors. To supplement these capital commitments, our Sponsor has secured approximately $1.4 billion of cumulative warehouse-based and other multi-year credit facilities from international banking firms over the same time period. Since the launch of our Sponsor's global investment platform in 2006 through December 31, 2013, our Adviser's senior investment team has committed and funded approximately $2.3 billion and $1.5 billion, respectively, of capital to more than 355 companies, generating more than $415.3 million of cumulative total investment income and $81.4 million of cumulative net realized warrant and equity gains (excluding potential gains relating to $18.3 million of publicly traded securities held as of December 31, 2013) while incurring less than $42.1 million of cumulative net realized credit losses.

        We categorize venture capital-backed companies into the following five lifecycle stages of development: seed, early, later, venture growth and public. For additional information on how we define each market stage, see "—Market Opportunity." We will originate and invest primarily in venture growth stage companies. Companies at the venture growth stage have distinct characteristics differentiating them from venture capital-backed companies at other stages in their development lifecycle. For example, the venture growth stage companies that we expect to target generally will have completed development of their primary technology and products, meaningful customer sales, experienced management teams, proprietary intellectual property, significant enterprise values and strong capital bases relative to our investments. Additionally, we believe that the credit performance of our venture growth stage companies and the returns associated with lending to these companies will be enhanced through our Adviser's focus on originating investments primarily backed by our Sponsor's select group of leading venture capital investors. We believe these venture capital investors generally (i) have strong brand recognition and track records, respected reputations and experienced professionals, (ii) have superior selection processes and access to quality investment opportunities;

(iii) identify and back experienced entrepreneurs with high potential for success; (iv) invest in companies with innovative and proprietary technology that will expand existing or create new market segments; (v) provide specialized knowledge, expertise and assistance in building and growing these companies into industry-leading enterprises; (vi) support their companies through continued economic support or by assisting them in raising additional capital from new equity investors; (vii) encourage their companies to opportunistically and prudently utilize debt financing; and (viii) generate strong returns through sales and initial public offerings of the companies in which they invest. In addition, we believe our Sponsor's select group of leading venture capital investors is able to raise additional funds to invest in new companies which should result in more future debt financing opportunities for us. Since January 1, 2009, these venture capital investors have successfully raised an aggregate of approximately $34 billion in capital commitments.

        We will originate and invest primarily in growth capital loans that have a secured collateral position and are used by venture growth stage companies to finance their continued expansion and growth, equipment financings and, on a select basis, revolving loans, together with, in many cases, attached equity "kickers" in the form of warrants, and direct equity investments. We expect to underwrite our investments seeking an unlevered yield-to-maturity on our growth capital loans and equipment financings generally ranging from 10% to 18% and on our revolving loans generally ranging from 1% above the applicable prime rate to 10%, in each case, with potential for higher returns in the event we are able to exercise warrants and realize gains or sell our related equity investments at a profit. We also generally expect to underwrite our secured loans seeking a loan-to-enterprise value of less than 25%. We expect to make investments that our Adviser's senior investment team believes have a low probability of loss due to our expertise and the revenue profile, product validation, customer commitments, intellectual property, financial condition and enterprise value of the potential opportunity. We believe these investments will provide us with a stable, fixed-income revenue stream along with the potential for equity-related gains on a risk-adjusted basis. We believe that the venture growth stage debt market presents a compelling growth channel for us because it has high barriers to entry and is underserved by both traditional lenders and existing debt financing providers to venture capital-backed companies given the brand, reputation and market acceptance, industry relationships, venture lending and leasing expertise, specialized skills, track record, and other factors required to lend to companies backed by leading venture capital investors. Additionally, we believe our investments will be distinct compared with the investments made by more traditional lenders because our investments provide us the ability to invest alongside leading venture capital investors in companies focused in technology, life sciences and other high growth industries. We also believe that our investments are distinct compared to the investments made by existing debt financing providers to venture capital backed companies given our primary focus on venture growth stage companies backed by our Sponsor's select group of leading venture capital investors.

        We believe we are able to successfully structure these investments as a result of the strong value proposition our secured loans offer to both borrowers and their venture capital investors. Our secured loans provide venture growth stage companies with an opportunity to:

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  diversify their funding sources;

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  augment their existing capital base and extend operating capital;

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  scale business operations and accelerate growth;

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  fund administrative expenses ahead of anticipated corresponding revenue;

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  expand product offerings through internal development or acquisitions;

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  lower the upfront costs of capital expenditures;

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  build and/or expand their leadership positions within their respective markets;

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  accelerate and/or smooth out the timing of cash collections; and

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  delay and/or postpone the need for its next round of equity financing,

in each case, extending its cash available to fund operations without incurring substantial equity dilution during a critical time in their lifecycle when they are meaningfully building enterprise value.

        Shortly prior to the time we elect to be regulated as a BDC, we intend to acquire from our Sponsor and VG1 a select portfolio of investments in venture growth stage companies originated through our Sponsor consisting of funded debt and direct equity investments, future funding obligations and warrants associated with both the funded debt investments and future funding obligations. The valuation of our Initial Portfolio will be conducted by our Board in consultation with our Adviser. See "Discussion of Management's Expecting Operating Plans—Critical Accounting Policies—Valuation of Investments." All of our funded debt investments have our Sponsor's top two internal risk ratings of Clear (1) or White (2). For information regarding our Adviser's internal risk-rating methodology, see "—Investment Monitoring and Portfolio Management." We have engaged an independent third-party valuation firm to assist us in determining the fair value of the investments that comprise our Initial Portfolio. For additional information on our Initial Portfolio, see "—Our Initial Portfolio."

Our Sponsor, Senior Investment Team, Adviser and Administrator

Our Sponsor

        Our Sponsor, TriplePoint Capital LLC, is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. Our Sponsor is located on Sand Hill Road in Silicon Valley and has a primary focus in technology, life sciences and other high growth industries. Our Sponsor's portfolio of venture capital-backed companies included and/or includes widely recognized and industry-leading companies, including, among others, Facebook, YouTube, Bloom Energy, Chegg, Cyan, Etsy, Gilt Groupe, Oncomed, One Kings Lane, Proteolix, Ring Central, Ruckus Wireless, Segway, Shazam, Splunk, Square and Workday.

        Our Sponsor's global investment platform serves venture capital-backed companies backed by its select group of leading venture capital investors across all five stages of development of a venture capital-backed company's lifecycle with dedicated business segments focused on providing creative, flexible and customized debt financings and complementary services at each stage. In addition, our Sponsor has a business segment targeting equity investing in seed, early and later stage venture capital-backed companies called TriplePoint Ventures. Our Sponsor also has a "fund of funds" business segment which seeks to selectively invest in venture capital funds established by certain of its select group of leading venture capital investors.

        Since the launch of its investment platform in 2006 through December 31, 2013, our Sponsor has successfully raised approximately $1.25 billion of capital commitments from institutional investors, which may be increased to approximately $1.75 billion at the option of one of our Sponsor's existing institutional investors. To supplement these capital commitments, our Sponsor has secured approximately $1.4 billion of cumulative warehouse-based and other multi-year credit facilities from international banking firms over the same period. Since the launch of our Sponsor's global investment platform in 2006 through December 31, 2013, our Adviser's senior investment team has committed and funded approximately $2.3 billion and $1.5 billion, respectively, of capital to more than 355 companies, generating more than $415.3 million of cumulative total investment income and $81.4 million of cumulative net realized warrant and equity gains (excluding potential gains relating to $18.3 million of publicly traded securities held as of December 31, 2013) while incurring less than $42.1 million of cumulative net realized credit losses.

        Our Sponsor utilizes a unique, relationship-based lending strategy which primarily targets companies funded by a select group of leading venture capital investors. Our Sponsor refers to this approach as the "TriplePoint Lifespan Approach." Key elements of the TriplePoint Lifespan Approach include:

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  establishing debt financing relationships with select venture capital-backed companies across all five lifecycle stages of development;

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  working with our Sponsor's select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms;

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  developing debt financing relationships as early as possible in a venture capital-backed company's lifecycle in order to have a real-time understanding of the company's capital needs and be in a strategic position to evaluate and capitalize on additional investment opportunities as the company matures;

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  diligently monitoring the progress and ongoing creditworthiness of a borrower; and

  •
  serving as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service.

        Our Adviser has entered into the Staffing Agreement with our Sponsor, under which our Sponsor will agree to make its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement will (i) provide us with access to deal flow generated by our Sponsor in the ordinary course of its business; (ii) provide us with access to our Sponsor's ten investment professionals, including its senior investment team led by Messrs. Labe and Srivastava, and our Sponsor's 16 non-investment employees; and (iii) commit certain key senior members of our Sponsor's Investment Committee to serve as members of our Adviser's Investment Committee. Our Sponsor will be obligated under the Staffing Agreement to allocate investment opportunities among its affiliates fairly and equitably over time in accordance with its allocation policy. Our Adviser will be responsible for determining if we will participate in deal flow generated by our Sponsor. Our Adviser intends to take advantage of the significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment monitoring capabilities of our Sponsor's senior investment team.

Senior Investment Team

        Our Adviser's senior investment team is led by our Sponsor's co-founders, James P. Labe and Sajal K. Srivastava, who are highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company's lifecycle and have developed long-standing relationships with, and have an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner. Our Adviser's co-founders have worked together for more than 14 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high growth industries as well as in venture capital, private equity and credit. Our Adviser's senior investment team has an average of more than 14 years of relevant experience and an extensive network of industry contacts and venture capital relationships. Since the launch of our Sponsor's global investment platform in 2006 through December 31, 2013, our Adviser's senior investment team has committed and funded approximately $2.3 billion and $1.5 billion, respectively, of capital to more than 355 companies, generating more than $415.3 million of cumulative total investment income and $81.4 million of cumulative net realized warrant and equity gains (excluding potential gains relating to $18.3 million of publicly traded securities held as of December 31, 2013) while incurring less than $42.1 million of cumulative net realized credit losses. Of the $2.3 billion of committed capital, approximately $776.7 million of debt financing was committed to 40 venture growth stage companies and of the $1.5 billion of funded capital, approximately $470.3 million of debt financing was funded to 35 venture growth stage companies. Our Sponsor has not realized any credit losses with respect to its venture growth stage loans. There can be no assurance that our Initial Portfolio or assets otherwise obtained by us in the future will perform as our Sponsor's assets have performed historically.

        James P. Labe, our Chief Executive Officer and Chairman of the Board, is a pioneer of the venture capital lending and leasing segment of the commercial finance industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 25 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. Mr. Labe has served as a voting member of our Sponsor's Investment Committee and has led and overseen our Sponsor's investment originations and venture capital relationship management efforts since its inception.

        Sajal K. Srivastava, our Chief Investment Officer and President, contributes strong investment and operating leadership experience along with a venture lending, leasing and technology finance background. Since its inception, Mr. Srivastava has served as a voting member of our Sponsor's Investment Committee and has led and overseen our Sponsor's investment analysis, account servicing, portfolio monitoring, legal and finance groups. Prior to co-founding our Sponsor, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he structured, negotiated and managed over $200 million of transactions and also managed the diligence and credit analysis team.

Our Adviser

        Our investment activities will be managed by our Adviser, which is registered as an investment adviser under the Advisers Act and is a subsidiary of our Sponsor. Our Adviser will be responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and diligencing our investments and monitoring our investment portfolio on an ongoing basis. Our Adviser was organized in August 2013 and, pursuant to the Investment Advisory Agreement, we will pay our Adviser a base management fee and an incentive fee for its services. Our Adviser has retained Mr. Carl M. Rizzo to act as our Chief Compliance Officer under the terms of an agreement between our Adviser and Alaric Compliance Services LLC. For information regarding our Adviser, see "Fees and Expenses," "Management Agreements—Investment Advisory Agreement" and "Related Party Transactions and Certain Relationships—Investment Advisory Agreement."

Our Administrator

        Our administrative functions will be provided by our Administrator. Our Administrator will be responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Pursuant to the Administration Agreement, we will pay our Administrator an amount equal to our allocable portion (subject to the review of our Board) of our Administrator's overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. For information regarding our Administrator, see "Fees and Expenses," "Management Agreements—Administration Agreement" and "Related Party Transactions and Certain Relationships—Administration Agreement."

Our Initial Portfolio

        Shortly prior to the time we elect to be regulated as a BDC, we intend to acquire from our Sponsor and VG1 a select portfolio of investments in venture growth stage companies originated through our Sponsor consisting of funded debt and direct equity investments, future funding obligations and warrants associated with both the funded debt investments and future funding obligations. Our Initial Portfolio includes 23 secured loans with an aggregate outstanding principal amount of approximately $119.2 million with a weighted average loan-to-enterprise value of approximately 5.8%, two direct equity investments and warrants to purchase shares in 15 portfolio companies, which includes the investments listed below and the investments described under "Business—Recent Developments—Portfolio Updates." The valuation of our Initial Portfolio will be conducted by our Board in consultation with our Adviser. All of our funded debt investments have our Sponsor's top two internal risk ratings of Clear (1) or White (2). For information regarding our Adviser's internal risk-rating methodology, see "—Investment Monitoring and Portfolio Management." The investments comprising our Initial Portfolio are similar to the type of investments we plan to originate. Our Adviser, together with our Board, selected these investments for our Initial Portfolio based upon our defined investment objective, expected available capital following this offering, amount and type of unfunded obligations associated with each investment, and the investment requirements set forth under the 1940 Act or otherwise imposed by applicable laws, rules, regulations or interpretations. VG1 employed the same underwriting criteria in acquiring our Initial Portfolio as we expect to utilize in acquiring future assets and as described elsewhere in this prospectus; however, we can provide no assurances that our Initial Portfolio or the assets retained by our Sponsor, VG1 or other affiliates of our Sponsor will continue to perform as they have historically. We have engaged an independent third-party valuation firm to assist us in determining the fair value of the investments that comprise our Initial Portfolio. Our Adviser will provide the valuation firm with detailed information on each investment, including proposed prices for each investment in our Initial Portfolio that it believes represents fair value. The valuation firm will conduct a valuation on each asset in our Initial Portfolio to determine whether the prices proposed by our Adviser for such assets are reasonable. The valuation firm will then provide our Board with a report regarding the fair value of each of these investments, including each warrant position, based upon the most current information available on or about the date we acquire these assets. We expect our Board will also utilize the services of an independent valuation firm to review the fair value determination of any loans or securities acquired by our Adviser in the future. However, our Board does not intend to have de minimis investments of less than 1% of our gross assets (up to an aggregate of 10% of our gross assets) independently reviewed. The Board, however, may request at its discretion to have such investments valued by an independent valuation firm.

        The following table shows the composition of the secured loans in our expected Initial Portfolio as of February 3, 2014:

Venture Growth Stage Company(1)(2)	Industry	Type of Investment(3)(4)(5)	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments(6)
Aerohive Networks, Inc.	Wireless Communications Equipment	Growth Capital Loan (9.75% interest rate, 6.00% EOT payment)	$2,500,000	$2,488,752	$2,500,000	12/31/2015
		Growth Capital Loan (10.75% interest rate, 6.75% EOT payment)	7,500,000	7,435,473	7,500,000	12/31/2017

Aerohive Networks, Inc. Total				9,924,225	10,000,000

AirStrip Technologies, Inc.	Medical Software and Information Services	Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	5,000,000	5,018,800	5,025,000	10/31/2016
Birchbox, Inc.	E-Commerce—Personal Goods	Growth Capital Loan (10.75% interest rate, 8.00% EOT payment)	2,000,000	1,953,614	1,950,000	5/31/2017
		Growth Capital Loan (10.75% interest rate, 8.00% EOT payment)	3,000,000	2,912,358	2,925,000	6/30/2017

Birchbox, Inc. Total				4,865,972	4,875,000

Venture Growth Stage Company(1)(2)	Industry	Type of Investment(3)(4)(5)	Outstanding Principal	Cost	Fair Value	Maturity Date
Coraid, Inc.	Data Storage	Growth Capital Loan (10.00% interest rate, 6.00% EOT payment)	$5,000,000	$4,912,218	$4,925,000	12/31/2016
Harvest Power, Inc.	Biofuels/Biomass	Growth Capital Loan (12.00% interest rate, 9.00% EOT payment)	20,000,000	20,040,911	20,200,000	11/30/2016
Hayneedle, Inc.	E-Commerce—Household Goods	Growth Capital Loan (12.50% interest rate, 12.00% EOT payment)	15,000,000	14,751,108	14,737,500	8/31/2017
		Growth Capital Loan (12.75% interest rate, 16.00% EOT payment)	5,000,000	4,876,240	4,862,500	12/31/2017

Hayneedle, Inc. Total				19,627,348	19,600,000

Lattice Engines, Inc.	Business Applications Software	Growth Capital Loan (8.50% interest rate, 8.00% EOT payment)	5,000,000	5,007,272	5,025,000	12/31/2016
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	1,000,000	1,010,188	1,012,500	6/30/2016
		Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	2,000,000	2,014,421	2,020,000	7/31/2016
		Growth Capital Loan (12.00% interest rate, 10.50% EOT payment)	2,000,000	1,989,081	1,990,000	8/31/2017
		Growth Capital Loan (12.00% interest rate, 11.00% EOT payment)	5,000,000	4,936,824	4,937,500	11/30/2017
		Equipment Financing(7)(8) (7.50% interest rate, 15.00% EOT payment)	890,348	884,029	908,946	8/31/2016
		Equipment Financing(7) (7.50% interest rate, 15.00% EOT payment)	298,162	296,919	303,308	10/31/2016

ModCloth, Inc. Total				11,131,462	11,172,254

Virtual Instruments, Inc.	Network Systems Management Software	Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000,000	4,918,289	4,925,000	12/31/2016
		Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000,000	4,905,381	4,900,000	1/31/2017

Virtual Instruments, Inc. Total				9,823,670	9,825,000

Xirrus, Inc.	Wireless Communications Equipment	Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	3,000,000	2,986,783	3,000,000	6/30/2016
		Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	5,000,000	4,972,843	5,000,000	12/31/2016

Xirrus, Inc. Total				7,959,626	8,000,000

Total Debt Investments			$99,188,510	$98,311,504	$98,647,254

        The following table shows certain information regarding the equity and warrant investments in our expected Initial Portfolio as of February 3, 2014:

Venture Growth Stage Company(1)(2)	Industry	Type of Investment(3)	Shares	Cost	Fair Value
Warrant Investments(9)
Aerohive Networks, Inc.	Wireless Communications Equipment	Preferred Stock Warrants	84,983	$102,892	$152,843
AirStrip Technologies, Inc.	Medical Software and Information Services	Preferred Stock Warrants	20,708	83,743	74,547
Birchbox, Inc.	E-Commerce—Personal Goods	Preferred Stock Warrants	49,829	487,144	566,449
Coraid, Inc.	Data Storage	Preferred Stock Warrants	157,710	317,138	316,511
Harvest Power, Inc.	Biofuels/Biomass	Common Stock Warrants	67,935	82,881	77,446
Hayneedle, Inc.	E-Commerce—Household Goods	Common Stock Warrants	400,000	576,000	468,000
InMobi, Pte Ltd(7)	Advertising / Marketing	Common Stock Warrants	35,000	26,250	27,300
Inspirato, LLC	Travel and Leisure	Preferred Stock Warrants	1,994	45,742	36,848
Lattice Engines, Inc.	Business Applications Software	Preferred Stock Warrants	127,957	16,937	25,898
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Common Stock Warrants	190,448	194,593	247,582
Nutanix, Inc.	Database Software	Preferred Stock Warrants	45,000	64,450	77,401
One Kings Lane, Inc.	E-Commerce—Household Goods	Preferred Stock Warrants	13,635	8,034	28,970
Virtual Instruments, Inc.	Network Systems Management Software	Preferred Stock Warrants	694,788	500,942	611,761
Xirrus, Inc.	Wireless Communications Equipment	Preferred Stock Warrants	1,329,004	82,045	197,709

Total Warrant Investments				$2,588,791	$2,909,265

Equity Investments
MongoDB, Inc.	Software Development Tools	Common Stock(10)	74,742	999,996	999,996
Nutanix, Inc.	Database Software	Preferred Stock(10)	137,202	999,997	999,997

Total Equity Investments				$1,999,993	$1,999,993

Total Portfolio Investments				$102,900,288	$103,556,512

(1)
All of our investments are in entities which are domiciled in the United States and/or have a principal place of business in the United States.

(2)
Unless otherwise noted, all of our assets are expected to be pledged as collateral as part of the Bridge Facility and as part of the Credit Facility.

(3)
No investment represents a 5% or greater interest in any outstanding class of voting security of the portfolio company.

(4)
Interest rate is the annual interest rate on the debt investment and does not include any original issue discount, the end-of-term payment or any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees.

(5)
Our end-of-term payments for purposes of this chart, are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. We accrue interest during the life of the loan on the end-of-term payment but do not receive the cash income until it is actually paid. Therefore a portion of our incentive fee is based on income that we have not yet received in cash.

(6)
None of the portfolio companies have (i) been in payment default, (ii) extended the original maturity of its loan, (iii) converted from cash pay interest to PIK interest or (iv) entered into a material amendment to its loan agreement related to deteriorating financial performance.

(7)
Investment is not a qualifying asset under Section 55(a) of the 1940 Act.

(8)
At the end of the term of this equipment financing, the obligor has the option to purchase the underlying assets at fair market value subject to a cap, return the equipment or continue to finance the assets. Our Adviser's senior investment team has estimated fair market value as a percentage of original cost for purposes of the end-of-term payment column value.

(9)
Warrants are associated with funded debt instruments as well as certain commitments to provide future funding against certain assigned debt financing contracts.

(10)
Not expected to be pledged as collateral as part of the Credit Facility.

        The following table shows the debt commitment and corresponding funded amounts and unfunded obligations in our expected Initial Portfolio as of February 3, 2014:

Venture Growth Stage Company	Debt Commitment Amount	Funded Amount	Unfunded Obligation(1)
Aerohive Networks, Inc.	$20,000,000	$10,000,000	$10,000,000
AirStrip Technologies, Inc.	15,000,000	5,000,000	10,000,000
Birchbox, Inc.	17,000,000	5,000,000	12,000,000
Coraid, Inc.	15,000,000	5,000,000	10,000,000
Harvest Power, Inc.	20,000,000	20,000,000	—
Hayneedle, Inc.	20,000,000	20,000,000	—
InMobi, Inc.(2)	25,000,000	—	25,000,000
Inspirato LLC	15,000,000	—	15,000,000
Lattice Engines, Inc.	10,000,000	5,000,000	5,000,000
ModCloth, Inc.	20,000,000	11,239,087	8,760,913
Nutanix, Inc.	20,000,000	—	20,000,000
One Kings Lane, Inc.	10,000,000	—	10,000,000
Virtual Instruments, Inc.	22,500,000	10,000,000	12,500,000
Xirrus, Inc.	13,000,000	8,000,000	5,000,000

Total	$242,500,000	$99,239,087	$143,260,913

(1)
The fair value of the unfunded obligation is equal to the fees and/or warrants received in connection with entering into the loan agreement taking into account the remaining term of the agreement and the borrower's credit profile. As of February 3, 2014, the fair value for these unfunded obligations was approximately $1,014,128.

(2)
Investment is not a qualifying asset under Section 55(a) of the 1940 Act.

        We cannot assure you that any of these unfunded obligations will be drawn by the venture growth stage companies nor can we control when they may request such draws, if any.

        The weighted average yield of our expected Initial Portfolio is 14.3%, of which approximately 11.1% is current cash interest, with a weighted average remaining term of 3.1 years.

Recent Developments

Portfolio Updates

        Subsequent to February 3, 2014, the following growth capital loan commitments were entered into by our Sponsor and the following loans were funded by VG1. Our Sponsor and VG1 intend to sell or assign these commitments and sell these loans and warrants to us as part of our expected Initial Portfolio.

        On February 10, 2014, VG1 funded $5,000,000 of the growth capital loan commitment to ModCloth, Inc., with a note with a 12% cash interest rate, a 11.5% end-of-term payment and a maturity date of February 28, 2018, thereby reducing our Sponsor's total unfunded obligation to ModCloth, Inc. to $3,760,913. As part of the funding, our Sponsor received an additional 102,732 common stock warrants.

        On February 13, 2014, VG1 funded $5,000,000 of the growth capital loan commitment to Virtual Instruments, Inc., with a note with a 9.5% cash interest rate, a 9.25% end-of-term payment, and a maturity date of February 28, 2017, thereby reducing our Sponsor's total unfunded obligation to Virtual Instruments, Inc. to $7,500,000.

        On February 18, 2014, our Sponsor entered into a $40,000,000 growth capital loan commitment with EndoChoice, Inc., a medical device and equipment company, and received 947,508 class A unit warrants. On February 18, 2014, VG1 funded $20,000,000 of the growth capital loan commitment with two notes, each with a 11.75% cash interest rate, an 8.00% end-of-term payment and a maturity date of February 28, 2017, thereby reducing our Sponsor's total unfunded obligation to EndoChoice, Inc. to $20,000,000. Our Sponsor intends to sell one $10,000,000 growth capital loan note and 315,836 of class A unit warrants to us as well as assign to us all of the remaining unfunded obligation and an additional 315,836 of class A units warrants.

        As a result of the changes noted above, our Initial Portfolio consists of 23 secured loans with an aggregate outstanding principal amount of approximately $119.2 million with a weighted average loan-to-enterprise value of approximately 5.8%, two direct equity investments and warrants to purchase shares in 15 portfolio companies and remaining funding obligations of approximately $153.3 million.

        Following the changes noted above, the composition of the debt investments in our expected Initial Portfolio based upon outstanding principal balance is as follows:

By Loan Type	By Industry

Other

        We expect that Mr. Harold F. Zagunis, who recently joined our Sponsor as its Chief Financial Officer, will join us as our Chief Financial Officer shortly following the completion of this offering. For information regarding Mr. Zagunis, see "Management—Biographical Information—Executive Officers Who Are Not Directors."

Current Investment Pipeline

        In addition to our unfunded obligations described above, we expect to assume from our Sponsor non-binding term sheets that have been entered into with two venture growth stage companies for an aggregate value of approximately $25 million. These non-binding term sheets represent additional potential investment opportunities for us. We cannot assure you that we will close on all or any of these investment opportunities. Our Adviser's professionals are in various stages of reviewing and evaluating other debt financing opportunities with other prospective borrowers. We cannot assure you that these opportunities will successfully pass through our investment selection process, we will be awarded such opportunities or these investment opportunities will pass our diligence process.

Investment Strategy

Overview

        Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation. We intend to pursue our investment objective by relying on a core investment philosophy described as the "Four Rs." The Four Rs stand for:

  •
  Relationships—We seek to develop and maintain deep, longstanding and mutually beneficial relationships with our Sponsor's select group of leading venture capital investors, borrowers and entrepreneurs.

  •
  Reputation—We seek to preserve and extend the strong reputation of our Sponsor's brand and franchise as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service when interacting with venture capital investors, borrowers and entrepreneurs and when originating, structuring, underwriting and monitoring our investments.

  •
  References—We seek to make every venture capital investor, borrower and entrepreneur with whom we work a reference so that they not only work with us again but encourage others to work with us also. We believe that receiving referrals from our Sponsor's select group of leading venture capital investors, borrowers and entrepreneurs will be a critical part of our investment origination process and will differentiate us from other lenders.

  •
  Returns—We expect that by focusing on relationships, reputation and references, in addition to utilizing our specialized and established credit and monitoring process, we will generate attractive risk-adjusted returns over the long-term.

        We intend to invest primarily in (i) growth capital loans that have a secured collateral position and that are used by venture growth stage companies to finance their continued expansion and growth, (ii) equipment financings, which may be structured as loans or leases, that have a secured collateral position on specified mission-critical equipment, (iii) on a select basis, revolving loans that have a secured collateral position and that are used by venture growth stage companies to advance against inventory, components, accounts receivable, contractual or future billings, bookings, revenues, sales or cash payments and collections including proceeds from a sale, financing or equivalent and (iv) direct equity investments in venture growth stage companies. In connection with our growth capital loans, equipment financings and revolving loans, we generally expect to receive warrants that allow us to participate in any equity appreciation of our borrowers and enhance our overall investment returns.

        We believe that our relationship-based approach to investing, which leverages our Adviser's senior investment team's expertise in developing strong relationships with venture capital investors and venture capital-backed companies, understanding the capital needs of a venture growth stage company, and structuring and customizing attractive financing solutions to meet the financing needs throughout a company's growth stage, will enable us to identify, attract and proactively capitalize on venture growth stage companies' debt needs as they grow and become successful enterprises.

Target Venture Growth Stage Companies

        We primarily expect to target investment opportunities in venture growth stage companies backed by venture capital investors. However, having backing from a venture capital investor does not guarantee financing from us. Prospective borrowers must further qualify based on our Adviser's rigorous and established investment selection and underwriting criteria and generally will have many of the following characteristics:

  •
  financing from a member of our Sponsor's select group of leading venture capital investors with whom our Sponsor has an established history of providing secured loans alongside equity investments made by these venture capital investors;

  •
  focused in technology, life sciences or other high growth industries and targeting an industry segment with a large and/or growing market opportunity;

  •
  completion of their primary technology and product development;

  •
  meaningful customer sales, commitments or orders and have generated or we believe are reasonably expected to generate within the current fiscal year or on an annualized run rate at least $20 million in revenues and a strong outlook for continued and/or potentially rapid revenue growth;

  •
  a leadership position in its market (or the potential to establish a leadership position) with potential and/or defensible barriers to entry;

  •
  an experienced and relatively complete senior management team with a successful track record;

  •
  support from existing venture capital investors in the form of meaningful invested equity capital relative to our investment amount and/or reserved capital or willingness to invest additional capital as needed;

  •
  strong likelihood of raising additional equity capital or achieving an exit in the form of an IPO or sale based on our determination;

  •
  differentiated products, unique technology, proprietary intellectual property, and/or positive clinical results that may have intrinsic value on a stand-alone and/or liquidation basis;

  •
  meaningful enterprise value relative to the size of our investment as indicated by a recent equity round valuation or as determined by a third-party with, in our Adviser's senior investment team's opinion, the potential for upside;

  •
  a balanced current financial condition typically with 12 months or more of operating cash runway based on its projected cash burn and/or a path to profitability typically over a three to five year period from the date of our investment; and

  •
  upcoming strategic and potential enterprise valuation-accreting business milestones that our investment can help provide operating cash runway for the company to achieve.

        For many venture capital-backed companies, we believe that the venture growth stage is generally the point in their lifecycle at which they begin operational and financial preparations for a liquidity event, such as an initial public offering or private sale. For detailed information regarding the characteristics of venture growth stage companies we are targeting, see "Business—Market Opportunity—Stages of Venture Capital-backed Companies and the Appeal of Venture Growth Stage Companies." We believe these investments will provide us with a stable, fixed-income revenue stream along with the potential for equity-related gains on a risk-adjusted basis. We may invest opportunistically in venture capital-backed companies at other lifecycle stages of development when our Adviser's senior investment team believes that they present an attractive investment opportunity for us, subject to our compliance with applicable requirements under the 1940 Act.

        We believe that the profiles of the venture growth stage companies that we target mitigate our risk because we expect these companies typically have several options to repay our debt financing through:

  •
  cash flow either from achieving the strong and rapid revenue and profitability plans targeted at the time of our underwriting or in a downside risk scenario from reducing growth and associated operating expenses;

  •
  receiving additional cash from new equity investors based on the progress and development made by the company and their outlook for growth or in a downside risk scenario from existing equity investors to avoid them from otherwise losing all of their invested capital given our ability to foreclose on our collateral;

  •
  receiving acquisition offers from strategic or other financial investors or undertaking an initial public offering, given their large and growing market opportunities, the stage of development of their underlying technology and products and their financial profile; or

  •
  in a worst case scenario, liquidating underlying assets including any proceeds from the sale of equipment, inventory, accounts receivable and/or intellectual property.

Invest with our Sponsor's Select Group of Leading Venture Capital Investors

        We generally expect to (i) benefit from the relationships developed by our Sponsor as part of its TriplePoint Lifespan Approach and (ii) target investment opportunities backed by a select group of leading venture capital investors with whom our Adviser's senior investment team has an established history of providing secured loans alongside equity investments made by these venture capital investors. We believe these well-recognized firms have consistently generated strong returns through superior selection processes and access to experienced entrepreneurs and quality investment opportunities based upon their strong reputations and track records, specialized knowledge and experienced investment professionals. As a result of this strategy, we will be able to focus and narrow our investment sourcing efforts to those investment opportunities backed by these leading venture capital investors with established track records targeting investments in Silicon Valley, Boston, Chicago, Los Angeles, New York City, Northern Virginia, San Diego, Seattle, the United Kingdom, Israel and other geographic areas of venture capital investments. We expect these relationships to serve as an important source of investment opportunity referrals for us. We will work with our select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong venture capital investor support, large market opportunities, innovative technology or intellectual property, potential for meaningful warrant and/or equity returns and sufficient cash reserves to complement a potential debt financing opportunity. These leading firms manage over $110 billion of capital and continue to raise additional funds to meet the growing investment opportunities for venture capital-backed companies. Since January 1, 2009, these leading firms have made over 3,400 venture capital investments, according to data provided to us by Dow Jones VentureSource.

Focus in Technology, Life Sciences and other High Growth Industries

        We generally expect to target technology, life sciences and other high growth industries and further specialize in subsectors within each of these industries including:

  •
  Technology—areas of focus include: big data, cloud computing, communications, consumer, data storage, electronics, energy efficiency, hardware, information services, internet and media, networking, semiconductors, software, software as a service, wireless communications and other technology related subsectors;

  •
  Life Sciences—areas of focus include: biotechnology, diagnostic testing and bioinformatics, drug delivery, drug discovery, healthcare information systems, healthcare services, medical, surgical and therapeutic devices, pharmaceuticals and other life science related subsectors; and

  •
  Other High Growth Industries—areas of focus vary depending upon our Adviser's investment strategy.

Our Adviser will seek to invest in those subsectors where our Adviser sees opportunities for innovation, globalization, demand and other drivers of change create significant business opportunities for venture growth stage companies with cutting edge technology, differentiated value propositions and sustainable competitive advantages. As a result, we believe that companies in these subsectors are more likely to attract significant investment from venture capital investors, private equity firms or strategic partners and are a more attractive candidate for a liquidity event than a company in a non-high growth industry.

Offer Creative Financing Solutions with Attractive Risk-Adjusted Pricing

        Debt financings for venture growth stage companies are extremely diverse with use of proceeds, repayment structures and value propositions varying considerably among different company types. Our debt financings are customized based on a host of factors, including our review, assessment and analysis of each company's management team, business outlook, underlying technology, support from its venture capital investors, products or services, current and future financial profile, intended use of our proceeds and anticipated payback structure, timing of a liquidity event and return potential. The diversity of debt financing possibilities requires prospective lenders to demonstrate a high degree of venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge, specialization, willingness to provide customized products and flexibility. We believe the members of our Adviser's senior investment team are uniquely situated given their extensive industry background, track record, knowledge and lending experience in the technology, life sciences and other high growth industries, as well as venture capital, private equity and credit, to analyze, structure and underwrite such debt financings. We believe that we have the ability to appropriately price the investment opportunities we originate based upon the debt structures we employ and the individual risk profiles of our borrowers to generate attractive risk-adjusted returns for us and our stockholders.

Generate Equity Upside over Time through Warrant and Equity Investments

        In connection with our secured loans, we generally expect to receive warrants to acquire preferred or common stock in a venture growth stage company with an exercise price typically equal to the same price per share paid by the company's venture capital investors in its last round of equity financing or a recent valuation of the venture growth stage company as determined by a third-party. We expect warrant coverage generally to range from 2% to 10% of the committed loan amount. The warrants we generally expect to obtain typically include a "cashless exercise" provision to allow us to exercise these rights without any additional cash investment. We also expect to generally receive the opportunity to invest equity directly in our venture growth stage companies. We believe that making equity investments and receiving warrants in venture growth stage companies with exit events on the horizon, such as an initial public offering or private sale, increases the likelihood of equity appreciation and enhanced investment returns. As a venture growth stage company's enterprise value changes we expect to recognize unrealized gains or losses from the fair value changes in our warrants and equity investments and in conjunction with either a sale of the company or in connection with or following an initial public offering, we expect to achieve additional investment returns and realized gains from the exercise of these warrants and the sale of the underlying stock.

Utilize a Disciplined Investment Process

        Our Adviser's senior investment team intends to build upon the more than 25 years of experience and expertise of Mr. Labe, one of our Sponsor's co-founders, and the track record developed by Messrs. Labe and Srivastava at our Sponsor since its inception for reviewing prospective borrowers and potential financings, structuring those financings and subsequently monitoring those that are pursued and made, through which our Adviser's senior investment team has succeeded in making profitable investments and minimizing credit losses. Additionally, we believe that the credit performance of our venture growth stage companies and the returns associated with lending to these companies will be enhanced through our Adviser's focus on originating investments primarily backed by our Sponsor's select group of leading venture capital investors and having an understanding of their outlook and/or support of our prospective and existing borrowers.

Employ Active Portfolio Management Processes

        Our Adviser will utilize an extensive internal credit tracking and monitoring approach to regularly follow a venture growth stage company's actual financial performance and achievement of business-related milestones to ensure that the internal risk rating assigned to each venture growth stage company investment is appropriate. This process has been refined and validated by Messrs. Labe and Srivastava, our Sponsor's co-founders, and the track record developed by our Sponsor since its inception and is based, in part, on its expertise, familiarity and deep understanding of the risk associated with investing in various stages of a venture capital-backed company's lifespan. The analysis focuses on both quantitative metrics, such as cash balance and cash burn, and our Adviser's qualitative assessment in various areas, such as the outlook for the borrower's industry segment, progress of product development, overall adherence to the business plan, financial condition, future growth potential and ability to raise additional equity capital. Our Adviser will maintain dialogue and contact with our borrowers' management teams to discuss, among other topics, business progress, cash flow, financial condition and capital structure issues. Our Adviser will also typically engage in dialogue with the venture capital investors in our borrowers to understand and assess the company's progress and development and the venture capital investor's outlook and/or level of support for our borrower and in conjunction with the Four Rs, our core investment philosophy, will determine the appropriate course of action for borrowers on our Credit Watch List.

Market Opportunity

        We believe that the current and near-term market environment is favorable for us to pursue an investment strategy focused primarily in venture growth stage companies in technology, life sciences and other high growth industries, with a primary focus on companies that have received investment capital from our Sponsor's select group of leading venture capital investors. Our Sponsor has an established history of investing in companies in which these leading venture capital investors have previously invested.

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  Stages of Venture Capital-backed Companies and the Appeal of Venture Growth Stage Companies.  We categorize venture capital-backed companies into the following five lifecycle stages of development:

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    Seed Stage—Seed stage companies are true "start-ups" and may be in a purely conceptual phase where product development has not yet begun. These companies are typically funded by angel and seed investors and may have received small investments from venture capital investors to fund operations.

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    Early Stage—Early stage companies are typically actively building their management teams and designing and developing products, some of which may be in beta tests with potential customers or in initial clinical trials. These companies typically have received one or more rounds of equity financing from one or more venture capital investors. Early stage venture capital-backed companies typically rely on additional equity capital from venture capital investors to fund operations. Some of these companies may have begun to generate revenues.

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    Later Stage—Later stage companies are typically finishing product development or transitioning beyond their initial beta customers and include companies that have passed through one or more phases or stages of a clinical trial or approval process. Typically, these companies generate some revenues and often have received several rounds of venture capital or private equity financing. Later stage venture capital-backed companies typically rely on additional equity capital from venture capital funds, private equity funds or strategic partners, as well as potentially third-party licensing revenue, to fund operations.

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    Venture Growth Stage—Venture growth stage companies are focused on broadly marketing their products, optimizing production capacity for existing products and expanding production capacity for newer or upcoming products. These companies generally have many, if not all, of the following characteristics: (i) venture capital equity financing; (ii) completion of their primary technology and product development; (iii) meaningful customer sales, commitments or orders and have generated or we believe are reasonably expected to generate within the current fiscal year at least $20 million in annual revenues; (iv) an experienced management team; and (v) proprietary intellectual property.

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    Public Stage—Public companies have shares publicly traded.

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  Attractive Financing Source for Venture Growth Stage Companies and Their Venture Capital Investors.  By using debt financing, a venture growth stage company can (i) diversify its funding sources; (ii) augment its existing capital base and operating capital; (iii) scale its business operations and accelerate growth; (iv) fund administrative expenses ahead of anticipated corresponding revenue; (v) expand its product offerings through internal development or acquisitions; (vi) lower the upfront costs of capital expenditures; (vii) build and/or expand its leadership positions within its markets; (viii) accelerate and/or smooth out the timing of cash collections; and (ix) delay and/or postpone the need for its next round of equity financing, in each case, extending its cash available to fund operations without incurring substantial equity dilution for its existing venture capital investors and management team during a critical time in its lifecycle when it is attempting to meaningfully build enterprise value.

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  Large and Growing Market for Debt Financing to Venture Capital-Backed Companies.  Historically, venture capital-backed companies, including venture growth stage companies, have used a combination of equity and debt financing to keep their overall cost of capital low and to increase capital availability. Venture lending and leasing is a large and growing market driven primarily by venture capital investment activity. According to the National Venture Capital Association, from January 1, 2009 through December 31, 2013, U.S. venture capital firms have raised nearly $85 billion. During the same time period, U.S. venture capital firms invested more than $130 billion of capital, which provides significant debt financing opportunities for us.

    The following chart illustrates U.S. venture capital firm fund raising, by total dollar amount and number of funds.

    Source: Thomson Reuters & National Venture Capital Association

    The following chart illustrates the total number of U.S. venture capital investments, by the number of deals, and the total dollar amount invested in those deals during the respective time period.

    Source: Thomson Reuters & National Venture Capital Association

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  Venture Capital Support Helps to Reduce Downside Risk.  In many cases, venture capital-backed companies raise debt in conjunction with, or immediately after, a substantial venture capital investment in the company. This equity investment supports the secured loan by providing a source of cash to help service the company's debt obligations in addition to potential cash flow from revenues. In addition, because the loan ranks senior in priority of payment to the equity investment, the company must repay that loan before the venture capital investor realizes a return on its equity investment. If the company subsequently becomes distressed, its venture capital investor will likely have an incentive to assist it in avoiding a payment default, which could lead to foreclosure on the secured assets.

    In addition, we believe that the structure of debt financing to venture capital-backed companies generally provides (i) collateral to the lender against the downside risk of loss; (ii) return of capital to the lender in a relatively short timeframe compared to an equity investment; and (iii) a senior position in the capital structure compared to an equity investor. Further, debt financing to venture capital-backed companies does not require a liquidity event such as an initial public offering or private sale in order for the lender to realize a return. We believe that the support of venture capital investors increases the likelihood that a debt financing will be repaid in full because such investor will be incentivized to avoid a secured loan payment default.

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  Longer Timing from Initial Investment to Exit Through an Initial Public Offering or Private Sale.  As initial public offering and private sale activity continues to rebound from the recession lows, venture capital-backed companies continue to raise more capital across their lifecycles. In the current market environment, we believe that successful venture growth stage candidates for initial public offerings and private sale exits increasingly require more time to achieve revenue targets, product validation and profitability. These longer timeframes put additional strain on venture capital-backed company balance sheets, leading to the need for additional financing in order to meet the desired exit opportunity criteria. For example, according to the National Venture Capital Association's 2013 Yearbook, in 1998, the average age of a U.S. venture capital-backed company prior to its initial public offering was approximately three years; that number has steadily increased to eight years in 2012, thus increasing the need for additional funding. We expect venture growth stage companies and their venture capital investors will continue to consider debt financing as an attractive source of capital because it augments the capital provided by venture capital investors. Additionally, we believe debt financing provides both venture growth stage companies and their venture capital investors with opportunities to diversify their capital sources, supports a higher valuation through internal growth and provides capital needed to grow during an extended period prior to a liquidity event.

    The following chart illustrates the average number of years it took a U.S. venture growth stage company to complete an initial public offering from 1998 through 2012.

    Source: Thomson Reuters & National Venture Capital Association

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  Highly Fragmented, Underserved Market with High Barriers to Entry.  The market for debt financing for venture growth stage companies is less developed given the nontraditional financial profile of borrowers, the nature of their collateral and their unique cash flow characteristics. Debt financing for venture growth stage companies is particularly heterogeneous—the types, structures and sizes of debt financings often vary significantly depending on a particular company's industry and its current or near-term level of development. The availability of debt financing for venture capital-backed companies is further limited by factors such as the brand, reputation and market acceptance, industry relationships, track record, and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies.

    This market has generally been underserved by traditional lending sources, such as commercial banks and finance firms, and existing providers of debt financing to venture capital-backed companies. Traditional lenders prefer to lend to large, established businesses with traditional credit profiles, including profitability, but more importantly, traditional lenders typically have difficulty and lack experience in assessing venture capital backed-companies and are reluctant to underwrite the risk associated with venture capital-backed companies, especially given regulatory restrictions. Accordingly, we have observed that venture-oriented banks tend to be the primary form of traditional lenders participating in the market for venture growth stage companies and that they generally focus on providing lower risk and lower return financings which tend to require and impose many restrictive covenants and conditions on borrowers, such as limitations on cash outflows and borrowing formulas and requiring a significant depository relationship to facilitate rapid liquidation. As a comparison, according to Thomson Reuters, middle market lenders generally receive all-in yields ranging from 6% to 10% for their first and second lien financings and have debt-to-EBITDA ratios generally ranging from 3.9x to 5.2x. We believe we complement the venture-oriented banks with our growth capital loans and equipment financings. While our revolving loans resemble those of the venture-oriented banks, our loans tend to be less restrictive and limiting and are intended to be financed out by a loan from a venture-oriented bank after we have established payment and operational history with our borrower. In certain cases, we may collaborate with a venture-oriented bank to provide a joint debt financing solution consisting of a revolving loan from the bank and a growth capital loan from us.

    There are a limited number of existing providers of debt financing in the venture growth market today. We believe that most existing debt providers to venture capital-backed companies do not regularly or actively participate in venture growth stage lending due to their reluctance to underwrite the large financings required by venture growth stage companies, as well as the desire of these providers to structure deals with lower current return but with the potential for significantly higher equity upside through warrants by lending to companies with lower valuations than would be possible in the venture growth stage lending market. As a result, we believe existing providers of debt financing tend to focus on seed, early and late stage venture capital-backed companies instead of venture growth stage companies.

Competitive Strengths

Experienced Senior Investment Team

        Our Adviser's senior investment team is highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company's lifecycle and has developed long-standing relationships with, and has an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner. Since the launch of our Sponsor's global investment platform in 2006 through December 31, 2013, our Adviser's senior investment team has committed and funded approximately $2.3 billion and $1.5 billion, respectively, of capital to more than 355 companies, generating more than $415.3 million of cumulative total investment income and $81.4 million of cumulative net realized warrant and equity gains (excluding potential gains relating to $18.3 million of publicly traded securities held as of December 31, 2013) while incurring less than $42.1 million of cumulative net realized credit losses. Of the $2.3 billion of committed capital, approximately $776.7 million of debt financing was committed to 40 venture growth stage companies and of the $1.5 billion of funded capital, approximately $470.3 million of debt financing was funded to 35 venture growth stage companies. Our Sponsor has not realized any credit losses with respect to its venture growth stage loans. There can be no assurance that our Initial Portfolio or assets otherwise obtained by us in the future will perform as our Sponsor's assets have performed historically. Our Adviser's co-founders have worked together for more than 14 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high growth industries as well as in venture capital, private equity and credit. Our Adviser's senior investment team has an average of more than 14 years of relevant experience and an extensive network of industry contacts and venture capital relationships. James P. Labe, our Chief Executive Officer and Chairman of the Board, is a pioneer of the venture capital lending and leasing segment of the commercial finance industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 25 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. In addition, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he structured, negotiated and managed over $200 million of transactions and also managed the diligence and credit analysis team and has led and overseen our Sponsor's investment analysis, account servicing, portfolio monitoring, legal and finance groups since its inception.

Established Platform with Strong Direct Origination Capabilities

        Our Sponsor is a widely recognized leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan, including venture growth stage companies. We were organized by our Sponsor to expand its investment platform and serve as its publicly traded vehicle primarily focused in the venture growth stage of a venture capital-backed company's lifecycle in order to serve the large and growing needs of these companies given their unique risk-return profile. We expect that we will (i) benefit from the relationships developed by our Sponsor as part of its TriplePoint Lifespan Approach and (ii) typically source investment opportunities with our Sponsor's select group of leading venture capital investors or directly from prospective venture growth stage companies who are seeking debt financing and are attracted by our Sponsor's reputation and extensive track record in the venture growth stage debt market. Additional origination sources for our Adviser include its senior investment team's extensive network of individuals associated with current and former venture growth stage companies, financial advisers, commercial and investment banks, accounting firms, and law firms.

Brand Name Reputation with a Long-Term Investment Outlook

        We expect to benefit from the brand name reputation, established track record, significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment and other monitoring capabilities of our Adviser's senior investment team. We believe that the Four Rs, our Sponsor's core investment philosophy, enables us to continue to grow our brand name reputation and differentiate us from our competitors as it is reflective of our long-term approach to our business. By taking a long-term approach to our business, we expect to be highly selective in the transactions we pursue, work with proven and successful venture capital investors, take a disciplined and thorough approach to analyzing, structuring and underwriting our investment opportunities such that they are mutually beneficial to us and our customers, and to proactively monitor our investments. We believe that existing customers, prospective customers and venture capital investors will appreciate and value our reputation and our long-term outlook when selecting a debt financing partner resulting in beneficial deal flow and potential for better long-term investment returns, while further enhancing our brand, relationships and competitive differentiation.

Differentiated Focus

        We believe there are a limited number of lenders that focus on providing debt financing to venture growth stage companies due to the brand, reputation and market acceptance, industry relationships, track record, and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies. Additionally, many existing debt providers to venture capital-backed companies target specific high growth industry segments, such as life sciences, instead of our general high growth industry approach, while others target specific stages of development, such as lending to companies that are in the seed, early or later stages of development rather than companies in the venture growth stage. In addition, we believe that most existing non-traditional debt providers do not regularly or actively participate in venture growth stage lending due to their reluctance to underwrite the large financings required by venture growth stage companies, as well as the desire of these providers to structure deals with significantly higher equity upside through warrants than would be possible in the venture growth stage lending market. We believe that our focus primarily on venture growth stage companies will enable us to generate current income with a lower risk of loss, along with the potential for equity-related gains, due to the revenue profile, product validation, customer traction, intellectual property, enterprise value, financial condition and equity capital base of the companies we expect to target.

Strong Relationship-Based Approach with Leading Venture Capital Investors

        Our Adviser will utilize a relationship-based lending strategy which primarily targets investment opportunities backed by our Sponsor's select group of leading venture capital investors with established track records targeting investments in Silicon Valley, Boston, Chicago, Los Angeles, New York City, Northern Virginia, San Diego, Seattle, the United Kingdom, Israel and other geographic areas of venture capital investments. We believe these investors have consistently generated strong returns through superior selection processes and access to experienced entrepreneurs and quality investment opportunities based upon strong reputations, specialized knowledge and experienced investment professionals. We believe our Sponsor's select group of leading venture capital investors is able to raise additional funds to invest in new companies which will drive greater additional future debt financing opportunities for us. According to data provided to us by Dow Jones VentureSource, these leading investors manage over $110 billion of capital and have made over 3,400 investments since January 1, 2009. Our Adviser's senior investment team, with an established history as a creative, flexible and dependable financing partner, will work with venture capital investors to (i) identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong venture capital investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms and (ii) diligently monitor the progress and creditworthiness of our borrowers as well as have an understanding of their support of our borrowers.

Investment Structure

        We expect to offer a full range of creative, flexible and customized secured financing products. While each product is different, an illustration of the usual timing for a product's initial facility fee, interest and principal payments, end-of-term payments and warrant and/or equity sale proceeds, if any, is set forth below:

        Although the general components for each type of our debt financing products will be substantially the same, we expect to select and customize the specific debt financing product on a case-by-case basis based on our Adviser's senior investment team's experience and their analysis of a prospective borrower, its financing needs and its intended use of the proceeds from our debt financing product. For example, the type of debt financing transaction, the total repayment period, the interest-only period, the amortization period, the collateral position, the warrant coverage and the overall yield-to-maturity may vary. We expect to make investments that our Adviser's senior investment team believes have a low probability of loss due to our expertise and the revenue profile, product validation, customer commitments, intellectual property, financial condition and enterprise value of the potential opportunity. Our debt financing products are typically structured as lines of credit, whereby a prospective borrower may be required to draw some of the commitment amount at close but may have up to 12 months from document execution to access the debt financing capital and in limited cases future advances may be subject to certain predetermined performance milestones.

Growth Capital Loans

        Key typical attributes of our growth capital loans include:

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  Size ranges from $5 million to $50 million. We generally target and balance our growth capital loan size to the total equity capital base, the current or near term enterprise value, revenue run rate and current and near team cash and liquidity profile of a prospective borrower;

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  Short total repayment periods: typically 36 to 60 months or less and provide for interest only or moderate loan amortization in the early period of the loan, with the majority of the amortization deferred until 24 to 48 months after the loan's funding date or a large lump sum payment on its maturity;

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  Unlevered yield-to-maturity generally ranging from 10% to 18%, which may include current interest payments, upfront and facility fees, an end-of-term payment and/or a PIK interest payment. Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. A meaningful portion of the difference between our yield-to-maturity and the stated interest rate on the loan is recognized as non-cash income until it is paid;

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  Equity "kickers" in the form of warrants to acquire preferred or common stock in the prospective borrower that allow us to participate in any equity appreciation and enhance our overall returns;

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  Secured by a senior secured lien on all of the prospective borrower's assets including a pledge or negative pledge on its intellectual property. For certain prospective borrowers we will be the only form of secured debt (other than potentially specific equipment financing). Other prospective borrowers may also have a revolving loan, typically from a bank, to finance receivables, cash, billings, bookings or inventory, and the collateral for such financing may be the underlying financed asset, bank accounts and/or a senior lien in priority to our senior lien. In addition, there may be prospective borrowers that have a term loan facility, with or without an accompanying revolving loan, typically from a bank, that may be in priority to our senior lien; and

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  Limited and/or flexible covenant structures and with certain affirmative and negative covenants, default penalties, lien protection, investor abandonment provisions, material adverse change provisions, change-of-control provisions, restrictions on additional use of leverage, reimbursement for upfront and regular internal and third party expenses as well as prepayment penalties.

Equipment Financings

        Key typical attributes of our equipment financings include:

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  Size ranges from $5 million to $25 million. We generally target the size of our equipment financing to anticipate the capital equipment needs for a prospective borrower over a twelve month period balanced by the total equity capital base, the current or near term enterprise value, revenue run rate and current and near team cash and liquidity profile of a prospective borrower;

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  Short total repayment periods: typically 36 to 48 months or less and provide for short interest only periods followed by full amortization;

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  Structured as full payout loans or leases with either buyout provisions based on the fair market value of the financed equipment or a fixed end-of term payment;

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  Unlevered yield-to-maturity generally ranging from 10% to 15%, which may include current interest payments, upfront and facility fees, an end-of-term payment and/or a PIK interest payment. Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. The portion of our end-of-term payments which equal the difference between our yield-to-maturity and the stated interest rate on the loan are recognized as non-cash income until they are paid;

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  Equity "kickers" in the form of warrants to acquire preferred or common stock in the prospective borrower that allow us to participate in any equity appreciation and enhance our overall returns;

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  Secured solely by the underlying equipment being financed. We expect that much of the equipment financed by us will consist of standard, off-the-shelf equipment, such as computers, electronic test and measurement, telecommunications, laboratory equipment, manufacturing or production equipment. In certain cases, a portion of an equipment financing may finance customized equipment, software and/or expenses or soft-costs which may not have any substantial resale value; and

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  Limited and/or flexible covenant structures with certain affirmative and negative covenants, default penalties, lien protection, investor abandonment provisions, material adverse change provisions, change-of-control provisions, reimbursement for upfront and regular internal and third party expenses as well as prepayment penalties.

Revolving Loans

        On a select basis we may offer revolving loans. Key typical attributes of our revolving loans include:

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  Size ranges from $1 million to $25 million. We generally structure our revolving loans subject to an advance rate against the company's inventory, components, accounts receivable, contractual or future billings, bookings, revenues, sales or cash payments and collections including proceeds from a sale, financing or equivalent, that will serve as our sole or primary collateral in support of the repayment of such loans;

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  Short total repayment periods: typically 12 to 36 months or less and typically provide for interest only periods and/or moderate loan amortization in the early period of the loan, with the majority of the amortization deferred until 12 to 24 months after the loan's funding date or on its maturity date;

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  Unlevered yield-to-maturity generally ranging from 1% above the applicable prime rate to 10%, which may include current interest payments, upfront and facility fees, an end-of-term payment and/or a PIK interest payment. Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. The portion of our end-of-term payments which equal the difference between our yield-to-maturity and the stated interest rate on the loan are recognized as non-cash income until they are paid;

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  Equity "kickers" in the form of warrants to acquire preferred or common stock in the prospective borrower that allow us to participate in any equity appreciation and enhance our overall returns;

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  Secured by a senior secured lien on all of the prospective borrower's assets including a pledge or negative pledge on its intellectual property or on all of the specific assets financed specifically by the revolving loan such as the company's inventory, components, accounts receivable, contractual or future billings, bookings, revenues, sales or cash payments and collections including proceeds from a sale, financing or equivalent; and

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  Some financial covenants which may include advance rates, borrowing formulas, excess concentrations, cash requirements, business contracts or milestones along with certain affirmative and negative covenants, default penalties, lien protection, investor abandonment provisions, material adverse change provisions, change-of-control provisions, restrictions on additional use of leverage, reimbursement for upfront and regular internal and third party expenses as well as prepayment penalties.

Warrants

        In connection with our secured loans, we generally expect to receive warrants to acquire preferred or common stock in a venture growth stage company typically at the same price per share paid by the company's venture capital investors in its last round of equity financing, a recent valuation of the venture growth stage company as determined by a third-party or in its next round of equity financing. As a venture growth stage company's enterprise value changes we expect to recognize unrealized gains or losses from the fair value changes in our warrants and in conjunction with either a sale of the company or in connection with or following an initial public offering, we expect to achieve additional investment returns and realized gains from the exercise of these warrants and the sale of the underlying stock. Warrants granted in connection with our secured loans will typically be based on a percentage of the committed loan amount, are treated as OID and may be earned at document execution and/or as the loan is funded. We expect warrant coverage generally to range from 2% to 10% of the committed loan amount.

Direct Equity Investments

        In connection with our secured loans, we may obtain equity investment rights that allow us to invest in a venture growth stage company's current or next round of private equity financing on the same terms and conditions as the company's venture capital investors and/or other equity investors in the round. As a venture growth stage company's enterprise value changes we expect to recognize unrealized gains or losses from the fair value changes in our direct equity investments and in conjunction with either a sale of the company or in connection with or following an initial public offering, we expect to achieve additional investment returns and realized gains from the sale of the underlying stock. We expect these equity investment rights to typically range from $100,000 to $5 million in size (generally not exceeding 5% of the company's total equity), although we are under no obligation to make any such investment. Typically, these are passive investments (we do not take a board of director seat in the company) but can be strategically valuable and beneficial as an enhancement to our relationship with the venture growth stage company and to our economic return by generating meaningful return on capital committed.

Investment Criteria

        We expect our Adviser will (i) benefit from the relationships developed by our Sponsor as part of its TriplePoint Lifespan Approach and (ii) typically source investment opportunities with our Sponsor's select group of leading venture capital investors or directly from prospective borrowers who are seeking debt financing. Many of these prospective borrowers are attracted to our Sponsor's reputation, extensive track record in the venture growth stage debt market, Four Rs' core investment philosophy, and/or may have previously had a lending relationship with our Sponsor. Additional origination sources for our Adviser include an extensive network of strategic industry contacts, including former and current venture growth stage companies, financial advisers, commercial banks and accounting and law firms. Our Adviser also identifies companies with strong management teams and innovative technology to proactively generate debt financing opportunities.

        We primarily expect to target investment opportunities in venture growth stage companies backed by venture capital investors. However, having backing from a venture capital investor does not guarantee financing from us. Prospective borrowers must further qualify based on our Adviser's rigorous and established investment selection and underwriting criteria and generally will have many of the following characteristics:

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  financing from a member of our Sponsor's select group of leading venture capital investors with whom our Sponsor has an established history of providing secured loans alongside equity investments made by these venture capital investors;

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  focused in technology, life sciences or other high growth industries and targeting an industry segment with a large and/or growing market opportunity;

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  completion of their primary technology and product development;

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  meaningful customer sales, commitments or orders and have generated or we believe are reasonably expected to generate within the current fiscal year or on an annualized run rate at least $20 million in revenues and a strong outlook for continued and/or potentially rapid revenue growth;

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  a leadership position in its market (or the potential to establish a leadership position) with potential and/or defensible barriers to entry;

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  an experienced and relatively complete senior management team with a successful track record;

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  support from existing venture capital investors in the form of meaningful invested equity capital relative to our investment amount and/or reserved capital or willingness to invest additional capital as needed;

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  strong likelihood of raising additional equity capital or achieving an exit in the form of an IPO or sale based on our determination;

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  differentiated products, unique technology, proprietary intellectual property, and/or positive clinical results that may have intrinsic value on a stand-alone and/or liquidation basis;

  •
  meaningful enterprise value relative to the size of our investment as indicated by a recent equity round valuation or as determined by a third-party with, in our Adviser's senior investment team's opinion, the potential for upside;

  •
  a balanced current financial condition typically with 12 months or more of operating cash runway based on its projected cash burn and/or a path to profitability typically over a three to five year period from the date of our investment; and

  •
  upcoming strategic and potential enterprise valuation-accreting business milestones that our investment can help provide operating cash runway for the company to achieve.

        We will underwrite our transactions to ensure that our customers have a strategic and balanced intended use of our investment proceeds without us taking excessive risk and with a low likelihood of default. We believe that the profiles of the venture growth stage companies that we will target mitigate our risk because we expect these companies have several options to repay our debt financing through:

  •
  cash flow either from achieving the strong and rapid revenue and profitability plans targeted at the time of our underwriting or in a downside risk scenario from reducing growth and associated operating expenses;

  •
  receiving additional cash from new equity investors based on the progress and development made by the company and their outlook for growth or in a downside risk scenario from existing equity investors to avoid them from otherwise losing all of their invested capital given our ability to foreclose on our collateral;

  •
  receiving acquisition offers from strategic or other financials investors or undertaking an initial public offering, given their large and growing market opportunities, the stage of development of their underlying technology and products and their financial profile; or

  •
  in a worst case scenario, liquidating underlying assets including any proceeds from the sale of equipment, inventory, accounts receivable and/or intellectual property.

        Upon referral or contact, a prospective borrower will be added to our Adviser's on-line client management system and assigned to one of our Adviser's Originations professionals who becomes the prospective borrower's primary contact with us. The Originations professional will evaluate the prospective borrower in more depth to understand its debt financing needs and to determine whether or not it is qualified under our criteria. Upon initial screening, the Originations professional will generally meet with the prospective borrower and perform a preliminary investigation of the prospective borrower's management, operations and business outlook. The Originations professional will generally consult with, and gather information from, a wide variety of industry sources to assess the prospective borrower and its industry. In addition, the Originations professional may reach out to the prospective borrower's venture capital investors to understand the background of their investment in the company, their outlook for the company, the company's market and products, the company's goals and objectives associated with the proposed debt financing and the venture capital investor's level of support for the company. If the Originations professional is satisfied with the preliminary assessment of the prospective borrower's management, operations and business prospects, the Originations professional will submit an internal pre-screen memorandum of the proposed debt transaction to our Adviser's senior investment team for discussion and review, as well as for pricing and structuring guidance. Each potential investment opportunity that our Adviser's Originations professionals determine merits investment consideration will be presented and evaluated at a weekly meeting in which our Adviser's senior investment team discusses the merits and risks of a potential investment opportunity, as well as the due diligence process and the pricing and structure. If our Adviser's senior investment team believes an investment opportunity fits our investment profile, the Originations professional will submit a non-binding term sheet to the prospective borrower.

Diligence Process

        Assuming the non-binding term-sheet submitted to the prospective borrower is subsequently executed, the investment opportunity is then subject to our Adviser's rigorous diligence and credit analysis process, which is based on its senior investment team's extensive experience and tailored specifically for venture growth stage companies. This process differs notably from traditional lending analysis, combining both qualitative and quantitative analysis and assessment, versus traditional, purely quantitative credit analyses. There is a heavy orientation towards a qualitative and subjective investment-oriented review, taking into account such factors as:

  •
  investor quality, track record and expected level of participation in future financing events;

  •
  management team experience, completeness, performance to date, and ability to perform;

  •
  industry segment/market attractiveness and outlook, competitive dynamics, and growth potential;

  •
  detailed assessment and analysis of the venture growth stage company's current products or technology and future products or technology, including value proposition and return on investment to its customers and its ability to expand and grow its customer base;

  •
  current and future financial position, including financial projections and sensitivity analyses, historical performance, cash balance and burn analysis, capitalization structure, feasibility of financial plan and underlying assumptions, break-even/profitability timing, future cash needs and future financing plans;

  •
  stage of development and execution timeline and milestones and the likelihood and feasibility of achieving such milestones; and

  •
  transaction risk/return profile—assessing the strengths, weaknesses, risks, loan-to-value, liquidation values and outlook of the borrower compared to the structure, pricing, potential returns, likelihood of repayment and collateral structure of the proposed debt financing.

        Our Adviser's diligence and credit analysis process will typically includes on-site visits by one of our Adviser's Investment and Credit Analysis professionals to a prospective borrower's headquarters and other facilities, interviews with key management and board members and reference checks on senior management. In addition, the diligence process may include discussions with key industry research analysts, other industry participants, customers and suppliers, where appropriate. One of our Adviser's professionals will also typically review the prospective borrower's organizational documents and structure, capital structure, assets, liabilities, employee plans, key customer or supplier contracts, legal and tax matters and other relevant legal documentation. The Investment and Credit Analysis professional will submit a detailed credit and due diligence memorandum describing and analyzing the proposed transaction, as well as the outcome of the diligence and credit analysis activities. This memorandum is circulated to members of our Adviser's Investment Committee in advance of its meetings.

Investment Committee

        The objective of our Adviser's Investment Committee will be to leverage its members' broad historical experience, including significant entrepreneurial, credit, venture capital, venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge assessing the risk and needs of venture growth stage companies and appropriateness of prospective transactions, assessing the risk/return profile of proposed transactions, assessing the independent diligence and credit analysis and providing a forum for independent and unbiased thought, discussion, and assessment.

        Upon completion of this offering, our Adviser's Investment Committee will be comprised of Messrs. Labe and Srivastava. Some or all of the members of our Adviser's senior investment team will be asked to attend the Investment Committee meeting and will be asked for a "vote," which the Investment Committee members will use as a factor in the formal Investment Committee vote. The Investment Committee will meet weekly and more frequently on an as-needed basis. The applicable Originations and Investment and Credit Analysis professional will present the transaction, results of the professional's diligence review and credit analysis and the professional's recommendations to the Investment Committee. During the presentation, Investment Committee members will typically ask questions, ask for clarifications, state opinions and assessments and make other comments. When there are no further questions and the discussions have concluded, the Investment Committee will hold a vote and typically will only approve the proposed transaction if it receives unanimous consent from all of the Investment Committee members. In certain situations, the Investment Committee may ask the Originations and Investment and Credit Analysis professional to perform additional analysis and resubmit the transaction at a later Investment Committee meeting. No single criterion will determine a decision to invest. The Investment Committee members will weigh all the factors, both qualitative and quantitative, when making an investment decision. Our Adviser has the discretion to modify the members of the Investment Committee and its approval process at any time without our consent.

        Set forth below is an illustration of our expected investment selection process:

Investment Monitoring and Portfolio Management

        Our Adviser will utilize an extensive internal credit tracking and monitoring approach to follow a borrower's actual financial performance and achievement of business-related milestones to ensure that the internal risk rating assigned to each borrower is appropriate. This process has been refined and validated by Messrs. Labe and Srivastava our Sponsor's co-founders, and the track record developed by our Sponsor since its inception and is based in part on its expertise and deep understanding of the risk associated with investing in various stages of a venture capital-backed company's lifespan. The analysis focuses on both quantitative metrics, such as cash balance and cash burn, and our Adviser's qualitative assessment in various areas, such as the progress of product development, overall adherence to the business plan, future growth potential and ability to raise additional equity capital. Our Adviser will maintain dialogue and contact with our borrowers' management teams to discuss, among other topics, business progress, cash flow, financial condition and capital structure issues. Our Adviser will also typically engage in dialogue with the venture capital investors in our borrowers to understand and assess the company's progress and development and the venture capital investor's outlook and/or level of support for our borrower.

        Each of our borrowers will have assigned a "Customer Team" consisting of staff from our Adviser's Originations, Investment and Credit Analysis, Customer Monitoring and Legal teams. We believe having a dedicated Customer Team for each borrower will further strengthen the relationship we expect to have with the borrower, which is a key component of our Adviser's strategy and affords our Adviser consistent and continuous interaction with our borrowers. A Customer Monitoring professional will be assigned to all borrowers to ensure compliance with financial statement reporting, insurance filing and timely payment requirements. These professionals will review the various financial statements, compliance reports and other documents received from our borrowers on a monthly or quarterly basis, as well as publicly filed financing statements, such as UCC financing statements and press releases, and will enter them into our Adviser's online platform for review by the rest of the Customer Team. In the event of a missed payment or if other credit issues arise, the Customer Monitoring professional will contact other members of the Customer Team to initiate escalation procedures.

        On a weekly basis, our Adviser's Investment Committee and our Adviser's senior investment team will review material events and information on our borrowers and discuss in detail those borrowers that are performing below expectations. On a quarterly basis, or more frequently as needed, our Originations and Investment and Credit Analysis will undertake an extensive re-evaluation of each borrower and prepare a portfolio update. Key topics that will be reviewed include timing/status of the next equity financing round, cash balance and burn rate, financial and operational progress, and covenant adherence. All of these meetings are attended by each member of our Adviser's Investment Committee, senior investment team and the "Customer Team" for the specific borrower being reviewed.

        If the outlook for a borrower, its industry or a borrower's available cash balance or credit rating is deteriorating, or there is material downturn in the borrower's standing since our last review, we will change the standing of the borrower on our Credit Watch List and our Originations and Investment and Credit Analysis professionals will contact the borrower and its venture capital investors to discuss and understand any changes. Our Originations and Investment and Credit Analysis professionals will generally actively work to maintain an open dialogue with borrowers on the Credit Watch List to work to limit the likelihood of a default. Utilizing the Four Rs, our core investment philosophy, our Adviser will assess each borrower on our Credit Watch List and, based on the recommendations from our Originations and Investment and Credit Analysis professionals and potentially from our discussions with and representations made from the borrower's venture capital investors, will determine the appropriate course of action, including decisions to enforce our rights and remedies, modify or waive a provision of our investments, declare a default, request early pay-off, or wait for an external event, such as an acquisition or financing, to restructure a secured loan or receive additional consideration in the form of fees or warrants. In a worst case scenario, a member of our Customer Team will sell collateral with the help of management, repossess and auction assets or negotiate and structure other potential outcomes. If bankruptcy is a possibility, a member of our Customer Team may utilize outside counsel to provide advice on avoiding this outcome or to minimize the adverse effects on us.

        Consistent with our Sponsor's existing policies, our Adviser will maintain a Credit Watch List with borrowers placed into five groups based upon our Advisor's senior investment team's judgment:

Category	Category Definition	Action Item
Clear (1)	Performing above expectations and/or strong financial or enterprise profile, value or coverage.	Review quarterly.
White (2)	Performing at expectations and/or reasonably close to it. Reasonable financial or enterprise profile, value or coverage. All new loans are initially graded White.	Contact portfolio company regularly in no event less than quarterly.
Yellow (3)	Performing generally below expectations and/or some proactive concern. Adequate financial or enterprise profile, value or coverage.	Contact portfolio company monthly or more frequently as determined by our Adviser's Investment Committee; contact investors.
Orange (4)	Needs close attention due to performance materially below expectations, weak financial and/or enterprise profile, concern regarding additional capital or exit equivalent.	Contact portfolio company weekly or more frequently as determined by our Adviser's Investment Committee; contact investors regularly; our Adviser forms a workout group to minimize risk of loss.
Red (5)	Serious concern/trouble due to pending or actual default or equivalent. May experience partial and/or full loss.	Maximize value from assets.

        The following table shows the investment rankings of the funded debt investments in our expected Initial Portfolio:

Credit Category	Outstanding Principal Amount	% of Debt Investments in our Initial Portfolio
Clear (1)	$5,000,000	4.2%
White (2)	114,188,510	95.8%
Yellow (3)	—	—
Orange (4)	—	—
Red (5)	—	—

        The weighted average investment ranking of our expected Initial Portfolio based on the aggregate outstanding principal balance of our funded debt investments is 1.96.

        Set forth below is an illustration of our expected investment monitoring and portfolio management process:

SBIC

        Following the completion of this offering, we may apply for a Small Business Investment Company, or "SBIC," license from the U.S. Small Business Administration if we believe that it will further our investment strategy and enhance our returns. SBICs are exempt from registration as investment companies under Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. If this application is approved, our SBIC subsidiary would be a wholly owned subsidiary and able to rely on an exclusion from the definition of "investment company" under the 1940 Act. Our SBIC subsidiary would have an investment objective substantially similar to ours and would be able to make similar types of investments in accordance with SBIC regulations.

Competition

        Debt financing for venture capital-backed companies is particularly heterogeneous—the type, structures and sizes of debt financings often vary significantly depending on a particular company's industry and its current or near-term stage of development. The profile and underwriting characteristics of an early stage venture capital-backed company are very different from those of a later stage venture capital-backed company and/or those of a venture growth stage company. Furthermore, within venture growth stage companies, the uses, structures and value propositions of debt financing vary considerably among companies and industries and require a high degree of venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge, specialization and flexibility from a lender. The availability of debt financing for venture growth stage companies is further limited by factors such as the brand, reputation and market acceptance, industry relationships, track record, and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies.

        We believe that venture-oriented banks tend to be the primary form of traditional lenders participating in the market for venture growth stage companies and that they generally focus on providing lower risk and lower return financings, which tend to require and impose many restrictive covenants and conditions on borrowers, such as limitations on outflows and borrowing formulas and requiring a significant depository relationship to facilitate rapid liquidation. In addition, we believe that most existing non-traditional debt providers do not regularly or actively participate in venture growth stage lending due to their reluctance to underwrite the large financings required by venture growth stage companies, as well as the desire of these providers to structure deals with lower current return but with the potential for significantly higher equity upside through warrants by lending to companies with lower valuations than would be possible in the venture growth stage lending market. As a result, most existing providers of debt financing tend to focus on seed, early and late stage venture capital-backed companies instead of venture growth stage companies.

        Our competitors may include both equity and debt focused public and private funds, other BDCs, investment banks, venture-oriented banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which expose them to a wider variety of investments. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our qualification as a RIC.

        We believe we compete effectively with these entities primarily on the basis of our Sponsor's reputation, track record, experience, industry knowledge and relationships and our Adviser's senior investment team's contacts, efficient investment analysis, decision-making processes, creative financing products and highly customized investment terms. We believe that the Four Rs, our core investment philosophy, enable us to continue to grow our brand name reputation and differentiate us from our competitors. We do not intend to compete primarily on the financing terms we offer and believe that some competitors make loans with rates that are comparable or lower than our rates. We also believe that our relationship-based approach to investing, which leverages our Adviser's senior investment team's expertise in developing strong relationships with venture capital investors and venture capital-backed companies, understanding the capital needs of venture growth stage companies, structuring and customizing attractive financing solutions to meet the financing needs throughout a company's growth stage, will enable us to identify, attract and proactively capitalize on venture growth stage companies' debt needs as they grow and become successful enterprises.

Emerging Growth Company

        We are an emerging growth company as defined in the JOBS Act and we are eligible to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not "emerging growth companies" including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. Although we have not made a determination whether to take advantage of any or all of these exemptions, we expect to remain an emerging growth company for up to five years or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.0 billion, (ii) December 31 of the fiscal year that we become a "large accelerated filer" as defined in Rule 12b-2 under the Exchange Act which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period. In addition, we have irrevocably opted-out of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. As a result, we will comply with new or revised accounting standards on the same time frames as other public companies that are not "emerging growth companies."

Properties

        Our executive offices are located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. These offices are provided by our Administrator pursuant to the Administration Agreement. We believe that our facilities are suitable and adequate for our business as it is contemplated to be conducted. Our Sponsor is in the process of exploring additional offices in other locations as we continue to expand our business.

Legal Proceedings

        We, our Adviser or our Administrator are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, our Adviser or our Administrator. From time to time, we, our Adviser or our Administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

 PORTFOLIO COMPANIES

        The following table sets forth certain information for each company in our expected Initial Portfolio as of February 3, 2014. We do not "control" any of our portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, we would "control" a company if we owned more than 25% of its voting securities and would be an "affiliate" of a company if we owned 5% or more of its voting securities.

Venture Growth Stage Company(1)(2)	Industry	Type of Investment(3)(4)(5)	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments(6)
Aerohive Networks, Inc.	Wireless Communications Equipment	Growth Capital Loan (9.75% interest rate, 6.00% EOT payment)	$2,500,000	$2,488,752	$2,500,000	12/31/2015
		Growth Capital Loan (10.75% interest rate, 6.75% EOT payment)	7,500,000	7,435,473	7,500,000	12/31/2017

Aerohive Networks, Inc. Total				9,924,225	10,000,000

AirStrip Technologies, Inc.	Medical Software and Information Services	Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	5,000,000	5,018,800	5,025,000	10/31/2016
Birchbox, Inc.	E-Commerce—Personal Goods	Growth Capital Loan (10.75% interest rate, 8.00% EOT payment)	2,000,000	1,953,614	1,950,000	5/31/2017
		Growth Capital Loan (10.75% interest rate, 8.00% EOT payment)	3,000,000	2,912,358	2,925,000	6/30/2017

Birchbox, Inc. Total				4,865,972	4,875,000

Coraid, Inc.	Data Storage	Growth Capital Loan (10.00% interest rate, 6.00% EOT payment)	5,000,000	4,912,218	4,925,000	12/31/2016
Harvest Power, Inc.	Biofuels/Biomass	Growth Capital Loan (12.00% interest rate, 9.00% EOT payment)	20,000,000	20,040,911	20,200,000	11/30/2016
Hayneedle, Inc.	E-Commerce—Household Goods	Growth Capital Loan (12.50% interest rate, 12.00% EOT payment)	15,000,000	14,751,108	14,737,500	8/31/2017
		Growth Capital Loan (12.75% interest rate, 16.00% EOT payment)	5,000,000	4,876,240	4,862,500	12/31/2017

Hayneedle, Inc. Total				19,627,348	19,600,000

Lattice Engines, Inc.	Business Applications Software	Growth Capital Loan (8.50% interest rate, 8.00% EOT payment)	5,000,000	5,007,272	5,025,000	12/31/2016
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	1,000,000	1,010,188	1,012,500	6/30/2016
		Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	2,000,000	2,014,421	2,020,000	7/31/2016
		Growth Capital Loan (12.00% interest rate, 10.50% EOT payment)	2,000,000	1,989,081	1,990,000	8/31/2017
		Growth Capital Loan (12.00% interest rate, 11.00% EOT payment)	5,000,000	4,936,824	4,937,500	11/30/2017

Venture Growth Stage Company(1)(2)	Industry	Type of Investment(3)(4)(5)	Outstanding Principal	Cost	Fair Value	Maturity Date
		Equipment Financing(7)(8) (7.50% interest rate, 15.00% EOT payment)	$890,348	$884,029	$908,946	8/31/2016
		Equipment Financing(7) (7.50% interest rate, 15.00% EOT payment)	298,162	296,919	303,308	10/31/2016

ModCloth, Inc. Total				11,131,462	11,172,254

Virtual Instruments, Inc.	Network Systems Management Software	Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000,000	4,918,289	4,925,000	12/31/2016
		Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000,000	4,905,381	4,900,000	1/31/2017

Virtual Instruments, Inc. Total				9,823,670	9,825,000

Xirrus, Inc.	Wireless Communications Equipment	Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	3,000,000	2,986,783	3,000,000	6/30/2016
		Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	5,000,000	4,972,843	5,000,000	12/31/2016

Xirrus, Inc. Total				7,959,626	8,000,000

Total Debt Investments			$99,188,510	$98,311,504	$98,647,254

        The following table shows certain information regarding the equity and warrant investments in our expected Initial Portfolio as of February 3, 2014:

Venture Growth Stage Company(1)(2)	Industry	Type of Investment(3)	Shares	Cost	Fair Value
Warrant Investments(9)
Aerohive Networks, Inc.	Wireless Communications Equipment	Preferred Stock Warrants	84,983	$102,892	$152,843
AirStrip Technologies, Inc.	Medical Software and Information Services	Preferred Stock Warrants	20,708	83,743	74,547
Birchbox, Inc.	E-Commerce—Personal Goods	Preferred Stock Warrants	49,829	487,144	566,449
Coraid, Inc.	Data Storage	Preferred Stock Warrants	157,710	317,138	316,511
Harvest Power, Inc.	Biofuels/Biomass	Common Stock Warrants	67,935	82,881	77,446
Hayneedle, Inc.	E-Commerce—Household Goods	Common Stock Warrants	400,000	576,000	468,000
InMobi, Pte Ltd(7)	Advertising / Marketing	Common Stock Warrants	35,000	26,250	27,300
Inspirato, LLC	Travel and Leisure	Preferred Stock Warrants	1,994	45,742	36,848
Lattice Engines, Inc.	Business Applications Software	Preferred Stock Warrants	127,957	16,937	25,898
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Common Stock Warrants	190,448	194,593	247,582
Nutanix, Inc.	Database Software	Preferred Stock Warrants	45,000	64,450	77,401
One Kings Lane, Inc.	E-Commerce—Household Goods	Preferred Stock Warrants	13,635	8,034	28,970
Virtual Instruments, Inc.	Network Systems Management Software	Preferred Stock Warrants	694,788	500,942	611,761
Xirrus, Inc.	Wireless Communications Equipment	Preferred Stock Warrants	1,329,004	82,045	197,709

Total Warrant Investments				$2,588,791	$2,909,265

Equity Investments
MongoDB, Inc.	Software Development Tools	Common Stock(10)	74,742	999,996	999,996
Nutanix, Inc.	Database Software	Preferred Stock(10)	137,202	999,997	999,997

Total Equity Investments				$1,999,993	$1,999,993

Total Portfolio Investments				$102,900,288	$103,556,512

(1)
All of our investments are in entities which are domiciled in the United States and/or have a principal place of business in the United States.

(2)
Unless otherwise noted, all of our assets are expected to be pledged as collateral as part of the Bridge Facility and as part of the Credit Facility.

(3)
No investment represents a 5% or greater interest in any outstanding class of voting security of the portfolio company.

(4)
Interest rate is the annual interest rate on the debt investment and does not include any original issue discount, the end-of-term payment or any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees.

(5)
Our end-of-term payments for purposes of this chart, are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. We accrue interest during the life of the loan on the end-of-term payment but do not receive the cash income until it is actually paid. Therefore a portion of our incentive fee is based on income that we have not yet received in cash.

(6)
None of the portfolio companies have (i) been in payment default, (ii) extended the original maturity of its loan, (iii) converted from cash pay interest to PIK interest or (iv) entered into a material amendment to its loan agreement related to deteriorating financial performance.

(7)
Investment is not a qualifying asset under Section 55(a) of the 1940 Act.

(8)
At the end of the term of this equipment financing, the obligor has the option to purchase the underlying assets at fair market value subject to a cap, return the equipment or continue to finance the assets. Our Adviser's senior investment team has estimated fair market value as a percentage of original cost for purposes of the end-of-term payment column value.

(9)
Warrants are associated with funded debt instruments as well as certain commitments to provide future funding against certain assigned debt financing contracts.

(10)
Not expected to be pledged as collateral as part of the Credit Facility.

        The following table shows the debt commitment and corresponding funded amounts and unfunded obligations in our expected Initial Portfolio as of February 3, 2014:

Venture Growth Stage Company	Debt Commitment Amount	Funded Amount	Unfunded Obligation(1)
Aerohive Networks, Inc.	$20,000,000	$10,000,000	$10,000,000
AirStrip Technologies, Inc.	15,000,000	5,000,000	10,000,000
Birchbox, Inc.	17,000,000	5,000,000	12,000,000
Coraid, Inc.	15,000,000	5,000,000	10,000,000
Harvest Power, Inc.	20,000,000	20,000,000	—
Hayneedle, Inc.	20,000,000	20,000,000	—
InMobi, Inc.(2)	25,000,000	—	25,000,000
Inspirato LLC	15,000,000	—	15,000,000
Lattice Engines, Inc.	10,000,000	5,000,000	5,000,000
ModCloth, Inc.	20,000,000	11,239,087	8,760,913
Nutanix, Inc.	20,000,000	—	20,000,000
One Kings Lane, Inc.	10,000,000	—	10,000,000
Virtual Instruments, Inc.	22,500,000	10,000,000	12,500,000
Xirrus, Inc.	13,000,000	8,000,000	5,000,000

Total	$242,500,000	$99,239,087	$143,260,913

(1)
The fair value of the unfunded obligation is equal to the fees and/or warrants received in connection with entering into the loan agreement, taking into account the remaining term of the agreement and the borrower's credit profile. As of February 3, 2014, the fair value for these unfunded obligations was approximately $1,014,128.

(2)
Investment is not a qualifying asset under Section 55(a) of the 1940 Act.

        We cannot assure you that any of these unfunded obligations will be drawn by the venture growth stage companies nor can we control when they may request such draws, if any.

Recent Developments

        Subsequent to February 3, 2014, the following growth capital loan commitments were entered into by our Sponsor and the following loans were funded by VG1. Our Sponsor and VG1 intend to sell or assign these commitments and sell these loans and warrants to us as part of our expected Initial Portfolio.

        On February 10, 2014, VG1 funded $5,000,000 of the growth capital loan commitment to ModCloth, Inc., with a note with a 12% cash interest rate, a 11.5% end-of-term payment and a maturity date of February 28, 2018, thereby reducing our Sponsor's total unfunded obligation to ModCloth, Inc. to $3,760,913. As part of the funding, our Sponsor received an additional 102,732 common stock warrants.

        On February 13, 2014, VG1 funded $5,000,000 of the growth capital loan commitment to Virtual Instruments, Inc., with a note with a 9.5% cash interest rate, a 9.25% end-of-term payment and a maturity date of February 28, 2017, thereby reducing our Sponsor's total unfunded obligation to Virtual Instruments, Inc. to $7,500,000.

        On February 18, 2014, our Sponsor entered into a $40,000,000 growth capital loan commitment with EndoChoice, Inc., a medical device and equipment company, and received 947,508 class A unit warrants. On February 18, 2014, VG1 funded $20,000,000 of the growth capital loan commitment with two notes, each with a 11.75% cash interest rate, an 8.00% end-of-term payment and a maturity date of February 28, 2017, thereby reducing our Sponsor's total unfunded obligation to EndoChoice, Inc. to $20,000,000. Our Sponsor intends to sell one $10,000,000 growth capital loan note and 315,836 of class A unit warrants to us as well as assign to us all of the remaining unfunded obligation and an additional 315,836 of class A units warrants.

        As a result of the changes noted above, our Initial Portfolio consists of 23 secured loans with an aggregate principal amount of approximately $119.2 million with a weighted average loan-to-enterprise value of approximately 5.8%, two direct equity investments and warrants to purchase shares in 15 portfolio companies and remaining funding obligations of approximately $153.3 million.

        Set forth below is a brief description of each portfolio company in the Initial Portfolio.

        Aerohive Networks, Inc. is a cloud-managed, mobile networking company that reduces the cost and complexity of today's networks with cloud-enabled Wi-Fi, routing, VPN and switching solutions for medium and large enterprises.

        AirStrip Technologies, Inc. offers a software development platform that sends critical patient information directly from hospital monitoring systems, bedside devices, and electronic health records to a clinician's mobile device.

        Birchbox, Inc. is an online discovery and shopping platform that offers consumers a unique and personalized way to discover, learn about, and shop the leading beauty, grooming, and lifestyle products in the market.

        Coraid, Inc. is a storage company that provides cost-efficient, flexible and highly scalable storage over Ethernet.

        EndoChoice, Inc. develops technologies and solutions for specialists for the diagnosis and treatment of gastrointestinal diseases.

        Harvest Power, Inc. provides industry leading technology and project development capability to harness the renewable energy in organic waste.

        Hayneedle, Inc. is an online retail company that owns and operates its flagship website, hayneedle.com, as well as more than 200 online specialty stores with a focus on home products.

        InMobi, Inc. is a mobile advertising platform company that provides advertisers, publishers and developers with mobile advertising and technology solutions.

        Inspirato LLC provides a luxury vacation solution ideal for travel with family and friends that combines the best of the destination clubs' consistency and service with the value and flexibility of villa rentals.

        Lattice Engines, Inc. is a big data analytics company that provides sales intelligence software solutions for business-to-business, or B-2-B, sales and marketing applications in Fortune 5000 companies.

        ModCloth, Inc. is an online clothing, accessories, and decor retailer that aims to provide an engaging and social shopping atmosphere.

        MongoDB, Inc. is a software company that develops and provides commercial support for a leading NoSQL open source database.

        Nutanix, Inc. is a datacenter infrastructure software company delivering server, storage and networking monitoring services through one converged networked appliance in a cost-effective/less complex manner.

        One Kings Lane, Inc. is an e-commerce retailer that specializes in private 'flash' sales dedicated to designer home décor, furnishings, accessories, and related products.

        Virtual Investments, Inc. is technology provider focused in instrumentation, measurement and monitoring solutions designed to optimize the performance, availability and utilization of storage area networks and virtualized information technology infrastructure.

        Xirrus Inc. is a leading manufacturer and provider of wireless networking equipment for indoor and outdoor wireless coverage and provides cloud-based centralized management software for the deployment, provisioning, management and control of wireless networks and applications.

MANAGEMENT

Our Board and Its Leadership Structure

        Our business and affairs are managed under the direction of our Board. Our Board is divided into three classes of directors serving staggered three-year terms and consists of five members, three of whom are not "interested persons" of our Adviser or its affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our "independent directors." Our Board elects our officers, who serve at the discretion of our Board. The responsibilities of our Board include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

        Oversight of our investment activities extends to oversight of the risk management processes employed by our Adviser as part of its day-to-day management of our investment activities. Our Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of our Board's risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that our Board's oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

        Our Board has established an Audit Committee, a Valuation Committee, a Compensation Committee and a Nominating and Corporate Governance Committee and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Mr. Labe serves as Chairman of the Board and a member of our Adviser's Investment Committee. We believe that Mr. Labe's history with our Adviser, his familiarity with its investment platform and his extensive knowledge of and experience in the venture lending and leasing industry qualify him to serve as the Chairman of the Board.

        Our Board does not have a lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, a Valuation Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of independent directors and the appointment of a Chief Compliance Officer with whom the independent directors meet without the presence of interested directors and other members of management for administering our compliance policies and procedures.

        Our Board believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, our Board believes that the relationship of Mr. Labe with our Adviser provides an effective bridge between our Board and management, and encourages an open dialogue between management and our Board, ensuring that these groups act with a common purpose. Our Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, our Adviser and our Board.

        Our Board will consider whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. Our Board will also consider whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups—independent directors and interested directors. Interested directors are "interested persons" as defined in the 1940 Act.

        Information regarding our Board is as follows:

Name	Age	Position	Director Since	Term Expires
Interested Directors
James P. Labe	57	Chief Executive Officer and Chairman of the Board	2013	2017
Sajal K. Srivastava	38	Chief Investment Officer, President and Director	2013	2015
Independent Directors
Gilbert E. Ahye	66	Director	2013	2016
Steven P. Bird	59	Director	2013	2016
Stephen A. Cassani	47	Director	2013	2015

        The address for each of our directors is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Executive Officers Who Are Not Directors

        Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Harold C. Spencer	67	Senior Vice-President—Finance and Interim Chief Financial Officer
Carl M. Rizzo	62	Chief Compliance Officer

        The address for each of our executive officers is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Biographical Information

Independent Directors

        Gilbert E. Ahye, an independent director since 2013, has had a longstanding career as a senior executive in finance, business development, investment, and mergers and acquisitions, and has been at American Express for more than 30 years. Mr. Ahye serves as the Executive Vice President—Chief Development Officer at American Express since May 2003 where he leads the Corporate Development / M&A and Innovation group and is a member of American Express's Global Management Team. During his time at American Express, Mr. Ahye served as Chief Financial Officer of the U.S. Consumer Card Business from 1996 to 1999 and Treasurer of International and Domestic Treasury from 1985 to 1988. Prior to joining American Express, Mr. Ahye was head of Capital Budgeting for International Paper Company from 1978 to 1981. From 1977 to 1978, Mr. Ahye served as a Manager at Union Carbide Corporation. From 1971 to 1977, Mr. Ahye served as Senior Auditor at Ernst & Young. Mr. Ahye is a member of both the American and New York State Societies of CPAs and serves on the board of directors of the Henry Street Settlement. Mr. Ahye was named to Black Enterprise Magazine's 75 Most Powerful Blacks on Wall Street in 2006. Mr. Ahye received a Bachelor of Science degree from Manhattan College, a Master of Business Administration degree from St. John's University and has a Certified Public Accountant accreditation. We believe that Mr. Ahye's extensive practical experience with executing successful investment strategies and his long-term focus on business development qualifies him to serve on our board of directors.

        Steven P. Bird, an independent director since 2013, is a well known veteran of the Silicon Valley venture capital community as a result of a twenty year career working with leading venture capital funds in both venture capital investing as well as venture capital debt financing. Mr. Bird is a co-founder and has been a General Partner of Focus Ventures, located in Palo Alto, California, since its founding in 1997 and as of 2013 had over $830 million in assets under management. Focus Ventures invests in privately held, expansion stage technology companies, and Mr. Bird focuses on investments in enterprise software and internet services. Prior to co-founding Focus Ventures, from 1994 to 1996, Mr. Bird was a Managing Director at Comdisco Ventures Inc. where he was involved with debt and equity capital investments for emerging growth companies. From 1984 to 1992, Mr. Bird was a General Partner at First Century Partners, a venture capital fund affiliated with Smith Barney Inc. From 1992 to 1994, Mr. Bird was a Manager at Bain & Company, a management consulting firm where he worked with companies in the communications, software, and semiconductor industries. From 1977 to 1991, Mr. Bird worked as a Senior Development Engineer in software development at Battelle Northwest Laboratories. Mr. Bird received a Bachelor of Science degree from Stanford University, a Master of Science in Mechanical Engineering degree from Stanford University and a Master of Business Administration degree from the Stanford Graduate School of Business. We believe that Mr. Bird's extensive experience with venture capital investing and venture capital debt financing qualifies him to serve on our board of directors.

        Stephen A. Cassani, an independent director since 2013, has had a long-standing career of nearly twenty years in investment banking and finance relating to growth stage venture capital and private equity backed companies and in real estate. Mr. Cassani is a co-founder of Haven Capital Partners, a real estate investment, development and management company founded in 2009 and located in Palo Alto, California. At Haven Capital Partners, Mr. Cassani oversees a family office with extensive real estate holdings, where his duties include managing commercial development projects as well as new investment opportunities. Prior to co-founding Haven Capital Partners, Mr. Cassani spent most of his career in investment banking, most recently serving as a Managing Director at Citigroup Global Markets, where from 2001 to 2008 he led the firm's west coast private capital markets business focusing primarily on expansion and growth stage venture capital and private equity backed companies. From 2000 to 2001, Mr. Cassani served as Vice President of Client Management for Brand3, a venture-backed software company. From 1996 to 2000, Mr. Cassani was a Principal in the investment banking group at Montgomery Securities / Banc of America Securities, with a focus on the consumer sector. Prior to that, Mr. Cassani began his investment banking career in the Private Equity Placements Group at Chase Securities, Inc. Mr. Cassani received a Bachelor of Arts degree from the University of California, Berkeley and a Master of Business Administration degree from Columbia Business School. We believe that Mr. Cassani's extensive investment banking and finance experience relating to growth stage venture capital and private equity backed companies qualifies him to serve on our board of directors.

Interested Directors

        James P. Labe, our Chief Executive Officer and Chairman of the Board, is a pioneer of the venture capital lending and leasing segment of the commercial finance industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 25 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. Prior to joining Comdisco, Mr. Labe was employed by Equitec Financial Group. Mr. Labe has served as a voting member of our Sponsor's Investment Committee and has led and overseen our Sponsor's investment originations and venture capital relationship management efforts since its inception in 2006. Mr. Labe received a Bachelor of Arts degree from Middlebury College and received an Executive Master of Business Administration degree from the University of Chicago. We believe that Mr. Labe's extensive venture capital lending and leasing experience qualifies him to serve on our board of directors.

        Sajal K. Srivastava, our President and Chief Investment Officer, contributes strong investment and operating leadership experience along with a venture lending, leasing and technology finance background. Since its inception in 2006, Mr. Srivastava has served as a voting member of our Sponsor's Investment Committee and has led and overseen our Sponsor's investment analysis, account servicing, portfolio monitoring, legal and finance groups. Prior to co-founding our Sponsor, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he, as head of their Investment and Credit Analyst team, structured, negotiated and managed over $200 million of transactions and also managed the diligence and credit analysis team. Before joining Comdisco, Mr. Srivastava was part of Prudential Securities, Technology Investment Banking Group. Mr. Srivastava received a Bachelor of Arts degree from Stanford University and received a Master of Science degree in Engineering Economic Systems and Operations Research from Stanford University. We believe that Mr. Srivastava's strong investment and operating leadership experience qualifies him to serve on our board of directors.

Executive Officers Who Are Not Directors

        Harold C. Spencer, our Senior Vice-President—Finance and our interim Chief Financial Officer, has served as the Senior Vice President of Finance of our Sponsor since 2007. From 2004 to 2007, Mr. Spencer served as a financial consultant to several financial services companies and commercial banks. From 2002 to 2004, Mr. Spencer served as the Chief Financial Officer of ACA Financial LLC, a specialty lender engaged in providing short term consumer loans throughout the United States. From 2001 to 2002, Mr. Spencer served as the interim Chief Financial Officer for a telecommunications-related company and provided business and financial advice to various leasing companies. From 1993 to 2000, Mr. Spencer served as the Chief Financial Officer to the Matsco Companies, a leading provider of lease financing in the dental and veterinary market in the United States. Mr. Spencer also spent more than 10 years in various positions with Wells Fargo & Company. Mr. Spencer received a Bachelor of Science degree from the University of California Berkeley and has a Certified Public Accountant accreditation.

        Carl M. Rizzo, our Chief Compliance Officer, has served as a Director at Alaric Compliance Services LLC since 2011 and performs his functions as our Chief Compliance Officer under the terms of an agreement between us and Alaric Compliance Services LLC and our Advisor and Alaric Compliance Services LLC. At Alaric Compliance Services LLC, Mr. Rizzo served from May 2011 to November 2011 as interim Chief Compliance Officer for AEGON USA Investment Management, LLC, an SEC-registered investment adviser then with assets under management of approximately $110 billion. From 2006 to 2009, Mr. Rizzo served as Senior Principal Consultant with ACA Compliance Group, a regulatory compliance consulting firm. From 1994 to 2005, he served as principal in-house regulatory compliance attorney for the investment management units of several firms in the bank and insurance channels of the U.S. asset management industry, most recently (from 2001 to 2005) as Assistant General Counsel at Bank of America Corporation in Charlotte, NC. Mr. Rizzo received a Masters of Law degree in federal securities regulation from Georgetown University. Mr. Rizzo received a Bachelor of Arts degree from Davidson College and received a Juris Doctorate degree from the University of Richmond's T.C. Williams School of Law.

Other

        We expect that Harold F. Zagunis, who recently joined our Sponsor as its Chief Financial Officer, will join us as our Chief Financial Officer shortly following the completion of this offering. Before joining our Sponsor, Mr. Zagunis served as a Managing Director of Redwood Trust Inc., an internally-managed operating company focused on engaging in residential mortgage banking and commercial mortgage lending activities and investing in mortgage- and other real estate-related assets, since 2008, and as Chief Risk Officer, Chief Financial Officer, Controller, Treasurer, Vice-President and Secretary of Redwood Trust Inc. at different times between 1995 and 2011. Prior to joining Redwood Trust Inc., from 1986 to 1995, Mr. Zagunis served as the Vice President of Finance for Landmark Land

Company, Inc., a publicly traded company owning savings and loan and real estate development interests. Mr. Zagunis received Bachelor of Arts degrees in mathematics and economics from Willamette University and a Masters of Business Administration degree from Stanford University Graduate School of Business.

Audit Committee

        The members of our Audit Committee are Gilbert E. Ahye, Steven P. Bird and Stephen A. Cassani, each of whom meets the independence standards established by the SEC and the NYSE for audit committees and is independent for purposes of the 1940 Act. Gilbert E. Ahye serves as Chairman of our Audit Committee. Our Board has determined that Gilbert E. Ahye is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Our Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

Compensation Committee

        The members of our Compensation Committee are Steven P. Bird, Gilbert E. Ahye and Stephen A. Cassani, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Steven P. Bird serves as Chairman of our Compensation Committee. Our Compensation Committee is responsible for overseeing our compensation policies generally and making recommendations to our Board with respect to any incentive compensation or equity-based plans that are subject to Board approval, evaluating executive officer performance, overseeing and setting compensation for our directors and, as applicable, our executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in our annual proxy statement. Currently, none of our executive officers are compensated by us and as such our Compensation Committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

        Our Compensation Committee has the sole authority to retain and terminate any compensation consultant assisting our Compensation Committee, including sole authority to approve all such compensation consultants' fees and other retention terms. Our Compensation Committee may delegate its authority to subcommittees or the Chairman of the Compensation Committee when it deems appropriate and in our best interests.

Nominating and Corporate Governance Committee

        The members of our Nominating and Corporate Governance Committee are Stephen A. Cassani, Gilbert E. Ahye and Steven P. Bird, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Stephen A. Cassani serves as Chairman of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of our Board, developing and recommending to our Board a set of corporate governance principles and overseeing the evaluation of our Board and our management. Our Nominating and Corporate Governance Committee may consider nominating an individual recommended by a stockholder for election as a director if such stockholder complies with the advance notice provisions of our bylaws.

        Our Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of our Board, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person's differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of our Board's annual-self assessment, the members of our Nominating and Corporate Governance Committee will evaluate the membership of our Board and whether our Board maintains satisfactory policies regarding membership selection.

Valuation Committee

        The members of our Valuation Committee are Gilbert E. Ahye, Steven P. Bird, Stephen A. Cassani, James P. Labe and Sajal K. Srivastava. Mr. Ahye serves as Chairman of our Valuation Committee. Our Valuation Committee is responsible for assisting our Board in valuing investments that are not publicly traded or for which current market values are not readily available. Our Board and Valuation Committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities. However, our Board does not intend to have de minimis investments of less than 1% of our gross assets (up to an aggregate of 10% of our gross assets) independently reviewed. The Board, however, may request at its discretion to have such investments valued by an independent valuation firm.

Compensation of Directors

        No compensation is expected to be paid to our directors who are "interested persons," as such term is defined in Section 2(a)(19) of the 1940 Act. The independent directors will receive an annual fee of $60,000. They will also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in-person each regular Board meeting and $1,500 for attending any regular Board meeting telephonically. They also will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in-person and $500 for attending any Committee meeting telephonically. In addition, they will receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each special Board meeting. The Chairman of our Audit Committee will receive an annual fee of $5,000. We have obtained directors' and officers' liability insurance on behalf of our directors and officers. Independent directors will have the option of having their directors' fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are "interested persons," as such term is defined in Section 2(a)(19) of the 1940 Act. See "Management Agreements—Investment Advisory Agreement."

Compensation of Executive Officers

        None of our officers receives direct compensation from us. However, Messrs. Labe and Srivastava, through their financial interests in our Adviser, will be entitled to a portion of any investment advisory fees paid by us under the Investment Advisory Agreement. Our other executive officers will be paid by our Administrator, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to us under the Administration Agreement. To the extent that our Administrator outsources any of its functions, we will reimburse our Administrator for the fees associated with such functions without profit or benefit to our Administrator. The Investment Advisory Agreement will be reapproved within two years of its effective date, and thereafter on an annual basis, by our Board, including a majority of our directors who are not parties to such agreement or who are not "interested persons" of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. See "Management Agreements—Investment Advisory Agreement; —Administration Agreement."

Indemnification Agreements

        We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an "Indemnitee," including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

 PORTFOLIO MANAGEMENT

        Each investment opportunity requires the unanimous approval of our Adviser's Investment Committee. Follow-on investments in existing portfolio companies will require the Investment Committee's approval beyond that obtained when the initial investment in the company was made. The day-to-day management of investments approved by the Investment Committee will be overseen by Messrs. Labe and Srivastava.

        The members of our Adviser's Investment Committee and other advisory personnel employed by our Adviser receive compensation from our Adviser that may include an annual base salary, an annual individual performance bonus and a portion of the incentive fee or carried interest earned in connection with their services.

        Each of Messrs. Labe and Srivastava has a material ownership and financial interest in, and may receive compensation and/or profit distributions from, our Adviser. Messrs. Labe and Srivastava are also primarily responsible for the day-to-day management of our Sponsor. Since the launch of our Sponsor's global investment platform in 2006 through December 31, 2013, our Sponsor and its subsidiaries have committed and funded approximately $2.3 billion and $1.5 billion, respectively, of capital to more than 355 companies. As of December 31, 2013, our Sponsor had over $500 million of outstanding assets.

Portfolio Managers

        We consider Messrs. Labe and Srivastava, who are the members of our Adviser's Investment Committee, to be our portfolio managers. The table below shows the dollar range of shares of our common stock to be beneficially owned by each of our portfolio managers after the completion of this offering and the Concurrent Private Placement.

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in TriplePoint Venture Growth BDC Corp.(1)
James P. Labe	Over $100,000
Sajal K. Srivastava	Over $100,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Investment Committee

        The Investment Committee of our Adviser will meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our Adviser on our behalf. In addition, the Investment Committee will review and determine by unanimous vote whether to make prospective investments identified by our Adviser and monitor the performance of our investment portfolio. The members of our Adviser's Investment Committee are Messrs. Labe and Srivastava. Following the completion of this offering, our Adviser may increase the size of its Investment Committee from time to time.

Members of our Advisor's Senior Investment Team

        The members of our Adviser's senior investment team consist of Messrs Labe and Srivastava and members of our Adviser's Originations team.

 MANAGEMENT AGREEMENTS

Investment Advisory Agreement

        Subject to the overall supervision of our Board and in accordance with the 1940 Act, our Adviser will manage our day-to-day operations and provide investment advisory services to us. Under the terms of the Investment Advisory Agreement, our Adviser will:

  •
  determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identify, evaluate and negotiate the structure of the investments we make;

  •
  execute, close, service and monitor the investments we make;

  •
  determine the securities and other assets that we will purchase, retain or sell;

  •
  perform due diligence on prospective investments; and

  •
  provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

        Pursuant to the Investment Advisory Agreement, we will agree to pay our Adviser a fee for its investment advisory and management services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee will ultimately be borne by our stockholders.

Base Management Fee

        The base management fee will be calculated at an annual rate of 1.75% of our average adjusted gross assets, including assets purchased with borrowed funds. For services rendered under the Investment Advisory Agreement, the base management fee will be payable quarterly in arrears. The base management fee will be calculated based on the average value of our gross assets at the end of our two most recently completed calendar quarters. Such amount shall be appropriately adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuances or repurchases during a calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

Incentive Fee

        The incentive fee, which provides our Adviser with a share of the income that it generates for us, will consist of two components–investment income and capital gains–which are largely independent of each other, with the result that one component may be payable even if the other is not.

        Under the investment income component we will pay our Adviser each quarter 20.0% of the amount by which our pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 2.0% (which is 8.0% annualized) of our net assets at the end of the immediately preceding calendar quarter, subject to a "catch-up" provision pursuant to which our Adviser receives all of such income in excess of the 2.0% level but less than 2.5% and subject to a total return requirement. The effect of the "catch-up" provision is that, subject to the total return provision discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our Adviser will receive 20.0% of our pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of our election to be regulated as a BDC exceeds the cumulative incentive fees accrued and/or paid since the effective date of our election to be regulated as a BDC. In other words, any investment income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the "catch-up" provision and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of our election to be regulated as a BDC minus (y) the cumulative incentive fees accrued and/or paid since the effective date of our election to be regulated as a BDC. For the foregoing purpose, the "cumulative net increase in net assets resulting from operations" is the sum of our pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation since the effective date of our election to be regulated as a BDC.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our assets used to calculate the 1.75% base management fee. These calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to first component of incentive fee

        Under the capital gains component of the incentive fee, we will pay our Adviser at the end of each calendar year 20.0% of our aggregate cumulative realized capital gains from inception through the end of that year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. For the foregoing purpose, our "aggregate cumulative realized capital gains" will not include any unrealized appreciation. It should be noted that we will accrue an incentive fee for accounting purposes taking into account any unrealized appreciation in accordance with GAAP. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Portion of Incentive Fee before Total Return Requirement Calculation:

Assumptions

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  Hurdle rate(1) = 2.0%

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  Base management fee(2) = 0.4375%

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  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Alternative 1

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 1.25%

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  Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 0.6125%

  Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 2.90%

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  Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.2625%

  Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee

  Incentive Fee = (100% × "Catch-Up") + (the greater of 0% AND (20.0% × (pre-incentive fee net investment income - 2.0%)))

    = (100% × (2.2625% - 2.0%)) + 0%

    = 100% × 0.2625%

    = 0.2625%

Alternative 3

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 3.50%

  •
  Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.8625%

  Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee

  Incentive Fee = (100% × "Catch-Up") + (the greater of 0% AND (20.0% × (pre-incentive fee net investment income - 2.5%)))

    = (100% × (2.5% - 2.0%)) + (20.0% × (2.8625% - 2.5%))

    = 0.5% + (20.0% × 0.3625%)

(1)
Represents 8.0% annualized hurdle rate.

(2)
Represents 1.75% annualized base management fee.

(3)
Excludes organizational and offering expenses.

    = 0.5% + 0.0725%

    = 0.5725%

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Assumptions

  •
  Hurdle rate(1) = 2.0%

  •
  Base management fee(2) = 0.4375%

  •
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

  •
  Cumulative incentive compensation accrued and/or paid since the effective date of our election to be regulated as a BDC = $9,000,000

Alternative 1

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 3.50%

  •
  Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.8625%

  •
  20.0% of cumulative net increase in net assets resulting from operations since the effective date of our election to be regulated as a BDC = $8,000,000

  Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of our election to be regulated as a BDC did not exceed the cumulative income and capital gains incentive fees accrued and/or paid since the effective date of our election to be regulated as a BDC.

Alternative 2

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 3.50%

  •
  Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.8625%.

  •
  20.0% of cumulative net increase in net assets resulting from operations since the effective date of our election to be regulated as a BDC = $10,000,000

  Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of our election to be regulated as a BDC exceeds the cumulative income and capital gains incentive fees accrued and/or paid since the effective date of our election to be regulated as a BDC, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)
Represents 8.0% annualized hurdle rate.

(2)
Represents 1.75% annualized base management fee.

(3)
Excludes organizational and offering expenses.

Example 3: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20.0 million investment made in Company A, or "Investment A," and $30.0 million investment made in Company B, or "Investment B."

  •
  Year 2: Investment A sold for $50.0 million and fair market value, or "FMV," of Investment B determined to be $32.0 million

  •
  Year 3: FMV of Investment B determined to be $25.0 million

  •
  Year 4: Investment B sold for $31.0 million

  The capital gains portion of the incentive fee would be:

  •
  Year 1: None

  •
  Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

  •
  Year 3: None; $5 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

  •
  Year 4: Capital gains incentive fee of $0.2 million; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

  •
  Year 1: $20.0 million investment made in Company A, or "Investment A," $30.0 million investment made in Company B, or "Investment B," and $25.0 million investment made in Company C, or "Investment C."

  •
  Year 2: Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million

  •
  Year 3: FMV of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

  •
  Year 4: FMV of Investment B determined to be $35.0 million

  •
  Year 5: Investment B sold for $20.0 million

  The capital gains portion of the incentive fee would be:

  •
  Year 1: None

  •
  Year 2: Capital gains incentive fee of $5 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

  •
  Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5 million capital gains fee received in Year 2

  •
  Year 4: None

  •
  Year 5: None; $5 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of Our Expenses

        All professionals of our Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, will be provided and paid for by our Sponsor and not by us. We will bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

  •
  organization;

  •
  calculating our net asset value (including the cost and expenses of any independent valuation firm);

  •
  indemnification payments;

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  providing managerial assistance to those portfolio companies that request it;

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  marketing expenses;

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  expenses relating to the development and maintenance of our website;

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  fees and expenses payable to third-parties, including agents, consultants or other advisors, in connection with monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

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  fees and expenses incurred in connection with obtaining debt financing, including our Credit Facility;

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  interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;

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  offerings of our common stock and other securities, including this offering;

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  investment advisory and management fees;

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  administration fees, expenses and/or payments payable under the Administration Agreement;

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  fees payable to third parties, including agents, consultants and other advisors, relating to, or associated with, evaluating and making investments, including costs associated with meeting potential financial sponsors;

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  transfer and dividend paying agents and custodial fees and expenses;

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  federal and state registration fees;

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  all costs of registration of listing our securities with appropriate regulatory agencies;

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  all cost of listing our securities on any securities exchange;

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  U.S. federal, state and local taxes;

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  independent directors' fees and expenses;

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  costs of preparing and filing reports or other documents required by the SEC, the Financial Industry Regulatory Authority or other regulators;

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  costs of any reports, proxy statements or other notices to stockholders, including printing costs;

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  costs associated with individual or groups of stockholders;

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  our allocable portion of any fidelity bond, directors and officers' errors and omissions liability insurance, and any other insurance premiums;

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  direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

  •
  and all other expenses incurred by us, our Administrator or our Adviser in connection with administering our business, including payments under the Administration Agreement based on our allocable portion of our Administrator's overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs.

Duration and Termination

        Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if (i) (A) approved annually by our Board or (B) by the affirmative vote of the holders of a majority of our outstanding voting securities and (ii) approved by a majority of our directors who are not "interested persons." The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our Adviser and may be terminated by either party without penalty upon 60 days' written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon 60 days' written notice. See "Risk Factors—Risks Relating to our Business and Structure—We are dependent upon our executive officers and our Adviser's senior investment team and members of its Investment Committee, in particular Messrs. Labe and Srivastava, for our future success and upon our Adviser's access to such individuals pursuant to the Staffing Agreement. If our Adviser were to lose such access, our ability to achieve our investment objective could be significantly harmed."

        The Investment Advisory Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement, our Adviser and its professionals and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser's services under the Investment Advisory Agreement or otherwise as our investment adviser.

Board Approval of the Investment Advisory Agreement

        Our Board approved the Investment Advisory Agreement at its first in-person meeting, held on November 22, 2013. A discussion regarding the basis for our Board's approval of the Investment Advisory Agreement will be included in our first quarterly report on Form 10-Q filed subsequent to completion of this offering.

Administration Agreement

        The Administration Agreement provides that our Administrator will be responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, our Administrator will perform, or oversee, or arrange for, the performance of, our required administrative services, which will include being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC or any other regulatory authority. In addition, our Administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, our Administrator will also provide managerial assistance on our behalf to those companies that have accepted our offer to provide such assistance.

        Payments under the Administration Agreement will be equal to an amount equal to our allocable portion (subject to the review of our Board) of our Administrator's overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. In addition, if requested to provide significant managerial assistance to our portfolio companies, our Administrator will be paid an additional amount based on the services provided, which shall not exceed the amount we receive from such companies for providing this assistance. The Administration Agreement will have an initial term of two years and may be renewed with (i) (A) the approval of our Board or (B) by the affirmative vote of the holders of a majority of our outstanding voting securities and (ii) the approval by a majority of our directors who are not "interested persons." The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Stockholder approval is not required to amend the Administration Agreement.

        The Administration Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and any person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator's services under the Administration Agreement or otherwise as our administrator.

        Pursuant to a sub-administration agreement, our Administrator will engage Vastardis Fund Services LLC, or "Vastardis Services," to provide certain administrative services to us on behalf of our Administrator.

Staffing Agreement

        Our Adviser has entered into the Staffing Agreement with our Sponsor. Pursuant to the Staffing Agreement, our Sponsor will agree to make its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement will (i) provide us with access to deal flow generated by our Sponsor in the ordinary course of its business; (ii) provide us with access to our Sponsor's ten investment professionals, including its senior investment team led by Messrs. Labe and Srivastava, and our Sponsor's 16 non-investment employees; and (iii) commit certain key senior members of our Sponsor's Investment Committee to serve as members of our Adviser's Investment Committee. Our Adviser will be responsible for determining if we will participate in deal flow generated by our Sponsor. Our Adviser intends to take advantage of the significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment monitoring capabilities of our Sponsor's senior investment team. The Staffing Agreement may be terminated with 60 days' prior written notice.

License Agreement

        We have entered into the License Agreement with our Sponsor under which our Sponsor has agreed to grant us a non-exclusive, royalty-free license to use the name "TriplePoint" and the TriplePoint logo. Under the License Agreement, we have a right to use the "TriplePoint" name for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "TriplePoint" name. The License Agreement will remain in effect for so long as the Investment Advisory Agreement with our Adviser is in effect.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

        Certain members of our Adviser's senior investment team and Investment Committee serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by our Sponsor with similar investment objectives. Similarly, our Sponsor may have other clients with similar, different or competing investment objectives. See "Risk Factors—Relating to our Conflicts of Interest—There are potential conflicts of interest that could negatively affect our investment returns."

        Our investment strategy includes investments in secured loans, together with, in many cases, attached equity "kickers" in the form of warrants, and direct equity investments. Our Sponsor also manages, and in the future may manage, other investment funds, accounts or vehicles that invest or may invest in these investments. For example, VG1 is an investment vehicle managed by our Sponsor that invests in debt financing and equity investments in venture growth stage companies. Although we will be the primary vehicle through which our Sponsor focuses its venture growth stage business, other vehicles sponsored or managed by our Adviser's senior investment team may also invest in venture growth stage companies or may have prior investments outstanding to our borrowers. As a result, members of our Adviser's senior investment team and Investment Committee, in their roles at our Sponsor, may face conflicts in the allocation of investment opportunities among us and other investment vehicles managed by our Sponsor with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with our Sponsor's allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles managed by our Adviser's senior investment team, such investment will be apportioned by our Adviser's senior investment team in accordance with (1) our Adviser's internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us.

        In the future, we may co-invest with investment funds, accounts and vehicles managed by our Sponsor where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. However, we, our Sponsor and our Adviser intend to file an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our Sponsor in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Even when we file this exemptive application, there can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and investment vehicles managed by our Sponsor where terms other than price are negotiated.

        In addition, within our Initial Portfolio, there are five portfolio companies with debt investments acquired from our Sponsor and VG1 which are managed by our Sponsor and in which VG1 or other affiliates of our Sponsor have retained an interest. Our Sponsor and its affiliates may have previously made investments in secured loans, together with, in many cases, attached equity "kickers" in the form of warrants, and direct equity investments in some of the same venture growth stage companies in which we expect to invest. To the extent that our investments in these portfolio companies need to be restructured or that we choose to exit these investments in the future, our ability to do so may be limited if such restructuring or exit also involves our Sponsor, VG1 or other affiliates of our Sponsor because such a transaction could be considered a joint transaction prohibited by the 1940 Act in the absence of our receipt of relief from the SEC in connection with such transaction. For example, if our Sponsor were required to approve a restructuring of an investment by VG1, other affiliates of our Sponsor and/or us and VG1 or other affiliates of our Sponsor were deemed to be our affiliate, such involvement by our Sponsor as adviser to VG1 or its other affiliates in the restructuring transaction may constitute a prohibited joint transaction under the 1940 Act.

Investment Advisory Agreement

        We have entered into the Investment Advisory Agreement with our Adviser. Pursuant to this agreement, we will agree to pay to our Adviser a base management fee and an incentive fee for its services. Pursuant to the Investment Advisory Agreement, our Adviser will be responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and diligencing our investments and monitoring our investment portfolio on an ongoing basis. Our Adviser's management fee and incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of our Adviser are involved in the valuation process for our portfolio investments. See "Risk Factors—Relating to our Conflicts of Interest—The base management and incentive fee structure we have with our Adviser may create incentives that are not fully aligned with the interests of our stockholders; —Our incentive fee may induce our Adviser to pursue speculative investments and to use leverage when it may be unwise to do so;—The valuation process for certain of our portfolio holdings may create a conflict of interest; —The Investment Advisory Agreement was not negotiated at arm's length basis and may not be as favorable to us as if it had been negotiated with an unaffiliated third-party."

Administration Agreement

        We have entered into the Administration Agreement with our Administrator pursuant to which our Administrator will be responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Pursuant to the Administration Agreement, we will pay our Administrator an amount equal to our allocable portion (subject to the review of our Board) of our Administrator's overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance functions. See "Risk Factors—Relating to our Business and Structure—Our Adviser or our Administrator can resign upon 60 days' notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could materially and adversely affect our financial condition, results of operations and cash flows."

        In addition, our Administrator has entered into a sub-administration agreement with Vastardis Fund Services LLC to provide certain sub-administrative services to us on behalf of our Administrator.

Staffing Agreement

        Our Adviser has entered into the Staffing Agreement with our Sponsor. Pursuant to the Staffing Agreement, our Sponsor will agree to make its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement will (i) provide us with access to deal flow generated by our Sponsor in the ordinary course of its business; (ii) provide us with access to our Sponsor's ten investment professionals, including its senior investment team led by Messrs. Labe and Srivastava, and our Sponsor's 16 non-investment employees; and (iii) commit certain key senior members of our Sponsor's Investment Committee to serve as members of our Adviser's Investment Committee. Our Sponsor will be obligated under the Staffing Agreement to allocate investment opportunities among its affiliates fairly and equitably over time in accordance with its allocation policy. Our Adviser will be responsible for determining if we will participate in deal flow generated by our Sponsor. The Staffing Agreement may be terminated with 60 days' prior written notice. See "Risk Factors—Relating to our Business and Structure—We are dependent upon our executive officers and our Adviser's senior investment team and members of its Investment Committee, in particular, Messrs. Labe and Srivastava, for our future success and upon our Adviser's access to such individuals pursuant to the Staffing Agreement. If our Adviser were to lose such access, our ability to achieve our investment objective could be significantly harmed."

License Agreement

        We have entered into the License Agreement with our Sponsor under which our Sponsor has agreed to grant us a non-exclusive, royalty-free license to use the name "TriplePoint" and the TriplePoint logo. See "Risk Factors—Relating to our Conflicts of Interest —There are conflicts related to our arrangements with our Sponsor and our Administrator."

Concurrent Private Placement

        Concurrently with this offering, we expect to sell to certain purchasers, including members of our Adviser's senior investment team and other persons and/or entities associated with our Sponsor, 257,332 shares of our common stock in a private placement at a purchase price per share equal to the price per share of our initial public offering.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets out certain ownership information with respect to our common stock for (i) those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock, (ii) each of our directors and officers and (iii) all of our officers and directors as a group. Immediately after this offering and the Concurrent Private Placement, there will be 8,592,333 shares of common stock outstanding.

	Percentage of Common Stock Outstanding
		Immediately Prior to This Offering and the Concurrent Private Placement		Immediately After This Offering and the Concurrent Private Placement(1)
Name and Address	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage
James P. Labe(2)	Direct	834	50%	34,168	0.4%
Sajal K. Srivastava(2)	Direct	834	50%	34,168	0.4%
Harold C. Spencer(2)	—	—	—	—	—
Gilbert E. Ahye(2)	—	—	—	—	—
Steven P. Bird(2)	—	—	—	—	—
Stephen A. Cassani(2)	—	—	—	—	—
All directors and executive officers as a group	Direct	1,668	100%	68,336	0.8%

(1)
Assumes the issuance of 8,333,333 shares offered hereby and the issuance of 257,332 shares in the Concurrent Private Placement.

(2)
The address for all of our officers and directors is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

        The following table sets out the dollar range of our equity securities that we expect to be beneficially owned by each of our directors upon completion of this offering and Concurrent Private Placement. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in TriplePoint Venture Growth BDC Corp.(1)(2)
Independent Directors
Gilbert E. Ahye	None
Steven P. Bird	None
Stephen A. Cassani	None
Interested Directors
James P. Labe	Over $100,000
Sajal K. Srivastava	Over $100,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(2)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

 DETERMINATION OF NET ASSET VALUE

Determinations in Connection with our Investments

        We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

        Our investment assets are carried at fair value in accordance with the 1940 Act and ASC Topic 820. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our Board. Our investments are primarily made to venture growth stage companies in technology, life sciences and other high growth industries. Given the nature of lending to these types of companies, our investments are generally considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for these investments to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

        The valuation process will be conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

        We will adopt ASC Topic 820. ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:

  •
  Level 1—Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

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  Level 2—Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

        Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

        With respect to investments for which market quotations are not readily available, our Board will undertake a multi-step valuation process each quarter, as described below:

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  Our quarterly valuation process will begin with each portfolio company or investment being initially valued by our Adviser's professionals that are responsible for the portfolio investment;

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  Preliminary valuation conclusions will then be documented and discussed with our Adviser's senior investment team;

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  Our Valuation Committee will then review these preliminary valuations;

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  At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm. However, our Board does not intend to have de minimis investments of less than 1.0% of our gross assets (up to an aggregate of 10% of our gross assets) independently reviewed; and

  •
  Our Board will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of our Adviser, the respective independent valuation firms and our Valuation Committee.

Determinations in Connection with our Offerings

        In connection with each offering of shares of our common stock, our Board or an authorized committee thereof is required by the 1940 Act to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. Our Board or an authorized committee thereof considers the following factors, among others, in making such determination:

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  the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

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  our management's assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

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  the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is based upon the net asset value disclosed in the most recent periodic report we filed with the SEC, as adjusted to reflect our management's assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and (ii) the offering price of the shares of our common stock in the proposed offering.

        Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board or an authorized committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

        These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

 DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that will provide for the reinvestment of our stockholder distributions, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our stockholders who have not "opted out" of such dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

        No action is required on the part of a registered stockholder to have its cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer and dividend paying agent and registrar, in writing so that such notice is received by the plan administrator no later than three business days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three business days prior to the payment date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. The plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 brokerage commission from the proceeds of the sale of any fractional share.

        Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or nominee of their election.

        We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right, however, to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split or similar corporate action.

        There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees will be paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 brokerage commission from the proceeds.

        Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder's cash distributions will be reinvested, such stockholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder's basis in the stock received in a distribution from us will generally be equal to the amount of the reinvested distribution. Any stock received in a distribution will have a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator by filling out the transaction request form located at the bottom of the participant's statement and sending it to the plan administrator at the address below.

        Those stockholders whose shares are held by a broker or other nominee who wish to terminate his or her account under the plan may do so by notifying his or her broker or nominee.

        The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any stockholder distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Plan Administrator c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

        If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

        If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion is based on the provisions of the Code and the regulations of the U.S. Department of Treasury promulgated thereunder, or "Treasury regulations," each as in effect as of the date of this prospectus. These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. stockholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. This discussion assumes that our stockholders hold their shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

        A "U.S. stockholder" is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

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  an individual who is a citizen or resident of the United States;

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  a corporation created or organized in or under the laws of the United States, any state therein or the District of Columbia;

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  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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  a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust.

        A "non-U.S. stockholder" means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

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  a nonresident alien individual;

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  a foreign corporation; or

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  a foreign estate or trust.

        If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds our shares, the U.S. tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership considering an investment in our common stock should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares by the partnership.

Taxation of the Company

        We intend to elect to be treated and to qualify each year as a RIC under Subchapter M of the Code. As a RIC, we generally do not pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends.

  To qualify as a RIC, we must, among other things:

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  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a "qualified publicly traded partnership," or "QPTP," hereinafter the "90% Gross Income Test;" and

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  diversify our holdings so that, at the end of each quarter of each taxable year:

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  at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and

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  not more than 25% of the value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, or the "Diversification Tests."

        In the case of a RIC that furnishes capital to development corporations, there is an exception relating to the Diversification Tests described above. This exception is available only to RICs which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available, which we refer to as "SEC Certification." We have not sought SEC Certification, but it is possible that we will seek SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50% value of our assets (described above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

        As a RIC, we (but not our stockholders) are generally not subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders in any taxable year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions), or the "Annual Distribution Requirement." We intend to distribute annually all or substantially all of such income. Generally, if we fail to meet this Annual Distribution Requirement for any taxable year, we will fail to qualify as a RIC for such taxable year. To the extent we meet the Annual Distribution Requirement for a taxable year, but retain our net capital gains for investment or any investment company taxable income, we are subject to U.S. federal income tax on such retained capital gains and investment company taxable income. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the 4% U.S. federal excise tax described below.

        We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:

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  at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

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  at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

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  certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

        While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

        We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. See "Regulation—Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Company Investments

        Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

        Debt Instruments.    In certain circumstances, we may be required to recognize taxable income prior to which we receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with an end-of-term payment and/or PIK interest payment or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and to avoid the 4% U.S. federal excise tax, even though we will not have received any corresponding cash amount.

        Warrants.    Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally are treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term generally depends on how long we held a particular warrant.

        Foreign Investments.    In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

        Passive Foreign Investment Companies.    We may invest in the stock of a foreign corporation which is classified as a "passive foreign investment company" (within the meaning of Section 1297 of the Code), or "PFIC." In general, unless a special tax election has been made, we are required to pay tax at ordinary income rates on any gains and "excess distributions" with respect to PFIC stock as if such items had been realized ratably over the period during which we held the PFIC stock, plus an interest charge. Certain adverse tax consequences of a PFIC investment may be limited if we are eligible to elect alternative tax treatment with respect to such investment. No assurances can be given that any such election will be available or that, if available, we will make such an election.

        Foreign Currency Transactions.    Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations if the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These currency fluctuations related gains and losses may increase or decrease the amount of our investment company taxable income to be distributed to our stockholders as ordinary income.

Failure to Qualify as a RIC

        If we were unable to qualify for treatment as a RIC, and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such dividends as "qualified dividend income," which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

        The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. stockholders

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to noncorporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal tax rate.

        Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

        Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year. For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared. If an investor purchases shares of our stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

        Alternative Minimum Tax.    As a RIC, we are subject to alternative minimum tax, also referred to as "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders and this may affect the U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

        Dividend Reinvestment Plan.    Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See "Dividend Reinvestment Plan." Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Dispositions.    A U.S. stockholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of shares of our common stock in an amount equal to the difference between the U.S. stockholder's adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. stockholder on the disposition of shares of our common stock will result in capital gain or loss to a U.S. stockholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. stockholder upon the disposition of shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. stockholder. A loss recognized by a U.S. stockholder on a disposition of shares of our common stock will be disallowed as a deduction if the U.S. stockholder acquires additional shares of our common stock (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Tax Shelter Reporting Regulations.    Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

        Backup Withholding.    We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. stockholders who do not furnish us or the dividend-paying agent with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Taxation of non-U.S. stockholders

        The following discussion only applies to certain non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their own tax advisers before investing in shares of our common stock.

        Actual and Deemed Distributions; Dispositions.    Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. stockholder directly, would not be subject to withholding.

        In addition, with respect to certain distributions by RICs to non-U.S. stockholders in taxable years beginning before January 1, 2014, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to our stockholders as "interest-related dividends" or "short-term capital gain dividends," (ii) the dividends are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain non-U.S. stockholders.

        Dividend Reinvestment Plan.    Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See "Dividend Reinvestment Plan." If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder's account.

        Backup Withholding.    A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of federal income tax, will be subject to information reporting, but may not be subject to backup withholding of federal income tax on taxable dividends or distributions if the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form). Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

        Under the Foreign Account Tax Compliance provisions of the U.S. Hiring Incentives to Restore Employment Act, or "FATCA," (i) beginning July 1, 2014, certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits, and income and (ii) beginning January 1, 2017, gross proceeds from the sale or disposition of property of a type that can produce U.S. source interest or dividends, together, "withholdable payments," made to or through certain foreign entities may be subject to a 30% withholding tax. The 30% withholding tax will apply if withholdable payments are made (i) to or through "foreign financial institutions" (that are not otherwise exempt) that do not enter into an agreement with the IRS to report information with respect to accounts held by U.S. persons or (ii) to certain other foreign entities that do not provide information regarding whether their direct and indirect owners are U.S. persons.

        Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.

DESCRIPTION OF CAPITAL STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

        Our authorized capital stock consists of 500,000,000 shares of stock, par value $0.01 per share, 450,000,000 of which were classified as common stock and 50,000,000 of which were classified as preferred stock. Our common stock has been approved for listing on the NYSE under the ticker symbol "TPVG," subject to official notice of issuance. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. As of the date of this preliminary prospectus, 1,668 shares of our common stock were issued and outstanding.

        Under our charter and subject to the rights of holders of any series of preferred stock we may issue in the future, our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that a majority of our entire Board, without any action by our stockholders, may amend our charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

        All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Subject to the preferential rights of holders of any outstanding shares of preferred stock that we may issue in the future, distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of funds legally available for payment. Holders of our common stock have no preemptive, exchange, conversion or redemption rights and shares of our common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, holders of outstanding shares of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

        Our charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

        You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision, which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer and any individual who, while a director and at our request, serves or has served another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan, or other enterprise as a director, officer, partner, member, manager or trustee who, in either case, is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in any such capacity, from and against any claim or liability to which that person may become subject or which that person may incur by reason of such service and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our directors' and officers' rights to indemnification and advancement of expenses provided by our charter and bylaws vest immediately upon the election of a director or officer.

        Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor.

        Maryland law requires a Maryland corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by such corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by such corporation if it is ultimately determined that the standard of conduct was not met.

        In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Additionally, we have entered into indemnification agreements with our directors and executive officers that provide for indemnification and advance of expenses to the maximum extent permitted under Maryland law and the 1940 Act.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

        The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other reasons, the negotiation of such proposals may improve their terms.

Classified Board

        Our Board is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire at the annual meeting of stockholders to be held in 2015, 2016 and 2017, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, successor directors of each class will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and when his or her successor is duly elected and qualifies, and each year one class of directors is elected by our stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board will help to ensure the continuity and stability of our management and policies.

Election of Directors

        Our charter and bylaws provide that directors will be elected by a plurality of the votes cast in the election of directors. Pursuant to the charter, our Board may amend our bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

        Our charter provides that the number of directors will be set only by our Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law and, unless our bylaws are amended, may not be more than 15. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on our Board. Accordingly, at such time as we have three independent directors and our common stock is registered under the Exchange Act (which we expect will be upon the completion of this offering), except as may be provided by our Board in setting the terms of any class or series of preferred stock, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our charter provides that, subject to the rights of holders of one or more series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

        Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous consent, which our charter does not). These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Calling of Special Meetings of Stockholders

        Our bylaws provide that special meetings of stockholders may be called by our Board, the Chairman of the Board, President or Chief Executive Officer. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our Secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Advance Notice of Director Nominations and New Business

        Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board and the proposal of other business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board or (iii) by a stockholder who was a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting on such business or in the election of such nominee and who has provided notice to us within the time period, and containing the information, specified by the advance notice provisions set forth in our bylaws.

        With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to our Board may be made only (i) by or at the direction of our Board or (ii) provided that the meeting has been called for the purpose of electing directors, by a stockholder who was a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of such nominee and who has provided notice to us within the time period, and containing the information, specified by the advance notice provisions set forth in our bylaws.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast a majority of the votes entitled to be cast on the matter. However, our charter provides that approval of the following matters requires the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter:

  •
  amendments to the provisions of our charter relating to the classification of the Board, the power of the Board to fix the number of directors and to fill vacancies on the Board, the vote required to elect or remove a director and the Board's exclusive power to amend our bylaws;

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  charter amendments that would convert us from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the 1940 Act);

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  our liquidation or dissolution;

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  amendments to the provisions of our charter relating to the vote required to approve our dissolution, amendments to our charter amendments and extraordinary transactions;

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  any merger, consolidation, conversion, statutory share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our stockholders; or

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  any transaction between us, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of our directors generally, or any affiliate of such a person, group or member of such a group, or collectively, "Transacting Persons", on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of our continuing directors (in addition to approval by the Board), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction including Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval unless another provision of our charter requires such approval.

        The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by our stockholders or whose election by the Board to fill vacancies is approved by a majority of the continuing directors then on our Board. Our charter and bylaws provide that our Board will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

        Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights, unless the Board determines that such rights will apply.

Control Share Acquisitions

        The Control Share Acquisition Act provides that holders of control shares of a Maryland corporation acquired in a control share acquisition have no voting rights with respect to such control shares except to the extent approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions. A person who has made or proposes to make a control share acquisition may compel the board of directors of the Maryland corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders' meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

        The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

        Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Acquisition Act would, if implemented, violate Section 18(i) of the 1940 Act.

Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any such business combination generally must be recommended by the board of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

        Our bylaws will provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

 REGULATION

        We are a BDC under the 1940 Act and have elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a BDC be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC without the approval of a majority of our outstanding voting securities.

        We do not intend to acquire securities issued by any investment company in excess of the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. None of the policies in this paragraph is fundamental and each may be changed without stockholder approval.

Qualifying Assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as "qualifying assets," unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC's total assets. The principal categories of qualifying assets are the following:

          (1)   securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An "eligible portfolio company" is defined in the 1940 Act as any issuer that:

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    is organized under the laws of, and has its principal place of business in, the United States;

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    is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

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    satisfies either of the following:

    i.
    does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

    ii.
    is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company.

          (2)   securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

          (3)   securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

          (4)   cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

        The regulations defining and interpreting qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

        We look through our subsidiaries to the underlying holdings (considered together with portfolio assets held outside of our subsidiaries) for purposes of determining compliance with the 70% qualifying assets requirement of the 1940 Act. On a consolidated basis, at least 70% of our assets will be eligible assets.

Managerial Assistance to Portfolio Companies

        A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as "temporary investments," so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the "Diversification Tests," in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of any counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as that term is defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. We consolidate our financial results with all of our wholly owned subsidiaries for financial reporting purposes and measure our compliance with the leverage test applicable to BDCs under the 1940 Act on a consolidated basis. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage."

Codes of Ethics

        We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC's website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set out below. The guidelines are reviewed periodically by our Adviser and our directors who are not "interested persons," and, accordingly, are subject to change.

Introduction

        As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, our Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

        Our Adviser's policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

        Our Adviser votes proxies relating to any of our portfolio equity securities in what it perceives to be the best interest of our stockholders. Our Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on any of the portfolio equity securities we hold. In most cases our Adviser will vote in favor of proposals that our Adviser believes are likely to increase the value of any of the portfolio equity securities we hold. Although our Adviser will generally vote against proposals that may have a negative effect on any of our portfolio equity securities, our Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

        Our proxy voting decisions are made by our Adviser's senior investment team. To ensure that our Adviser's vote is not the product of a conflict of interest, our Adviser requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, our Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

        You may obtain information without charge about how our Adviser voted proxies by making a written request for proxy voting information to: 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Investor Relations.

Privacy Principles

        We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

        Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as are necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

        We restrict access to nonpublic personal information about our stockholders to employees of our Adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

        Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We and our Adviser will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a Chief Compliance Officer to be responsible for administering these policies and procedures.

        We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include concurrent investments in the same company, without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to any person that controls us or who owns more than 25% of our voting securities or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any company that is advised or managed by our Sponsor, our Adviser or their affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

        In the future, we may co-invest with investment funds, accounts and vehicles managed by our Sponsor where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. However, we, our Sponsor and our Adviser intend to file an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our Sponsor in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Even when we file this exemptive application, there can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and investment vehicles managed by our Sponsor where terms other than price are negotiated.

Sarbanes-Oxley Act

        The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

          (1)   pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

          (2)   pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

          (3)   pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

          (4)   pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

        The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act.

Emerging Growth Company

        We are an emerging growth company as defined in the JOBS Act and we are eligible to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not "emerging growth companies" including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. Although we have not made a determination whether to take advantage of any or all of these exemptions, we expect to remain an emerging growth company for up to five years or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.0 billion, (ii) December 31 of the fiscal year that we become a "large accelerated filer" as defined in Rule 12b-2 under the Exchange Act which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period. In addition, we have irrevocably opted-out of the extended transition period provided in

Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. As a result, we will comply with new or revised accounting standards on the same time frames as other public companies that are not "emerging growth companies."

Corporate Governance Regulations

        The NYSE has adopted corporate governance regulations that listed companies must comply with. Upon the completion of this offering, we intend to be in compliance with these corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith.

 SHARES ELIGIBLE FOR FUTURE SALE

        Upon completion of this offering, 8,592,333 shares of our common stock will be outstanding, assuming no exercise of the underwriters' option to purchase additional shares. Of these shares, the 8,333,333 shares sold in this offering will be freely tradable without restriction or limitation under the Securities Act. The 257,332 shares issued in the Concurrent Private Placement and the 1,668 shares issued to Messrs. Labe and Srivastava in connection with our initial capitalization will be deemed "restricted securities" as that term is defined under Rule 144 under the Securities Act. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under the Securities Act or may be sold pursuant to the safe harbors found in Rule 144 under the Securities Act, which are summarized below.

        In general, a person who has beneficially owned "restricted" shares of our common stock for at least six months would be entitled to sell their securities provided that (a) such person is not deemed to have been one of our affiliates at the time of, or at any time during the 90 days preceding, a sale and (b) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned "restricted" shares of our common stock for at least six months but who are our affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

  •
  1% of the total number of securities then outstanding; or

  •
  the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

        Sales by affiliates under Rule 144 also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. We can give no assurance as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. We can make no prediction as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See "Risk Factors—Risks Relating to This Offering."

Lock-up Agreements

        We, our Adviser, our Administrator, our directors and officers and each purchaser in the Concurrent Private Placement have agreed with the underwriters, subject to certain exceptions, not to issue, sell, dispose of or hedge any of our common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 180 days, or 365 days in the case of our Adviser, after the date of this prospectus, except with the prior written consent of Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, in their sole discretion, may release any of the securities subject to this lock-up agreement at any time with or without notice.

 CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our securities are held by U.S. Bank, N.A. pursuant to a custody agreement. The principal business address of U.S. Bank, N.A. is 190 S. LaSalle Street, 10th Floor, Chicago, IL 60603. American Stock Transfer & Trust Company, LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.

 BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, our Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. Our Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our Adviser may select a broker based upon brokerage or research services provided to our Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

        Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC and UBS Securities LLC and are acting as joint book-running managers of this offering. Subject to the terms and conditions stated in the underwriting agreement dated             , 2014, each underwriter named below severally agrees to purchase the number of shares indicated in the following table:

Underwriters	Number of Shares
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
Goldman, Sachs & Co.
Credit Suisse Securities (USA) LLC
UBS Securities LLC

Total	8,333,333

        The underwriters are committed to take and pay for all of the shares being offered, if any are purchased, other than the shares covered by the option described below.

Option to Purchase Additional Shares

        We have granted the underwriters a 30-day option to purchase up to an additional 1,250,000 shares of our common stock at the public offering price, less the sales load. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

Commissions and Discounts

        The following tables show the per share and total underwriting discounts and commissions to be paid by us and our Adviser to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase additional shares.

Paid by us	No Exercise	Full Exercise
Per Share	$0.45	$0.45
Total	$3,750,000	$4,312,500
Paid by our Adviser	No Exercise	Full Exercise
Per Share	$0.45	$0.45
Total	$3,750,000	$4,312,500

        Shares sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus. If all the shares are not sold at the public offering price, the representatives may change the offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters' right to reject any order in whole or in part.

        The underwriters are not participating in the Concurrent Private Placement and will not receive any fees, discounts, or commissions with respect to any shares sold in the Concurrent Private Placement.

        We estimate that we will incur offering expenses, excluding the underwriting discounts and commissions payable by us, of $1.75 million. Our Adviser has agreed to pay our organization and certain other expenses and any offering expenses that exceed $1.75 million. We will pay fees and disbursements of counsel for the underwriters up to $25,000 (excluding filing fees) in connection with securing any required review by the Financial Regulatory Authority, Inc. of the terms of this offering.

        Our common stock has been approved for listing on the NYSE under the symbol "TPVG," subject to official notice of issuance.

        We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

Lock-up Agreements

        We, our Adviser, our Administrator, our directors and officers and each purchaser in the Concurrent Private Placement have agreed with the underwriters, subject to certain exceptions, not to issue, sell, dispose of or hedge any of our common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 180 days, or 365 days in the case of our Adviser, after the date of this prospectus, except with the prior written consent of Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC in their sole discretion, may release any of the securities subject to this lock-up agreement at any time with or without notice.

Price Stabilizations and Short Positions

        In connection with the offering, Wells Fargo Securities, LLC, on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve sales by the underwriters of common stock in excess of the number of shares required to be purchased by the underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of shares made in an amount up to the number of shares represented by the underwriters' option to purchase additional shares. Transactions to close out the covered syndicate short involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the underwriters' option to purchase additional shares. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through their option to purchase additional shares. The underwriters may also make "naked" short sales, or sales in excess of their option to purchase additional shares. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress for the purpose of fixing or maintaining the price of the shares of common stock.

        The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from an underwriter or syndicate member when the underwriters repurchase shares originally sold by that underwriter or syndicate member in order to cover syndicate short positions or make stabilizing purchases.

        Any of these activities may have the effect of raising or maintaining the market price of the common stock or preventing or retarding a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on the NYSE or otherwise. Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters makes any representation that the underwriters will engage in these transactions. If the underwriters commence any of these transactions, they may discontinue them at any time.

        In connection with this offering, the underwriters may engage in passive market making transactions in our common stock on the NYSE in accordance with Rule 103 of Regulation M under the Exchange Act during a period before the commencement of offers or sales of common stock and extending through the completion of distribution. A passive market maker must display its bid at a price not in excess of the highest independent bid of that security. However, if all independent bids are lowered below the passive market maker's bid, then that bid must then be lowered when specified purchase limits are exceeded.

Potential Conflicts of Interest

        The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. Certain of the underwriters and their respective affiliates have provided, and may in the future provide, a variety of these services to the issuer and to persons and entities with relationships with the issuer, for which they received or will receive customary fees and expenses.

        In the ordinary course of their various business activities, the underwriters and their respective affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to assets, securities and/or instruments of the issuer (directly, as collateral securing other obligations or otherwise) and/or persons and entities with relationships with the issuer. The underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long and/or short positions in such assets, securities and instruments.

Sales Outside the U.S.

        No action has been taken in any jurisdiction (except in the U.S.) that would permit a public offering of the common shares, or the possession, circulation or distribution of this prospectus, the accompanying prospectus or any other material relating to us or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and none of this prospectus, the accompanying prospectus or any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

        Each of the underwriters may arrange to sell common shares offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where they are permitted to do so. In that regard, Wells Fargo Securities, LLC may arrange to sell shares in certain jurisdictions through an affiliate, Wells Fargo Securities International Limited, or "WFSIL." WFSIL is a wholly owned indirect subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Securities, LLC. WFSIL is a U.K. incorporated investment firm regulated by the Financial Services Authority. Wells Fargo Securities is the trade name for certain corporate and investment banking services of Wells Fargo & Company and its affiliates, including Wells Fargo Securities, LLC and WFSIL.

European Economic Area

        In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive, each a "Relevant Member State," including each Relevant Member State that has implemented amendments to Article 3(2) of the Prospectus Directive introduced by the 2010 PD Amending Directive, each an "Early Implementing Member State," an offer of securities to the public may not be made in that Relevant Member State and each underwriter represents and agrees that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State, or the "Relevant Implementation Date," it has not made and will not make an offer of the common stock to the public in that Relevant Member State prior to the publication of a prospectus in relation to the common stock which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that an offer of the common stock to the public in that Relevant Member State may be made at any time under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

  (a)
  to any legal entity which is a "qualified investor" as defined in the Prospectus Directive;

  (b)
  to fewer than 100 (or, in the case of Early Implementing Member States, 150) natural or legal persons (other than "qualified investors" as defined in the Prospectus Directive) subject to obtaining the prior consent of the Subscribers; or

  (c)
  in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of common stock referred to in (a) to (c) above shall require the issuer or any subscriber to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive and each person who initially acquires any common stock or to whom any offer is made will be deemed to have represented, warranted and agreed to and with the issuer or any Subscriber that it is a qualified investor within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive.

        For the purposes of this provision, the expression an "offer to the public" in relation to any common stock in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and common stock to be offered so as to enable an investor to decide to purchase or subscribe to common stock, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression "Prospectus Directive" means Directive 2003/71/EC of the European Parliament and of the Council of 4 November 2003 (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in the Relevant Member State. The expression "2010 PD Amending Directive" means Directive 2010/73/EU."

United Kingdom

        This prospectus and any other material in relation to the securities described herein is only being distributed to, and is only directed at, persons in the United Kingdom that are qualified investors within the meaning of Article 2(1)(e) of the Prospective Directive that also (i) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended, or the "Order," (ii) fall within Article 49(2)(a) to (d) of the Order and (iii) are persons to whom it may otherwise lawfully be communicated, all such persons together being referred to as "relevant persons," The securities are only available to, and any invitation, offer or agreement to engage in investment activity with respect to such securities will be engaged in only with, relevant persons. This prospectus and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other person in the United Kingdom. Any person in the United Kingdom that is not a relevant person should not act or rely on this prospectus or any of its contents.

        The distribution of this prospectus in the United Kingdom to anyone not falling within the above categories is not permitted and may contravene FSMA. No person falling outside those categories should treat this prospectus as constituting a promotion to him, or act on it for any purposes whatever. Recipients of this prospectus are advised that we, the underwriters and any other person that communicates this prospectus are not, as a result solely of communicating this prospectus, acting for or advising them and are not responsible for providing recipients of this prospectus with the protections which would be given to those who are clients of any aforementioned entities that is subject to the Financial Services Authority Rules.

France

        None of the underwriters has offered or sold, and no underwriter will offer or sell, directly or indirectly, common stock to the public in France, and has not distributed or caused to be distributed and will not distribute or cause to be distributed to the public in France, this prospectus or any other offering material relating to the common stock. Offers, sales and distributions that have been and will be made in France have been and will be made only to (a) providers of the investment service of portfolio management for the account of third parties, and (b) qualified investors (investisseurs qualifiés), other than individuals, all as defined in, and in accordance with, Articles L. 411-1, L. 411-2, and D. 411-1 of the French Code monétaire et financier.

        The common stock may be resold directly or indirectly only in compliance with Article L. 411-1, L. 411-2, L. 412-1 and L. 621-8 to L. 621-8-3 of the French Code monétaire et financier.

        Neither this prospectus prepared in connection with the common stock nor any other offering material relating to the common stock has been submitted to the clearance procedures of the Autorité des marchés financiers or notified to the Autorité des marchés financiers by the competent authority of another member state of the European Economic Area."

        To avoid French language requirement the common stock should not be offered to individuals. Indeed, pursuant to the Law no. 94-665 dated 4 August 2004 called Loi Toubon, if the common stock is offered to natural persons on a private placement basis, any marketing and offering documentation would have to be translated into French language.

Notice to Prospective Investors in Germany

        The common stock offered by this prospectus have not been and will not be offered to the public within the meaning of the German Securities Prospectus Act (Wertpapierprospektgesetz). No securities prospectus pursuant to the German Securities Prospectus Act has been or will be published or circulated in Germany or filed with the German Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht). This prospectus does not constitute an offer to the public in Germany, and it does not serve for public distribution of the common stock in Germany. Neither this prospectus, nor any other document issued in connection with this offering, may be issued or distributed to any person in Germany except under circumstances that do not constitute an offer to the public under the German Securities Prospectus Act. Prospective Investors should consult with their legal and/or tax advisor before investing into the common stock.

Ireland

        This prospectus and any other material in relation to the common stock described herein is only being distributed in Ireland:

  (a)
  in circumstances which do not require the publication of a prospectus pursuant to Article 3(2) of Directive 2003/71/EC as amended by Directive 2010/73/EC;

  (b)
  in compliance with the provisions of the Irish Companies Acts 1963-2009; and

  (b)
  in compliance with the provisions of the European Communities (Markets in Financial Instruments) Regulations 2007 (S.I. No. 60 of 2007) (as amended), and in accordance with any codes or rules of conduct and any conditions or requirements, or any other enactment, imposed or approved by the Central Bank of Ireland with respect to anything done by them in relation to the common stock.

Netherlands

        The common stock will not be offered or sold, directly or indirectly, in the Netherlands, other than:

  (a)
  with a minimum denomination of €50,000 or the equivalent in another currency per investor;

  (b)
  for a minimum consideration of €50,000 or the equivalent in another currency per investor;

  (b)
  to fewer than 100 individuals or legal entities other than 'Qualified Investors' (see below); or

  (b)
  solely to Qualified Investors, all within the meaning of Article 4 of the Financial Supervision Act Exemption Regulation (Vrijstellingsregeling Wet op het financieel toezicht) and Article 1:12 and Article 5:3 of the Financial Supervision Act (Wet op het financieel toezicht, FSA).

        In respect of the offer, the fund is not required to obtain a license pursuant to the FSA and is not subject to supervision pursuant to Part 4, Conduct of Business Supervision of financial undertakings and Part 2, Prudential Supervision of Financial Undertakings.

Switzerland

        We have not been authorized by the Swiss Financial Market Supervision Authority as a foreign investment fund for public distribution in Switzerland pursuant to article 120 of the Swiss Federal Act on Collective investment Schemes of June 23, 2006, or "CISA." Accordingly, the common stock may not be offered or distributed to the public in or from Switzerland and neither this prospectus nor any other offering material relating to the common stock may be distributed in connection with any such offering or distribution. The common stock may only be offered and this prospectus may only be distributed in or from Switzerland to qualified investors (as defined under article 10 para. 3 of the CISA)

Hong Kong

        The shares may not be offered or sold by means of any document other than to persons whose ordinary business is to buy or sell shares or debentures, whether as principal or agent, or in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32) of Hong Kong, and no advertisement, invitation or document relating to the shares may be issued, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made thereunder.

Singapore

        The Offering Circular has not been and will not be registered as a prospectus with the Monetary Authority of Singapore. Accordingly, each syndicate member acknowledges that the Shares may not be offered or sold, or be made the subject of an invitation for subscription or purchase, nor may the Offering Circular and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Shares be circulated or distributed, whether directly or indirectly, to the public or any member of the public in Singapore other than (i) to an institutional investor or other person specified in Section 274 of the Securities and Futures Act, Chapter 289 of Singapore, or the "Securities and Futures Act," (ii) to a sophisticated investor, and in accordance with the conditions, specified in Section 275 of the Securities and Futures Act, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the Securities and Futures Act.

Japan

        The securities have not been and will not be registered under the Securities and Exchange Law of Japan (the Securities and Exchange Law) and each underwriter has agreed that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

Electronic Delivery

        The underwriters may make prospectuses available in electronic format. A prospectus in electronic format may be made available on the website maintained by any of the underwriters and underwriters may distribute such prospectuses electronically. The underwriters may agree with us to allocate a limited number of shares for sale to their online brokerage customers. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

        The underwriters do not expect sales to discretionary accounts to exceed 5% of the total number of shares offered.

        The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036, the principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202, the principal business address of Goldman, Sachs & Co. is 200 West Street, New York, New York 10282, the principal business address of Credit Suisse Securities (USA) LLC is Eleven Madison Avenue, New York, New York, 10010 and the principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171.

 LEGAL MATTERS

        Certain legal matters relating to this offering will be passed upon for us by Clifford Chance US LLP, New York, New York. Certain legal matters relating to this offering will be passed upon for the underwriters by Sutherland Asbill & Brennan LLP, Washington, DC.

 EXPERTS

        The statement of assets and liabilities as of December 31, 2013 of TriplePoint Venture Growth BDC Corp. included in this Prospectus has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such statement of assets and liabilities is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

        The special purpose schedule of investments of TriplePoint Capital LLC and subsidiaries (the "Selling Company") to be acquired by TriplePoint Venture Growth BDC Corp. as of February 3, 2014, included in this Prospectus has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph relating to the fact that the special purpose schedule of investments was prepared based on the selected investments identified in Note 1 using the basis of presentation described in Note 2 to the schedule and is not intended to be a complete presentation of the Selling Company's investments) appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

 AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

        Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

        We also plan to maintain a website at http://www.tpvg.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors of
TriplePoint Venture Growth BDC Corp.

        We have audited the accompanying statement of assets and liabilities of TriplePoint Venture Growth BDC Corp. (the "Company") as of December 31, 2013. The statement of assets and liabilities is the responsibility of the Company's management. Our responsibility is to express an opinion on the statement of assets and liabilities based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of TriplePoint Venture Growth BDC Corp. as of December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

San Francisco, California
February 24, 2014

TriplePoint Venture Growth BDC Corp.

(A Development Stage Company)

STATEMENT OF ASSETS AND LIABILITES

December 31, 2013

2013
ASSETS
ASSETS:
Cash	$25,020

Total Assets	$25,020

LIABILITIES AND NET ASSETS
LIABILITIES:
Total Liabilities	$—

Commitments and Contingencies(1) (See Note 3)

NET ASSETS:
Common stock, par value $0.01 per share (450,000,000 authorized; 1,668 issued and outstanding)	$17
Additional paid in capital	25,003

Net Assets	25,020

Total Liabilities and Net Assets	$25,020

Net Asset Value Per Share	$15.00

(1)
TriplePoint Capital LLC (the "Sponsor") has incurred all organization and offering costs on behalf of TriplePoint Venture Growth BDC Corp. (the "Company"), which are estimated at approximately $725,000 and $1,458,000, respectively through December 31, 2013. In the event that the Company's initial public offering is completed, the offering costs will be reimbursed to the Sponsor by the Company subject to a cap of $1,750,000. Our Adviser has agreed to pay our organization and certain other expenses and any offering expenses that exceed $1,750,000.

The accompanying notes are an integral part of this financial statement.

TriplePoint Venture Growth BDC Corp.

(A Development Stage Company)

NOTES TO THE STATEMENT OF ASSETS AND LIABILITES

December 31, 2013

NOTE 1—NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

        TriplePoint Venture Growth BDC Corp. (the "Company") was formed on June 28, 2013 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. The Company intends to elect to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act, prior to pricing of its initial public offering. The Company will be managed by TPVG Advisers LLC, a Delaware limited liability company (the "Adviser").

        As of December 31, 2013, the Company has not yet begun commercial operations. All of the outstanding shares are owned by two officers of the Company who are also members of TPVG Advisers LLC.

        The Company's investment objective is to maximize its total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation. The Company will seek to achieve its investment objective by primarily lending to venture growth stage companies focused in technology, life sciences and other high growth industries.

Summary of Significant Accounting Policies

Basis of Presentation

        The accompanying statement of assets and liabilities has been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Cash

        Cash consists of bank demand deposits.

U.S. Federal Income Taxes

        The Company intends to elect to be treated as a regulated investment company ("RIC") under subchapter M of the Internal Revenue Code of 1986, as amended, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company's investors and will not be reflected in the financial statements of the Company.

Use of Estimates

        The preparation of the statement of assets and liabilities in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

TriplePoint Venture Growth BDC Corp.

(A Development Stage Company)

NOTES TO THE STATEMENT OF ASSETS AND LIABILITES (Continued)

December 31, 2013

NOTE 1—NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Organization and Offering Costs

        Organization costs include costs relating to the formation and incorporation of the business and are expensed as incurred. Offering costs include legal fees and other costs pertaining to the registration statement and are offset against capital proceeds from the initial public offering.

NOTE 2—RELATED PARTY ARRANGEMENTS

Investment Advisory Agreement

        The Company intends to enter into an investment advisory agreement (the "Advisory Agreement") with TPVG Advisers LLC (the "Adviser") in connection with its initial public offering. The Company will pay the Adviser a fee for its services under the Advisory Agreement. This fee consists of two components: a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.75% of the Company's average adjusted gross assets, including assets purchased with borrowed funds. The base management fee will be payable quarterly in arrears.

        The incentive fee consists of two components, an investment income component and a capital gains component. Under the investment income component, on a quarterly basis, the Company will pay the Adviser 20.0% of the amount by which the Company's pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 2.0% (8.0% annualized) of the Company's net assets at the end of the immediately preceding calendar quarter, subject to a "catch-up" provision pursuant to which the Adviser receives all of such income in excess of the 2.0% level but less than 2.5% and subject to a total return requirement(described below). The effect of the "catch-up" provision is that, subject to the total return provision, if pre-incentive fee net investment income exceeds 2.5% of the Company's net assets at the end of the immediately preceding calendar quarter, in any calendar quarter, the Adviser will receive 20.0% of the Company's pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company's pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of the Company's election to be treated as a BDC exceeds the cumulative incentive fees accrued and/or paid since the effective date of the Company's election to be treated as a BDC. In other words, any investment income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company's pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the "catch-up" provision and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of the Company's election to be treated as a BDC minus (y) the cumulative incentive fees accrued and/or paid since the effective date of the Company's election to be treated as a BDC. For the foregoing purpose, the "cumulative net increase in net assets resulting from operations" is the sum of the Company's pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation since the effective date of the Company's election to be treated as a BDC.

        Under the capital gains component of the incentive fee, the Company will pay the Adviser at the end of each calendar year 20.0% of the aggregate cumulative realized capital gains from inception

TriplePoint Venture Growth BDC Corp.

(A Development Stage Company)

NOTES TO THE STATEMENT OF ASSETS AND LIABILITES (Continued)

December 31, 2013

NOTE 2—RELATED PARTY ARRANGEMENTS (Continued)

through the end of that year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees.

        Certain officers of the Company are also principals of the Adviser.

Administration Agreement

        The Company intends to enter into an administration agreement (the "Administration Agreement") with TPVG Administrator LLC (the "Administrator") to provide administrative services, including furnishing the Company with office facilities, equipment, clerical, bookkeeping record keeping services and other administrative services, in connection with its initial public offering. The Company will reimburse the Administrator an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement. As of the date of this financial statement, no services have been performed by the Administrator, and no fees have been paid or accrued.

NOTE 3—COMMITMENTS AND CONTINGENCIES

        TriplePoint Capital LLC (the "Sponsor") has incurred all organization and offering costs on behalf of the Company which are estimated at approximately $725,000 and $1,458,000, respectively through December 31, 2013. In the event that the Company's initial public offering is completed, the offering costs will be reimbursed to the Sponsor by the Company subject to a cap of $1,750,000. Our Adviser has agreed to pay our organization and certain other expenses and any offering expenses that exceed $1,750,000. See Note 5.

NOTE 4—INDEMNIFICATION

        Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business the Company enters into contracts that contain a variety of representations which provide general indemnifications. The Company's maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

NOTE 5—SUBSEQUENT EVENTS

        The Company evaluated subsequent events through February 24, 2013, the date the statement of assets and liabilities was available for issuance.

        In connection with the Company's initial public offering, the Company intends to purchase the assets identified in its Special Purpose Schedule of Investments, dated as of February 3, 2014. For information on these assets, please see the Special Purpose Schedule of Investments, dated as of February 3, 2014.

        The Company has entered into a revolving credit facility (the "Credit Facility") with Deutsche Bank, acting as administrative agent and a lender and KeyBank National Association, EverBank Commercial Finance, Inc. and AloStar Bank of Commerce, which will become effective concurrent with the completion of its initial public offering. The revolving period under the Credit Facility expires in 2016.

        Through February 24, 2013, the Sponsor has incurred approximately $3,000,000 of organization and offering costs on behalf of the Company. Our Adviser has agreed to pay our organization and certain other expenses and any offering expenses that exceed $1,750,000.

INDEPENDENT AUDITORS' REPORT

To the Board of Managers of
TriplePoint Capital LLC and subsidiaries:

        We have audited the accompanying special purpose schedule of investments of TriplePoint Capital LLC and subsidiaries (the "Selling Company") as of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp. (the "special purpose schedule of investments"), and the related notes to the special purpose schedule of investments.

Management's Responsibility for the Special Purpose Schedule of Investments

        Management of TriplePoint Capital LLC and subsidiaries is responsible for the preparation and fair presentation of the special purpose schedule of investments in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the special purpose schedule of investments that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

        Our responsibility is to express an opinion on the special purpose schedule of investments based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose schedule of investments is free from material misstatement.

        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the special purpose schedule of investments. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the special purpose schedule of investments, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Selling Company's preparation and fair presentation of the special purpose schedule of investments in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Selling Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the special purpose schedule of investments.

        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

        In our opinion, the special purpose schedule of investments referred to above presents fairly, in all material respects, the investments to be acquired by TriplePoint Venture Growth BDC Corp. as of February 3, 2014, in accordance with accounting principles generally accepted in the United States of America.

Emphasis- of- Matter

        The accompanying special purpose schedule of investments to be acquired by TriplePoint Venture Growth BDC Corp. was prepared based on the selected investments identified in Note 1 using the basis of presentation described in Note 2 and is not intended to be a complete presentation of the Selling Company's investments. Our opinion is not modified with respect to this matter.

/s/ Deloitte & Touche LLP
San Francisco, California
February 24, 2014

TriplePoint Capital LLC and Subsidiaries

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

As of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp.

Venture Growth Stage Company(1)(2)	Industry	Type of Investment(3)(4)(5)	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments(6)
Aerohive Networks, Inc.	Wireless Communications Equipment	Growth Capital Loan (9.75% interest rate, 6.00% EOT payment)	$2,500,000	$2,488,752	$2,500,000	12/31/2015
		Growth Capital Loan (10.75% interest rate, 6.75% EOT payment)	7,500,000	7,435,473	7,500,000	12/31/2017

Aerohive Networks, Inc. Total				9,924,225	10,000,000

AirStrip Technologies, Inc.	Medical Software and Information Services	Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	5,000,000	5,018,800	5,025,000	10/31/2016
Birchbox, Inc.	E-Commerce—Personal Goods	Growth Capital Loan (10.75% interest rate, 8.00% EOT payment)	2,000,000	1,953,614	1,950,000	5/31/2017
		Growth Capital Loan (10.75% interest rate, 8.00% EOT payment)	3,000,000	2,912,358	2,925,000	6/30/2017

Birchbox, Inc. Total				4,865,972	4,875,000

Coraid, Inc.	Data Storage	Growth Capital Loan (10.00% interest rate, 6.00% EOT payment)	5,000,000	4,912,218	4,925,000	12/31/2016
Harvest Power, Inc.	Biofuels/Biomass	Growth Capital Loan (12.00% interest rate, 9.00% EOT payment)	20,000,000	20,040,911	20,200,000	11/30/2016
Hayneedle, Inc.	E-Commerce—Household Goods	Growth Capital Loan (12.50% interest rate, 12.00% EOT payment)	15,000,000	14,751,108	14,737,500	8/31/2017
		Growth Capital Loan (12.75% interest rate, 16.00% EOT payment)	5,000,000	4,876,240	4,862,500	12/31/2017

Hayneedle, Inc. Total				19,627,348	19,600,000

Lattice Engines, Inc.	Business Applications Software	Growth Capital Loan (8.50% interest rate, 8.00% EOT payment)	5,000,000	5,007,272	5,025,000	12/31/2016
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	1,000,000	1,010,188	1,012,500	6/30/2016
		Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	2,000,000	2,014,421	2,020,000	7/31/2016
		Growth Capital Loan (12.00% interest rate, 10.50% EOT payment)	2,000,000	1,989,081	1,990,000	8/31/2017

See Notes to Special Purpose Schedule of Investments

TriplePoint Capital LLC and Subsidiaries

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS (Continued)

As of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp.

Venture Growth Stage Company(1)(2)	Industry	Type of Investment(3)(4)(5)	Outstanding Principal	Cost	Fair Value	Maturity Date
		Growth Capital Loan (12.00% interest rate, 11.00% EOT payment)	$5,000,000	$4,936,824	$4,937,500	11/30/2017
		Equipment Financing(7)(8) (7.50% interest rate, 15.00% EOT payment)	890,348	884,029	908,946	8/31/2016
		Equipment Financing(7) (7.50% interest rate, 15.00% EOT payment)	298,162	296,919	303,308	10/31/2016

ModCloth, Inc. Total				11,131,462	11,172,254

Virtual Instruments, Inc.	Network Systems Management Software	Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000,000	4,918,289	4,925,000	12/31/2016
		Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000,000	4,905,381	4,900,000	1/31/2017

Virtual Instruments, Inc. Total				9,823,670	9,825,000

Xirrus, Inc.	Wireless Communications Equipment	Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	3,000,000	2,986,783	3,000,000	6/30/2016
		Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	5,000,000	4,972,843	5,000,000	12/31/2016

Xirrus, Inc. Total				7,959,626	8,000,000

Total Debt Investments			$99,188,510	$98,311,504	$98,647,254

See Notes to Special Purpose Schedule of Investments

TriplePoint Capital LLC and Subsidiaries

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS (Continued)

As of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp.

Venture Growth Stage Company(1)(2)	Industry	Type of Investment(3)	Shares	Cost	Fair Value
Warrant Investments(9)
Aerohive Networks, Inc.	Wireless Communications Equipment	Preferred Stock Warrants	84,983	$102,892	$152,843
AirStrip Technologies, Inc.	Medical Software and Information Services	Preferred Stock Warrants	20,708	83,743	74,547
Birchbox, Inc.	E-Commerce—Personal Goods	Preferred Stock Warrants	49,829	487,144	566,449
Coraid, Inc.	Data Storage	Preferred Stock Warrants	157,710	317,138	316,511
Harvest Power, Inc.	Biofuels/Biomass	Common Stock Warrants	67,935	82,881	77,446
Hayneedle, Inc.	E-Commerce—Household Goods	Common Stock Warrants	400,000	576,000	468,000
InMobi, Pte Ltd(7)	Advertising / Marketing	Common Stock Warrants	35,000	26,250	27,300
Inspirato, LLC	Travel and Leisure	Preferred Stock Warrants	1,994	45,742	36,848
Lattice Engines, Inc.	Business Applications Software	Preferred Stock Warrants	127,957	16,937	25,898
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Common Stock Warrants	190,448	194,593	247,582
Nutanix, Inc.	Database Software	Preferred Stock Warrants	45,000	64,450	77,401
One Kings Lane, Inc.	E-Commerce—Household Goods	Preferred Stock Warrants	13,635	8,034	28,970
Virtual Instruments, Inc.	Network Systems Management Software	Preferred Stock Warrants	694,788	500,942	611,761
Xirrus, Inc.	Wireless Communications Equipment	Preferred Stock Warrants	1,329,004	82,045	197,709

Total Warrant Investments				$2,588,791	$2,909,265

Equity Investments
MongoDB, Inc.	Software Development Tools	Common Stock(10)	74,742	999,996	999,996
Nutanix, Inc.	Database Software	Preferred Stock(10)	137,202	999,997	999,997

Total Equity Investments				$1,999,993	$1,999,993

Total Portfolio Investments				$102,900,288	$103,556,512

See Notes to Special Purpose Schedule of Investments

TriplePoint Capital LLC and Subsidiaries

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS (Continued)

As of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp.

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

(1)
All of the investments set forth in this schedule are in entities which are domiciled in the United States and/or have a principal place of business in the United States.

(2)
Unless otherwise noted, all of these assets are expected to be pledged as collateral as part of the Bridge Facility and as part of the Credit Facility.

(3)
No investment represents a 5% or greater interest in any outstanding class of voting security of the portfolio company.

(4)
Interest rate is the annual interest rate on the debt investment and does not include any original issue discount, the end-of-term payment or any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees.

(5)
The end-of-term payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. Interest will accrue during the life of the loan on the end-of-term payment and will be recognized as non-cash income until it is actually paid. Therefore a portion of TPVG's incentive fee will be based on income that it has not yet received in cash.

(6)
None of the portfolio companies have (i) been in payment default, (ii) extended the original maturity of its loan, (iii) converted from cash pay interest to PIK interest or (iv) entered into a material amendment to its loan agreement related to deteriorating financial performance.

(7)
Investment is not a qualifying asset under Section 55(a) of the 1940 Act.

(8)
At the end-of-term of this equipment financing, the obligor has the option to purchase the underlying assets at fair market value subject to a cap, return the equipment or continue to finance the assets. The fair market value for this financing has been estimated as a percentage of original cost for purposes of the end-of-term payment value.

(9)
Warrants are associated with funded debt instruments as well as certain commitments to provide future funding against certain unfunded obligations. See Note 5.

(10)
Not expected to be pledged as collateral as part of the Credit Facility.

TriplePoint Capital LLC and Subsidiaries

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

As of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp.

Note 1. Organization

        In June 2013, TriplePoint Capital LLC, a Delaware limited liability company, or "TPC," or, "our Sponsor," formed TPC Venture Growth Partners 1 LLC, a wholly-owned Delaware limited liability company, or "VG1," to fund certain of TPC's debt financing, leasing and direct equity investments in venture growth stage companies. In connection with any investment by VG1, TPC assigns to VG1 an economic interest in the warrants associated with such investment.

        TriplePoint Venture Growth BDC Corp., a Maryland corporation, or "TPVG," was formed on June 28, 2013 and structured as an externally-managed non-diversified, closed-end management investment company that intends to elect to be regulated as a business development company, or "BDC," under the Investment Company Act of 1940, as amended, or the "1940 Act." TPVG's investment objective is to maximize its total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending with warrants to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by TPC's select group of leading venture capital investors. TPVG will be managed by TPVG Advisers LLC, a Delaware limited liability company, or the "Adviser," a subsidiary of TPC.

        VG1 intends to sell to TPVG the Debt Investments, Equity Investments and Warrants identified on the accompanying special purpose schedule of investments and TPC intends to sell to TPVG the unfunded lending and leasing obligations and associated warrants identified on the accompanying special purpose schedule of investments and notes, in each case, prior to TPVG's election to be regulated as a BDC under the 1940 Act.

        Prior to the time TPVG elects to be regulated as a BDC, TPVG intends to acquire from our Sponsor and VG1 the portfolio of investments noted in the special purpose schedule of investments and notes in venture growth stage companies originated through our Sponsor consisting of funded debt and direct equity investments, future funding obligations and warrants associated with both the funded debt investments and future funding obligations.

        The accompanying special purpose schedule of investments reflects the principal balance and fair values of the investments expected to be sold by VG1 and TPC to TPVG as of February 3, 2014. The principal balances and fair values of the investments and unfunded lending and leasing obligations expected to be acquired by TPVG will be determined on the transaction date and will differ from the principal balances and fair values reported in the accompanying special purpose schedule of investments. There can be no assurance that TPVG's initial public offering will be consummated or that the investments ultimately acquired by TPVG will not differ from the investments identified on the accompanying special purpose schedule of investments.

NOTE 2—Summary of Significant Accounting Policies

Basis of Presentation

        The accompanying special purpose schedule of investments is expressed in United States dollars and has been prepared in conformity with accounting principles generally accepted in the United States of America, or "GAAP."

TriplePoint Capital LLC and Subsidiaries

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

As of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp.

NOTE 2—Summary of Significant Accounting Policies (Continued)

Use of Estimates

        The preparation of the accompanying special purpose schedule of investments in conformity with GAAP requires estimates and assumptions to be made that affect the amounts disclosed in the accompanying special purpose schedule of investments. Actual results could differ from those estimates.

NOTE 3—Investment Valuations and Fair Value Measurements

        These investments were valued at fair value in accordance with the principles established by FASB Accounting Standards Codification, Topic 820 Fair Value Measurements and Disclosure, ("ASC 820"). ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC 820, these inputs are summarized in the three levels listed below:

  Level 1—Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

  Level 2—Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

        Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

TriplePoint Capital LLC and Subsidiaries

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

As of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp.

NOTE 3—Investment Valuations and Fair Value Measurements (Continued)

        The fair value for these investments was determined to be the price that would be received for an investment in a current sale, which assumes an orderly market is available for the market participants at the measurement date. When available, the fair value of these investments was based on directly observable market prices or on market data derived from comparable assets. The fact that no active market exists for most of these investments and the fair value of these investments must be determined using valuation techniques such as discounted cash flow models and option pricing models that incorporate unobservable inputs was considered. Current market conditions, as well as other facts and circumstances at the measurement date were considered and the most appropriate valuation method(s) for each investment was selected based on the level of sufficient data available to measure fair value. If more than one valuation method was used to measure fair value, the results were evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A range of fair values were considered based upon the valuation techniques utilized and selects the value within that range that was most representative of fair value based on current market conditions as well as other factors management considers relevant. This valuation policy is intended to provide a consistent basis for determining the fair value of these investments.

        Determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment. Inputs used to measure the fair value of an investment reflect management's best estimate of assumptions that would be used by market participants in pricing such investment in a hypothetical transaction. Valuation techniques are significantly affected by the assumptions and inputs used, including the discount rate and estimates of future cash flows. Due to the inherent uncertainty of determining the fair value of investments that do not have an active market, the fair value of these investments may differ from the values that would have been used had an active market existed for such investments and may differ materially from the values that may be ultimately realized upon the sale or liquidation of such investments.

        The accompanying special purpose schedule of investments consists entirely of securities that are not publicly traded and are included in Level 3 of the fair value hierarchy. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable.

        The Board of Directors of TPVG, or the "Board," has established a committee, or the "Valuation Committee," pursuant to a Valuation Committee Charter and adopted procedures to determine the fair value of investments for the purpose of approving and recommending the fair value of the assets to be acquired by TPVG to the Board. The Valuation Committee has discussed the valuations and approved the fair value of each such investment to be acquired in good faith and in accordance with valuation procedures adopted by the Valuation Committee based, in part, upon the input from TPC, the Adviser, a third-party valuation firm, and the Valuation Committee and, based upon that analysis and determination, the Valuation Committee has recommended the fair value of the assets to be acquired to the Board, and the Board, including each member of the Valuation Committee, has approved the fair value, as of February 3, 2014, of the assets to be acquired.

TriplePoint Capital LLC and Subsidiaries

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

As of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp.

NOTE 3—Investment Valuations and Fair Value Measurements (Continued)

Investment Valuation Techniques

  Debt Investments:

        The Debt Investments identified on the accompanying special purpose schedule of investments are loans made to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by leading venture capital investors. These investments are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indices for these type of debt instruments and thus management must estimate the fair value of these investment securities based on models utilizing unobservable inputs.

        To estimate the fair value of these Debt Investments, the cost basis of each Debt Investment, which includes OID, was compared to the resulting fair value determined using a discounted cash flow model, unless another model was more appropriate based on the circumstances at the measurement date. The discounted cash flow approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to these Debt Investments, in order to determine a comparable range of effective market interest rates. The range of interest rate spreads utilized is based on borrowers with similar credit profiles. All remaining expected cash flows of the investment were discounted using this range of interest rates to determine a range of fair values for the Debt Investment.

        This valuation process included, among other things, evaluating the underlying investment performance, the portfolio company's current financial condition and ability to raise additional capital, as well as macro-economic events that may impact valuations. These events include, but are not limited to, current market yields and interest rate spreads of similar securities as of the measurement date. Significant increases (decreases) in these unobservable inputs would result in a significantly higher (lower) fair value measurement.

        Under certain circumstances, an alternative technique was used to value certain Debt Investments that better reflected the fair value of the investment, such as the price paid or realized in a recently completed transaction or a binding offer received in an arms-length transaction, the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability or estimates of proceeds that would be received in a liquidation scenario.

        Warrants:    Fair value of the warrants were primarily estimated using a Black Scholes option pricing model. Privately held warrant and equity-related securities were valued based on an analysis of various factors including, but not limited to, the following:

  •
  Underlying enterprise value of the issuer was estimated based on information available, including any information regarding the most recent rounds of borrower funding. Valuation techniques to determine enterprise value included market multiple approaches, income approaches or approaches that utilize recent rounds of financing and the portfolio company's capital structure to determine enterprise value. Valuation techniques were also utilized to allocate the enterprise fair value of a portfolio company to the specific class of common or preferred stock exercisable in the warrant. Such techniques took into account the rights and preferences of the portfolio company's securities, expected exit scenarios, and volatility associated with such outcomes to allocate the fair value to the specific class of stock held in the

TriplePoint Capital LLC and Subsidiaries

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

As of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp.

NOTE 3—Investment Valuations and Fair Value Measurements (Continued)

    portfolio. Such techniques included Option Pricing Models (OPM), including back solve techniques, Probability Weighted Expected Return Models and other techniques as determined to be appropriate.

  •
  Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, was based on comparable publicly traded companies within indices similar in nature to the underlying company issuing the warrant. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value.

  •
  The risk-free interest rates were derived from the U.S. Treasury yield curve. The risk-free interest rates were calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value.

  •
  Other adjustments, including a marketability discount on private company warrants, were estimated based on TPC's judgment about the general industry environment. Significant increases (decreases) in this unobservable input would result in a significantly lower (higher) fair value.

  •
  Historical portfolio experience on cancellations and exercises of warrants were utilized as the basis for determining the estimated life of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or IPOs, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value.

        Under certain circumstances an alternative technique was used to value certain warrants that better reflects the warrants' fair values, such as an expected settlement of a warrant in the near term, a model that incorporates a put feature associated with the warrant, or the price paid or realized in a recently completed transaction or binding offer received in an arms-length transaction. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.

        Equity Investments:    The fair value of an equity investment in a privately held company is initially the face value of the amount invested. The Company adjusts the fair value of equity investments in private companies upon the completion of a new third-party round of equity financing subsequent to its investment. The Company may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company's financial or operational performance. The Company may also reference comparable transactions and/or secondary market transactions to estimate fair value. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. These assets are recorded at fair value on a recurring basis.

        These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on

TriplePoint Capital LLC and Subsidiaries

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

As of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp.

NOTE 3—Investment Valuations and Fair Value Measurements (Continued)

estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

        The following is a summary by major security type of the fair value according to inputs used in valuing investments listed in the accompanying special purpose schedule of investments as of February 3, 2014.

	Level 1	Level 2	Level 3	Total
Investment Type
Debt Investments, at fair value	$—	$—	$98,647,254	$98,647,254
Warrant Investments, at fair value	—	—	2,909,265	2,909,265
Equity Investments, at fair value	—	—	1,999,993	1,999,993

Totals	$—	$—	$103,556,512	$103,556,512

        The following table provides a summary of quantitative information about the Level 3 fair value measurements of investments as of February 3, 2014. In addition to the techniques and inputs noted in the table below, TPVG may also use other valuation techniques and methodologies when determining

TriplePoint Capital LLC and Subsidiaries

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

As of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp.

NOTE 3—Investment Valuations and Fair Value Measurements (Continued)

fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the portfolio's fair value measurements:

Description:	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)
Debt Investments	$98,647,254	Discounted Cash Flows	Discount Rate	12.25% - 16.50% (14.45%)
Warrants Investments	2,413,965	Black Scholes Model	Share Price and Equity Value	N/A
			Revenue Multiples	2.10x - 3.00x (2.60x)
			WACC	25.25% - 26.25 (25.75%)
			Volatility	42.90% - 75.00% (56.79%)
			Term	0.40 - 3.75 Years (2.53 Years)
			Discount for lack of marketability	0.00% - 26.10% (18.52%)
			Discount Rate	25.00% (25.00%)
	495,300	Monte-Carlo Method*	Volatility	52.00% - 60.00% (52.44%)
			Term	2.40 - 4.00 Years (3.91)
Equity Investments	999,997	Black Scholes Model	Share Price and Equity Value	N/A
			Volatility	50.00% (50.00%)
			Term	2.3 Years (2.3 Years)
	999,996	Market Approach	Price Paid	N/A

Total investments	$103,556,512

*
The use of this valuation technique may have included the use of the Black Scholes Model valuation technique.

Security Transactions, Realized/Unrealized Gains or Losses and Income Recognition

        Security transactions are recorded on a trade-date basis. Realized gains or losses from the repayment or sale of investments are measured using the specific identification method. The amortized cost basis of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and certain upfront loan origination fees. Changes in the fair value of investments are reported as a component of net change in unrealized appreciation (depreciation) on investments in the consolidated statement of operations.

        Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with the Debt Investments, certain loan origination fees received in connection with the closing of investments and purchased discount or premium are capitalized and accreted/amortized into interest income over the life of the respective security using the effective interest method. Upon prepayment of a loan or debt security, any prepayment penalties and/or unamortized discounts are recorded as interest income.

TriplePoint Capital LLC and Subsidiaries

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

As of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp.

NOTE 3—Investment Valuations and Fair Value Measurements (Continued)

        End-of-term payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. Interest is accrued during the life of the loan on the end-of-term payment on the effective interest method as non-cash income. The end-of-term payment generally ceases accruing to the extent the borrower is unable to pay the remaining principal and interest due.

Portfolio Composition

        Summaries of the composition of the investment portfolio at fair value and as a percentage of the total investment portfolio as of February 3, 2014 are shown in the following tables.

        The following table shows the fair value of the portfolio of investments by industry, and the percentage of the total investment portfolio as of February 3, 2014.

Industry Classification

	Investment at Fair Value (in millions)	Percentage of Portfolio
Biofuels/Biomass	$20.28	19.58%
E-Commerce—Household Goods	20.10	19.41
Wireless Communications Equipment	18.34	17.71
E-Commerce—Clothing & Accessories	11.42	11.03
Network Systems Management Software	10.44	10.08
E-Commerce—Personal Goods	5.44	5.25
Data Storage	5.24	5.06
Medical Software & Information Services	5.10	4.92
Business Applications Software	5.05	4.88
Database Software	1.08	1.04
Software Development Tools	1.00	0.97
Travel and Leisure	0.04	0.04
Advertising / Marketing	0.03	0.03

Total	$103.56	100.00%

        The following table shows the fair value of the portfolio of investments by investment type, and the percentage of the total investment portfolio as of February 3, 2014.

TriplePoint Capital LLC and Subsidiaries

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

As of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp.

NOTE 3—Investment Valuations and Fair Value Measurements (Continued)

Investment Type

	Investment at Fair Value (in millions)	Percentage of Portfolio
Debt Investments, at fair value	$98.65	95.26%
Warrant Investments, at fair value	2.91	2.81
Equity Investments, at fair value	2.00	1.93

Total	$103.56	100.00%

NOTE 4—Credit risk

        The Debt Investments identified on the accompanying special purpose schedule of investments may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic economic and political developments, may significantly affect the value of these investments. In addition, the value of these investments may fluctuate as the general level of interest rates fluctuate.

        In many instances, the portfolio company's ability to repay the Debt Investments will be dependent on additional funding by its venture capital investors, a future sale or an initial public offering. The value of these investments may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan.

NOTE 5—Commitments

        TPC is a party to certain delay draw credit agreements with its portfolio companies, which require TPC to make future advances at the borrowers' discretion during a defined loan availability period. TPC's credit agreements contain customary lending provisions which allow TPC relief from funding obligations for previously made commitments in instances where the underlying portfolio company experiences materially adverse events that affect the financial condition or business outlook for the portfolio company. The unfunded obligation associated with these credit agreements is equal to the amount by which the contractual funding commitment exceeds the sum of the amount of funded debt unless the availability period has expired. TPC had contractual unfunded obligations in the amount of $143,260,913 for certain debt financings as of February 3, 2014. VG1 intends to sell to TPVG the funded loans and associated warrants identified on the accompanying special purpose schedule of investments and TPC intends to sell to TPVG the unfunded lending and leasing obligations and associated warrant positions identified on the accompanying special purpose schedule of investments and notes, in each case, prior to TPVG's election to be regulated as a BDC under the 1940 Act. For certain unfunded delay draw credit agreements TPC will transfer the obligation to fund the delay draw in exchange for the fees and/or warrants TPC had originally received to enter into the delay draw credit agreements. The fair value at the inception of the agreement of the delay draw credit agreements is equal to the fees and/or warrants received to enter into these agreements, taking into account the remaining terms of the agreements and the counterparties' credit profile. The unfunded delay draw credit agreements amount is included in the $143,260,913 of aforementioned contractual

TriplePoint Capital LLC and Subsidiaries

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

As of February 3, 2014 to be acquired by TriplePoint Venture Growth BDC Corp.

NOTE 5—Commitments (Continued)

unfunded obligations. As of February 3, 2014 the fair value for these funding obligations was approximately $1,014,128.

        The following table shows the unfunded obligations TPC intends to assign to TPVG as of February 3, 2014:

Venture Growth Stage Company	Unfunded Obligation
Aerohive Networks, Inc.	$10,000,000
AirStrip Technologies, Inc.	10,000,000
Birchbox, Inc.	12,000,000
Coraid, Inc.	10,000,000
InMobi, Inc.	25,000,000
Inspirato LLC	15,000,000
Lattice Engines, Inc.	5,000,000
ModCloth, Inc.	8,760,913
Nutanix, Inc.	20,000,000
One Kings Lane, Inc.	10,000,000
Virtual Instruments, Inc.	12,500,000
Xirrus, Inc.	5,000,000

Totals	$143,260,913

NOTE 6—Subsequent Events

        Subsequent to February 3, 2014 the following growth capital loan commitments were entered into by TPC and the following loans and equity investments were funded by VG1. TPC and VG1 intend to sell these unfunded obligations, loans, and warrants to TPVG as part of its expected initial portfolio.

        On February 10, 2014, VG1 funded $5,000,000 of the growth capital loan commitment to ModCloth, Inc., with a note with a 12% cash interest rate, a 11.5% end-of-term payment and a maturity date of February 28, 2018, thereby reducing TPC's total unfunded obligation to ModCloth, Inc. to $3,760,913. As part of the funding, TPC's received an additional 102,732 common stock warrants.

        On February 13, 2014, VG1 funded $5,000,000 of the growth capital loan commitment to Virtual Instruments, Inc., with a note with a 9.5% cash interest rate, a 9.25% end-of-term payment and a maturity date of February 28, 2017, thereby reducing TPC's total unfunded obligation to Virtual Instruments, Inc. to $7,500,000.

        On February 18, 2014, TPC entered into a $40,000,000 growth capital loan commitment with EndoChoice, Inc., a Medical Device and Equipment company, and received 947,508 class A unit warrants. On February 18, 2014, VG1 funded $20,000,000 of the growth capital loan commitment with two notes, each with a 11.75% cash interest rate, an 8.00% end-of-term payment and a maturity date of February 28, 2017, thereby reducing TPC's total unfunded obligation to EndoChoice, Inc. to $20,000,000. TPC intends to sell one $10,000,000 growth capital loan note and 315,836 of class A unit warrants to TPVG as well as assign to TPVG all of the remaining unfunded obligation and an additional 315,836 of class A warrants.

8,333,333 Shares

TriplePoint Venture Growth BDC Corp.

Common Stock

PRELIMINARY PROSPECTUS

Morgan Stanley	Wells Fargo Securities	Goldman, Sachs & Co.	Credit Suisse	UBS Investment Bank

                     , 2014

TRIPLEPOINT VENTURE GROWTH BDC CORP.
PART C
OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

(1)   Financial statements

        The following financial statements of the Registrant are included in this registration statement:

  Audited Statement of Assets and Liabilities as of December 31, 2013

  Audited Special Purpose Schedule of Investments as of February 3, 2014

(2)   Exhibits

(a)*	Articles of Amendment and Restatement

(b)*	Amended and Restated Bylaws

(c)	Not applicable

(d)*	Form of Stock Certificate

(e)*	Dividend Reinvestment Plan

(f)	Not applicable

(g)	Investment Advisory Agreement between the Registrant and TPVG Advisers LLC

(h)	Form of Underwriting Agreement between the Registrant and Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Exhibit A thereto

(i)	Not applicable

(j)*	Form of Custody Agreement between the Registrant and U.S. Bank, N.A.

(k)(1)	Administration Agreement between the Registrant and TPVG Administration LLC

(k)(2)	License Agreement between the Registrant and TriplePoint Capital LLC

(k)(3)*	Form of Indemnification Agreement between the Registrant and each of its directors and executive officers

(k)(4)†	Form of Asset Purchase Agreement between the Registrant and TPC Venture Growth Partners 1 LLC

(k)(5)†	Form of Bridge Facility among the Registrant and Deutsche Bank AG

(k)(6)†	Receivables Financing Agreement between the Registrant, the lenders party thereto, Deutsche Bank AG, Deutsche Bank Trust Company Americas, the other agent parties thereto and U.S. Bank, National Association

(k)(7)	Form of Private Placement Agreement between the Registrant and the individual purchasers in the Concurrent Private Placement

(k)(8)	Form of Private Placement Agreement between the Registrant and the entity purchasers in the Concurrent Private Placement

(l)	Opinion and Consent of Clifford Chance US LLP, counsel for the Registrant

(m)	Not applicable

(n)(1)	Consent of Deloitte & Touche LLP, relating to consent of independent registered public accounting firm

(n)(2)	Consent of Deloitte & Touche LLP, relating to consent of independent auditors

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)*	Joint Code of Ethics of the Registrant and our Adviser

*
Previously filed in connection with Registrant's registration statement on Form N-2 Pre-Effective Amendment No. 1 (file No. 333-191871) filed on January 22, 2014.
†
To be filed by amendment.

Item 26.   Marketing Arrangements

        The information contained under the heading "Underwriting" on this registration statement is incorporated herein by reference.

Item 27.    Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$18,515
FINRA filing fee	19,250
NYSE listing fees	20,000
Printing expenses(1)	190,000
Accounting fees and expenses(1)	225,000
Legal fees and expenses(1)	1,200,000
Miscellaneous(1)	77,235

Total	$1,750,000

(1)
These amounts are estimates.

Item 28.   Persons Controlled by or Under Common Control

        To be provided by amendment.

Item 29.    Number of Holders of Securities

        The following table sets forth the approximate number of record holders of the Registrant's common stock as of the date of this preliminary prospectus.

Title of Class	Number of Record Holders
Common Stock, $0.01 par value	2

Item 30.   Indemnification

        Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VIII of the Registrant's charter and Article XI of the Registrant's Amended and Restated Bylaws.

        Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        The Registrant's charter authorizes the Registrant, and the Registrant's bylaws require the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer and any individual who, while serving as the Registrant's director or officer and at the Registrant's request, serves or has served another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee who, in either case, is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in any such capacity, from and against any claim or liability to which that person may become subject or which that person may incur by reason of such service and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant's charter and bylaws also permit the

Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant's employees or agents or any employees or agents of the Registrant's predecessor.

        Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant's charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Additionally, we expect to enter into indemnification agreements with our directors and executive officers that provide for indemnification and advance of expenses to the maximum extent permitted under Maryland law and the 1940 Act.

Our Adviser and Administrator

        The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Adviser and its professionals and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser's services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and any person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator's services under the Administration Agreement or otherwise as administrator for the Registrant.

        The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant's directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement, each an "Indemnitee," including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31.    Business and Other Connections of Investment Adviser

        A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each managing director, director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the sections entitled "Management." Additional information regarding our Adviser and its officers and directors will be set forth in its Form ADV to be filed with the SEC.

Item 32.    Location of Accounts and Records

        All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

          (1)   the Registrant: TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025;

          (2)   the Custodian: U.S. Bank, N.A., 190 S. LaSalle Street, 10th Floor, Chicago, IL 60603;

          (3)   the Transfer and Dividend Paying Agent and Registrar: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;

          (4)   our Adviser: TPVG Advisers LLC, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025; and

          (5)   our Administrator: TPVG Administrator LLC, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Item 33.    Management Services

        Not applicable.

Item 34.    Undertakings

          (1)   The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

          (2)   Not applicable.

          (3)   Not applicable.

          (4)   Not applicable.

          (5)   The Registrant undertakes that:

            (a)   For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

            (b)   For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (6)   Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 2 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of Menlo Park, in the State of California, on the 24th day of February, 2014.

TriplePoint Venture Growth BDC Corp.
By:	/s/ JAMES P. LABE
	Name:	James P. Labe
	Title:	Chief Executive Officer and Chairman of the Board

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ JAMES P. LABE James P. Labe	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	February 24, 2014
/s/ SAJAL K. SRIVASTAVA Sajal K. Srivastava	Chief Investment Officer, President and Director	February 24, 2014
/s/ HAROLD SPENCER Harold Spencer	Senior Vice-President—Finance and interim Chief Financial Officer (Principal Financial and Accounting Officer)	February 24, 2014
* Gilbert E. Ahye	Director	February 24, 2014
* Steven P. Bird	Director	February 24, 2014
* Stephen A. Cassani	Director	February 24, 2014

*    Signed by Sajal K. Srivastava pursuant to a power of attorney signed by each individual and filed with this registration statement on January 22, 2014.